[front cover]


December 31, 2000

AMERICAN CENTURY
Annual Report

Equity Growth
Income & Growth
Small Cap Quantitative


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

EQUITY GROWTH
(BEQGX)
--------------------------

INCOME & GROWTH
(BIGRX)
--------------------------

SMALL CAP QUANTITATIVE
(ASQIX)
--------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year 2000 marked the end of an unprecedented period in the U.S. stock market. Most of the major stock indexes posted losses for the first time in a decade. In particular, the S&P 500 had its worst return since 1977 and broke a string of five consecutive years with a return of 20% or more. The previously buoyant technology sector also ran aground; the tech-heavy Nasdaq Composite Index fell 40% in 2000.

     The root cause of the market's decline was an earnings shortfall caused by a rapidly slowing economy. As we've been saying for 40 years, "money follows earnings," and investors were quick to move their money elsewhere when companies reported disappointing earnings.

     As you read about the past year's market decline in this report, keep this thought in mind--successful long-term investing means not being concerned with what the market is doing today or tomorrow, but believing that its long-term trend is upward.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc. (a substantial minority shareholder in American Century Companies, Inc., since 1998). Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise is called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
EQUITY GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
INCOME & GROWTH
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Schedule of Investments ................................................   16
SMALL CAP QUANTITATIVE
   Performance Information ................................................   21
   Management Q&A .........................................................   22
   Schedule of Investments ................................................   25
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   29
   Statement of Operations ................................................   30
   Statement of Changes
      in Net Assets .......................................................   31
   Notes to Financial
      Statements ..........................................................   33
   Financial Highlights ...................................................   37
   Report of Independent
      Accountants .........................................................   46
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   47
   Background Information
      Investment Philosophy
         and Policies .....................................................   48
      Comparative Indices .................................................   48
      Lipper Rankings .....................................................   48
      Investment Team
         Leaders ..........................................................   48
   Glossary ...............................................................   49


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The stock market reversed in 2000--large-cap and technology stocks posted negative returns, while smaller-company and value shares gained.

* The S&P 500 declined for the first time in a decade, ending a string of five straight years with a return of 20% or more.

* After a strong first quarter, technology and telecommunications stocks fell out of favor as investors questioned their profitability.

* During the second half of the year, the slowing economy led more and more companies to warn of disappointing earnings, sending the major stock indexes into a tailspin.

* Value stocks outperformed growth shares for the first time since 1993.

EQUITY GROWTH

*  The fund's return (see the table at left) trailed the -9% return of the S&P
   500.

* Equity Growth's emphasis on growth stocks caused it to underperform the index in the fourth quarter and for the year as a whole.

* Technology and telecommunications stocks contributed most significantly to the fund's negative performance.

* On the positive side, Equity Growth benefited from successful stock selection in healthcare and energy stocks.

* The stock market hates uncertainty, and the current litany of uncertain factors may keep the stock market off balance in the coming months.

INCOME & GROWTH

* The fund's return in 2000 (see the table at left) trailed the -9% return of the S&P 500.

* The narrow, technology-dominated performance of the market early in the year, as well as poor stock selection in certain industries, contributed to the fund's underperformance versus the S&P 500.

* Income & Growth's stock selection was weakest among banks and computer hardware stocks. Stock selection was best in the electrical equipment, telephone, and defense/aerospace industries.

* Technology stocks detracted the most from fund performance, but the fund was underweight technology during the last half of the year.

* The best performers in the portfolio included defensive stocks, such as utilities, healthcare, and consumer staples.

* With the slowing economy dampening earnings growth, the Federal Reserve cut interest rates in early January to stimulate economic growth.

SMALL CAP QUANTITATIVE

* Small Cap Quantitative's annual return of 8.90% for the calendar year beat the average return of the Lipper group but lagged the 11.80% return of the S&P 600.

* Investments in some technology companies and the fund's slight tilt toward growth weighed on fund performance relative to the S&P 600.

* Pharmaceutical stocks accounted for the majority of Small Cap Quantitative's positive return.

* Diversification in some value stocks like consumer-based corporations and financial companies helped soften the blow of growth stocks' relative underperformance.

* The outlook for small cap stocks looks good for 2001 because their earnings growth is strong and they still have lower valuations than the broader market.

[left margin]

              EQUITY GROWTH(1)
                  (BEQGX)
   TOTAL RETURNS:         AS OF 12/31/00
      6 Months                   -10.76%(2)
      1 Year                     -10.95%
   INCEPTION DATE:                5/9/91
   NET ASSETS:              $2.3 billion(3)

             INCOME & GROWTH(1)
                  (BIGRX)
   TOTAL RETURNS:         AS OF 12/31/00
      6 Months                    -7.25%(2)
      1 Year                     -10.54%
   INCEPTION DATE:              12/17/90
   NET ASSETS:              $6.8 billion(3)

         SMALL CAP QUANTITATIVE(1)
                  (ASQIX)
   TOTAL RETURNS:         AS OF 12/31/00
      6 Months                    -0.36%(2)
      1 Year                       8.90%
   INCEPTION DATE:               7/31/98
   NET ASSETS:             $23.6 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

See Total Returns on pages 4, 12, and 21. Investment terms are defined in the Glossary on pages 49-50.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     In the year 2000, the stock market turned itself inside out and upside down. Large-cap and technology stocks went from market leaders to falling stars, while sectors of the market that were underappreciated in recent years--small- and mid-cap stocks and value shares-- experienced a revival (see the table at right).

BEFORE AND AFTER

     What happened? After the dramatic rise of the major stock indexes in the late '90s, expectations grew unreasonably high, and investors got a harsh reminder that earnings matter.

     The turning point was March 10. Prior to that date, 2000 looked a lot like 1999-- many TMT stocks (companies in the technology, media, and telecommunications industries) continued to dominate the market. The only change was a rotation away from large-cap stocks as investors sought more attractive growth opportunities among the shares of smaller companies.

     But on March 10, the day the tech-heavy Nasdaq Composite Index hit its all-time high, market sentiment changed abruptly. Doubts about sustainability and profitability in the New Economy led investors to take a harder look at the long-term business plans of their technology investments. This sparked a sharp downturn in many TMT stocks.

     Another big factor was the U.S. economy, which began to show signs of slowing after more than nine years of steady expansion. Six interest rate increases by the Federal Reserve, combined with skyrocketing energy costs, created a formidable headwind for the economy and threatened corporate earnings growth.

IT'S ALL ABOUT THE EARNINGS

     After a volatile summer, the market took a turn for the worse in September, when more and more companies began issuing profit warnings. Many firms pointed to slower economic growth, both in the U.S. and abroad, as the reason they would be unable to meet earnings and revenue expectations.

     As investors lowered their earnings outlook, the major stock indexes declined throughout the last four months of the year. The most severe declines occurred in the technology sector--by the end of the year, the Nasdaq had fallen more than 50% from its record high in March.

TRUE VALUE

     While technology and other large growth stocks came crashing back to earth, value stocks--which include "defensive" industries such as utilities, consumer staples, and healthcare--posted healthy returns. Value stocks outperformed growth for the first time since 1993.

     Small- and mid-cap stocks also performed well after lagging large-cap shares in 1998 and 1999. In addition to more attractive valuations, small- and mid-cap stocks experienced faster earnings growth than larger firms.

[right margin]

"EXPECTATIONS GREW UNREASONABLY HIGH, AND INVESTORS GOT A HARSH REMINDER THAT EARNINGS MATTER."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

S&P 500                 -9.10%
   Value                 6.08%
   Growth              -22.08%

S&P MIDCAP 400          17.51%
   Value                27.84%
   Growth                9.16%

S&P SMALLCAP 600        11.80%
   Value                20.86%
   Growth                0.57%

NASDAQ COMPOSITE       -39.18%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 48.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 2000

                 S&P 500          S&P MidCap 400      S&P SmallCap 600
12/31/1999        $1.00               $1.00               $1.00
1/31/2000         $0.95               $0.97               $0.97
2/29/2000         $0.93               $1.04               $1.10
3/31/2000         $1.02               $1.13               $1.06
4/30/2000         $0.99               $1.09               $1.04
5/31/2000         $0.97               $1.07               $1.01
6/30/2000         $1.00               $1.09               $1.07
7/31/2000         $0.98               $1.11               $1.04
8/31/2000         $1.04               $1.23               $1.14
9/30/2000         $0.99               $1.22               $1.10
10/31/2000        $0.98               $1.18               $1.11
11/30/2000        $0.90               $1.09               $1.00
12/31/2000        $0.91               $1.18               $1.12

Source: Lipper Inc.


                                                www.americancentury.com      3


Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                              INVESTOR CLASS                             ADVISOR CLASS        INSTITUTIONAL CLASS
                            (INCEPTION 5/9/91)                        (INCEPTION 10/9/97)      (INCEPTION 1/2/98)
                EQUITY                 MULTI-CAP CORE FUNDS(2)          EQUITY                  EQUITY
                GROWTH   S&P 500   AVERAGE RETURN   FUND'S RANKING      GROWTH   S&P 500        GROWTH   S&P 500
======================================================================================================================
6 MONTHS(1)     -10.76%   -8.72%       -6.45%             --            -10.86%   -8.72%        -10.63%   -8.72%
1 YEAR          -10.95%   -9.10%       -2.96%       311 OUT OF 398      -11.16%   -9.10%        -10.77%   -9.10%
======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          9.81%    12.26%       10.83%       125 OUT OF 227        9.58%   12.26%           --       --
5 YEARS         18.05%    18.33%       15.92%        39 OUT OF 129         --       --             --       --
LIFE OF FUND    16.04%    16.21%       14.87%        22 OUT OF 53         8.70%   11.47%         10.04%   12.26%

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 47-49 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/00
S&P 500              $42,567
Equity Growth        $41,959

                  Equity Growth         S&P 500
DATE                  VALUE              VALUE
5/9/1991             $10,000            $10,000
6/30/1991             $9,640             $9,731
9/30/1991            $10,378            $10,252
12/31/1991           $11,747            $11,111
3/31/1992            $11,128            $10,830
6/30/1992            $10,923            $11,035
9/30/1992            $11,291            $11,383
12/31/1992           $12,232            $11,957
3/31/1993            $12,773            $12,479
6/30/1993            $12,998            $12,540
9/30/1993            $13,697            $12,864
12/31/1993           $13,630            $13,162
3/31/1994            $12,997            $12,663
6/30/1994            $13,178            $12,717
9/30/1994            $13,681            $13,338
12/31/1994           $13,599            $13,336
3/31/1995            $14,867            $14,635
6/30/1995            $16,300            $16,032
9/30/1995            $17,324            $17,307
12/31/1995           $18,301            $18,349
3/31/1996            $19,450            $19,334
6/30/1996            $20,249            $20,202
9/30/1996            $21,173            $20,826
12/31/1996           $23,305            $22,561
3/31/1997            $23,622            $23,166
6/30/1997            $27,243            $27,213
9/30/1997            $30,942            $29,249
12/31/1997           $31,710            $30,088
3/31/1998            $36,739            $34,285
6/30/1998            $37,525            $35,417
9/30/1998            $32,317            $31,893
12/31/1998           $39,782            $38,686
3/31/1999            $39,718            $40,616
6/30/1999            $43,007            $43,484
9/30/1999            $41,420            $40,766
12/31/1999           $47,128            $46,832
3/31/2000            $48,419            $47,905
6/30/2000            $47,024            $46,630
9/30/2000            $46,611            $46,178
12/31/2000           $41,959            $42,567

$10,000 investment made 5/9/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Equity Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                 Equity Growth       S&P 500
DATE                RETURN            RETURN
12/31/91*           17.48%            11.47%
12/31/92             4.13%             7.61%
12/31/93            11.42%            10.03%
12/31/94            -0.23%             1.36%
12/31/95            34.56%            37.44%
12/31/96            27.34%            22.93%
12/31/97            36.06%            33.36%
12/31/98            25.45%            28.68%
12/31/99            18.47%            21.04%
12/31/00           -10.95%            -9.10%

* From 5/9/91 (the fund's inception date) to 12/31/91.


4      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]

     An interview with Jeff Tyler, a portfolio manager on the Equity Growth fund investment team.

HOW DID EQUITY GROWTH PERFORM IN 2000?

     The fund posted a negative return, much like large-cap stocks in general. Equity Growth's -10.95% return for the year trailed the -9.10% return of its benchmark, the S&P 500.* (See the previous page for other fund performance comparisons.)

CAN YOU DISCUSS THE FUND'S PERFORMANCE WITHIN THE CONTEXT OF THE CHALLENGING MARKET ENVIRONMENT IN RECENT YEARS?

     The unusual market environment over the past three years did not play to the strengths of our management approach.

     In 1998 and 1999, the S&P 500's performance was driven by a small group of stocks--in '98, it was a handful of the biggest companies in the index; in '99, it was technology stocks. Equity Growth is a diversified portfolio, so it had some exposure to these market leaders, but we don't make large bets on certain stocks or industries.

     In 2000, the market began to broaden out from the narrow focus of the previous two years. This was mostly good for the fund--Equity Growth outperformed the S&P 500 during the first nine months of the year. But the fund's growth orientation hurt in the last quarter as growth stocks fell out of favor and value shares outperformed by a wide margin.

BUT DOESN'T EQUITY GROWTH'S STOCK SELECTION PROCESS HAVE A VALUE ELEMENT?

     Yes, and that was one of the main reasons why the fund didn't significantly underperform the index. The computer model we use to help us select stocks for the portfolio emphasizes growth measures, such as earnings growth rates and positive earnings surprises, but it also incorporates some value measures, like price/earnings and price/book ratios. So the fund did have some exposure to value stocks.

     Another important factor was our risk-control component, which complements our stock-picking model. This element of the process keeps the fund's industry weightings and risk profile close to that of the S&P 500 so the fund doesn't stray too far from the index. The fund's performance probably would have been a lot worse without this component.

LET'S TALK MORE SPECIFICALLY ABOUT THE PORTFOLIO'S HOLDINGS. WHAT WERE THE MAJOR CONTRIBUTORS TO EQUITY GROWTH'S NEGATIVE PERFORMANCE IN 2000?

     By far, technology and telecommunications stocks were the most significant negative contributors. Technology was especially bad--the negative returns of this sector completely outweighed the positive gains in the rest of the portfolio.

[right margin]

"THE FUND POSTED A NEGATIVE RETURN, MUCH LIKE LARGE-CAP STOCKS  IN GENERAL."

PORTFOLIO AT A GLANCE
                        12/31/00      12/31/99
NO. OF COMPANIES           180           181
DIVIDEND YIELD            1.10%         1.01%
P/E RATIO                 28.6          34.9
PORTFOLIO TURNOVER         79%           86%
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.67%         0.68%

Investment terms are defined in the Glossary on pages 49-50.

* All fund returns referenced in this interview are for Investor Class shares.


                                                www.americancentury.com      5


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     There was really no place to hide in technology; industry returns ranged from a 30% drop in the fund's computer hardware holdings to a plunge of nearly 70% for Internet stocks. Looking at individual stocks, top-ten holdings Microsoft (-63% for the year) and Cisco Systems (-29%), as well as 'Net stocks AOL Time Warner (-54%) and Yahoo! (-86%), had the biggest negative impact on fund performance. Out of those four stocks, we only sold Yahoo!, and held on to the other three.

     From a stock selection perspective, we faced difficulties in the semiconductor industry. We didn't own any shares of a couple of big chipmakers, Intel and Analog Devices, at the beginning of the year when they had a big run-up. Then we added both stocks to the portfolio for their long-term growth potential. Shortly thereafter, they began a steep decline. Intel (-27%) was one of the fund's worst performers, and so was Analog Devices (+10%) even though the stock was up for the year.

WHAT ABOUT EQUITY GROWTH'S TELECOMMUNICATIONS STOCKS?

     The fund's telecom holdings were down more than 35% as a group. Many telecommunications stocks are essentially technology firms--or are closely tied in with technology--so they suffered the same fate.

     In the wireless industry, slowing demand led to some ruthless price competition, hurting the bottom line of stocks like Sprint PCS (-60%) and Nextel (-52%). Long-distance providers also struggled with increased competition and a lack of pricing power.

SOUNDS PRETTY BLEAK. ANY POSITIVE NEWS AMONG THE CARNAGE IN TECH AND TELECOM?

     The best way to beat the tech blues was to avoid the sector entirely. We couldn't do that because we don't make big industry bets, but we did underweight technology modestly in the fourth quarter, which was the worst period of the year for this sector. That helped limit the damage somewhat.

     We also made some good stock picks among electrical equipment stocks. Our single best decision was to underweight Lucent Technologies throughout the year. Lucent fell just over 80% in 2000, enough to cause a 1.5% decline in the S&P
500. We were completely out of Lucent by the end of May and stayed away for the rest of the year.

     In addition, you might be surprised to know that two tech stocks were the biggest positive contributors to fund performance. Both Corning (+23%), the world's leading maker of fiber-optic cable, and Scientific-Atlanta (+17%), which makes set-top boxes for digital cable, more than doubled in the first half of the year, when Equity Growth was overweight in both. We reduced our holdings at mid-year, which paid off because both stocks gave up most of those gains by year end. The timely trading made Corning and Scientific-Atlanta the best contributors, even though other stocks in the portfolio had higher absolute returns for the year.

     In the telecom sector, we were underweight the long-distance providers, such as AT&T (-65%) and MCI WorldCom (-74%), and overweight regional phone companies like SBC (+1%) and BellSouth (-11%).

[left margin]

"IN ADDITION, YOU MIGHT BE SURPRISED TO KNOW THAT TWO TECH STOCKS WERE THE BIGGEST POSITIVE CONTRIBUTORS TO FUND PERFORMANCE."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                              AS OF        AS OF
                            12/31/00      6/30/00
GENERAL ELECTRIC CO.
   (U.S.)                     4.1%         3.3%
CITIGROUP INC.                3.6%         1.8%
PFIZER, INC.                  2.5%         2.9%
CISCO SYSTEMS INC.            2.4%         3.8%
MERCK & CO., INC.             2.0%         0.6%
WAL-MART STORES, INC.         2.0%         2.5%
JOHNSON & JOHNSON             1.9%         1.6%
TYCO INTERNATIONAL LTD.       1.9%         0.6%
MICROSOFT CORP.               1.7%         2.9%
EXXON MOBIL CORP.             1.6%         0.8%


6      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHERE ELSE WAS YOUR STOCK SELECTION SUCCESSFUL?

     Healthcare was far and away our best-performing sector, rising just over 50% as a group. That sector was also where our stock-picking models were most successful.

     Pharmaceutical stocks are considered to be defensive holdings because of their consistent earnings, so they were a great place for investors to hide from the technology fallout. Equity Growth had two drug stocks among its top ten holdings--Pfizer (+43%) and Merck (+42%).

     Biotechnology stocks also held up well, bucking the trend in technology. Small biotech holdings like Ivax (+123%) and Andrx (+174%) that aren't in the S& P 500 helped boost fund performance relative to the index. We sold Andrx, locking in gains after its impressive run.

      Energy was another great area for the portfolio, returning 30% as a group. Several of Equity Growth's largest overweights--Amerada Hess (+30%), Kerr-McGee (+11%), and Apache (+90%)--were oil production companies that benefited from higher energy prices. At the end of the year, the fund was still overweight in Amerada Hess and Kerr-McGee, but no longer held Apache.

     A few other fund overweights worth mentioning: Quaker Oats (+51%), the food and beverage maker that became an acquisition target and was ultimately bought by PepsiCo; Brinker International (+75%), owner of Chili's and other restaurant chains; and Calpine (+182%), an electric utility focused on power generation that profited from the supply and demand imbalance in the electricity market.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 2001?

     The stock market hates uncertainty, and there are a lot of uncertain factors plaguing the market right now--the sustainability of corporate profits amid a slowing economy, the Federal Reserve's efforts to stave off a recession, and the possibility of a tax cut from the new presidential administration.

      The Fed's rate cut in early January is likely the first of many designed to bring about a "soft landing" for the economy. But even if the Fed is successful, it's not clear to us that it would be enough to boost corporate earnings. You don't need a hard landing in the economy to bring about a hard landing in profitability.

     Capital spending has increased dramatically over the past two or three years, and we believe that the resulting increase in productivity and output has given us a surplus of just about everything. Many industries go through cycles of boom and bust, but it's unusual to have excess capacity in virtually every part of the economy.

     With all this excess supply, it doesn't take much of a decline in consumer demand to have a big negative impact on corporate earnings. That said, investors have lowered their earnings expectations substantially, especially for technology stocks, so it's possible that any further earnings weakness has already been priced into the market.

     Either way, uncertainty is likely to keep the stock market off balance in the coming months, but we could see the market settle down in the second half of the year.

[right margin]

"HEALTHCARE WAS FAR AND AWAY OUR BEST-PERFORMING SECTOR, RISING JUST OVER 50% AS A GROUP. THAT SECTOR WAS ALSO WHERE OUR STOCK-PICKING MODELS WERE MOST SUCCESSFUL."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/00)

                              % OF       % OF
                             FUND'S       S&P
                             STOCKS       500
AMERADA HESS CORP.            1.62%      0.06%
CITIGROUP INC.                3.76%      2.19%
KERR-MCGEE CORP.              1.40%      0.05%
FLEET BOSTON
   FINANCIAL CORP.            1.56%      0.29%
TYCO INTERNATIONAL LTD.       1.93%      0.83%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/00)
                              % OF        % OF
                             FUND'S       S&P
                             STOCKS       500
COCA-COLA CO.                  0%        1.29%
EXXON MOBIL CORP.             1.66%      2.58%
LILLY (ELI) & CO.              0%        0.90%
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES            0.24%      1.11%
PROCTOR & GAMBLE CO.           0%        0.87%


                                                 www.americancentury.com      7


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.2%
AIRLINES -- 0.1%
                   31,500  AMR Corp.(1)                           $    1,234,406
                   28,700  Delta Air Lines Inc.                        1,440,382
                                                                  --------------
                                                                       2,674,788
                                                                  --------------
ALCOHOL -- 0.8%
                  300,400  Anheuser-Busch Companies, Inc.             13,668,200
                   45,000  Coors (Adolph) Co. Cl B                     3,614,063
                                                                  --------------
                                                                      17,282,263
                                                                  --------------
APPAREL & TEXTILES -- 0.3%
                  149,400  Liz Claiborne, Inc.                         6,218,775
                                                                  --------------
BANKS -- 7.3%
                  307,500  Bank of America Corp.                      14,106,563
                  145,000  Bank of New York Co., Inc. (The)            8,002,188
                1,600,533  Citigroup Inc.                             81,727,215
                  248,400  Comerica Inc.                              14,748,750
                  187,700  Fifth Third Bancorp                        11,220,941
                  903,300  Fleet Boston Financial Corp.               33,930,205
                  104,100  Silicon Valley Bancshares(1)                3,594,703
                                                                  --------------
                                                                     167,330,565
                                                                  --------------
CHEMICALS -- 1.0%
                  328,000  Dow Chemical Co.                           12,013,000
                   96,000  Minnesota Mining &
                              Manufacturing Co.                       11,568,000
                                                                  --------------
                                                                      23,581,000
                                                                  --------------
CLOTHING STORES -- 0.4%
                  150,000  Limited, Inc. (The)                         2,559,375
                  128,000  Talbots, Inc.                               5,840,000
                                                                  --------------
                                                                       8,399,375
                                                                  --------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 4.6%
                  125,000  Compaq Computer Corp.                       1,881,250
                  200,000  Dell Computer Corp.(1)                      3,493,750
                  468,100  EMC Corp. (Mass.)(1)                       31,128,650
                  345,600  Hewlett-Packard Co.                        10,908,000
                  300,000  International Business Machines
                              Corp.                                   25,500,000
                   63,100  Network Appliances, Inc.(1)                 4,050,231
                  834,000  Sun Microsystems, Inc.(1)                  23,221,688
                  116,200  Tech Data Corp.(1)                          3,141,031
                                                                  --------------
                                                                     103,324,600
                                                                  --------------
COMPUTER SOFTWARE -- 4.3%
                  122,800  Adobe Systems Inc.                          7,145,425
                  883,300  Microsoft Corp.(1)                         38,340,740
                1,049,500  Oracle Corp.(1)                            30,501,093
                   55,900  Siebel Systems, Inc.(1)                     3,778,491
                  492,500  Sybase, Inc.(1)                             9,742,266
                   77,400  Veritas Software Corp.(1)                   6,774,919
                                                                  --------------
                                                                      96,282,934
                                                                  --------------

Shares                                                                Value
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.6%
                  348,800  Lennar Corp.                           $   12,644,000
                                                                  --------------
DEFENSE/AEROSPACE -- 1.6%
                  452,400  Boeing Co.                                 29,858,400
                   72,700  Northrop Grumman Corp.                      6,034,100
                                                                  --------------
                                                                      35,892,500
                                                                  --------------
DEPARTMENT STORES -- 2.7%
                  130,000  Kohl's Corp.(1)                             7,930,000
                  230,700  Sears, Roebuck & Co.                        8,016,825
                  837,200  Wal-Mart Stores, Inc.                      44,476,250
                                                                  --------------
                                                                      60,423,075
                                                                  --------------
DRUGS -- 9.2%
                   70,200  Allergan, Inc.                              6,796,238
                  101,400  AmeriSource Health Corp.(1)                 5,120,700
                  273,200  Amgen Inc.(1)                              17,476,263
                  338,400  Bristol-Myers Squibb Co.                   25,020,450
                  100,000  Elan Corp., plc ADR(1)                      4,681,250
                   48,200  Forest Laboratories, Inc. Cl A(1)           6,404,575
                  100,000  Genentech, Inc.(1)                          8,150,000
                  229,900  IVAX Corp.(1)                               8,805,170
                  100,000  King Pharmaceuticals, Inc.(1)               5,168,750
                  486,700  Merck & Co., Inc.                          45,567,287
                1,237,000  Pfizer, Inc.                               56,901,999
                  250,000  Pharmacia Corp.                            15,250,000
                  100,000  Schering-Plough Corp.                       5,675,000
                                                                  --------------
                                                                     211,017,682
                                                                  --------------
ELECTRICAL EQUIPMENT -- 5.2%
                  110,300  Amphenol Corp. Cl A(1)                      4,322,381
                1,407,700  Cisco Systems Inc.(1)                      53,844,525
                   33,900  Comverse Technology, Inc.(1)                3,683,447
                  149,100  Corning Inc.                                7,874,344
                  240,000  Flextronics International Ltd. ADR(1)       6,840,000
                  199,000  KEMET Corp.(1)                              3,009,875
                  367,300  Nortel Networks Corp.                      11,776,556
                   49,300  Scientific-Atlanta, Inc.                    1,605,331
                  100,000  Solectron Corp.(1)                          3,390,000
                  271,200  Technitrol, Inc.                           11,153,100
                  258,600  Tektronix, Inc.                             8,711,588
                  178,600  Vishay Intertechnology, Inc.(1)             2,701,325
                                                                  --------------
                                                                     118,912,472
                                                                  --------------
ELECTRICAL UTILITIES -- 2.6%
                   93,800  ALLETE                                      2,327,413
                  330,000  Calpine Corp.(1)                           14,870,624
                  141,800  Exelon Corp.                                9,955,778
                  224,600  PG&E Corp.                                  4,492,000
                  105,400  Public Service Enterprise
                              Group Inc.                               5,125,075
                  314,300  Reliant Energy, Inc.                       13,613,119
                  233,800  Southern Co.                                7,773,850
                                                                  --------------
                                                                      58,157,859
                                                                  --------------


8      1-800-345-2021                        See Notes to Financial Statements


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 6.4%
                  483,600  Amerada Hess Corp.                     $   35,333,025
                  210,200  Chevron Corp.                              17,748,763
                  415,056  Exxon Mobil Corp.                          36,083,930
                  456,000  Kerr-McGee Corp.                           30,523,500
                  620,100  Occidental Petroleum Corp.                 15,037,425
                  347,600  Ocean Energy, Inc.(1)                       6,039,550
                   85,400  Royal Dutch Petroleum Co. New
                              York Shares                              5,172,038
                                                                  --------------
                                                                     145,938,231
                                                                  --------------
ENTERTAINMENT -- 0.7%
                  521,100  Disney (Walt) Co.                          15,079,331
                                                                  --------------
FINANCIAL SERVICES -- 7.3%
                  193,500  AmeriCredit Corp.(1)                        5,272,875
                  226,900  Fannie Mae                                 19,683,575
                  141,600  Federal Home Loan Mortgage
                              Corporation                              9,752,700
                1,912,100  General Electric Co. (U.S.)                91,661,293
                  143,500  Metris Companies Inc.                       3,775,844
                  221,300  MGIC Investment Corp.                      14,923,919
                  369,200  Providian Financial Corp.                  21,228,999
                                                                  --------------
                                                                     166,299,205
                                                                  --------------
FOOD & BEVERAGE -- 3.9%
                  500,000  Archer-Daniels-Midland Co.                  7,500,000
                  175,000  Diageo Plc ADR                              7,765,625
                  220,500  Hormel Foods Corp.                          4,106,813
                  165,000  IBP, Inc.                                   4,413,750
                  504,200  PepsiCo, Inc.                              24,989,412
                  200,000  Quaker Oats Co. (The)                      19,475,000
                  228,100  Suiza Foods Corp.(1)                       10,948,800
                  308,000  SYSCO Corp.                                 9,240,000
                                                                  --------------
                                                                      88,439,400
                                                                  --------------
FOREST PRODUCTS & PAPER -- 1.3%
                   83,600  Bowater Inc.                                4,712,950
                  144,400  International Paper Co.                     5,893,325
                  325,400  Westvaco Corp.                              9,497,613
                  200,000  Weyerhaeuser Co.                           10,150,000
                                                                  --------------
                                                                      30,253,888
                                                                  --------------
GAS & WATER UTILITIES -- 0.4%
                   50,000  Equitable Resources Inc.                    3,337,500
                  122,800  Kinder Morgan, Inc.                         6,408,625
                                                                  --------------
                                                                       9,746,125
                                                                  --------------
GROCERY STORES -- 0.7%
                  249,100  Safeway Inc.(1)                            15,568,750
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT -- 0.4%
                  225,400  Dover Corp.                                 9,142,788
                                                                  --------------
HOME PRODUCTS -- 2.2%
                  125,000  Avon Products, Inc.                         5,984,375
                  159,000  Clorox Company                              5,644,500
                  312,900  Colgate-Palmolive Co.                      20,197,695

Shares                                                                Value
--------------------------------------------------------------------------------

                  123,800  Fortune Brands, Inc.                   $    3,714,000
                  285,000  Ralston Purina Co.                          7,445,625
                  300,000  Tupperware Corp.                            6,131,250
                                                                  --------------
                                                                      49,117,445
                                                                  --------------
INDUSTRIAL PARTS -- 0.2%
                   60,000  United Technologies Corp.                   4,717,500
                                                                  --------------
INDUSTRIAL SERVICES -- 0.2%
                  179,300  Robert Half International Inc.(1)           4,751,450
                                                                  --------------
INFORMATION SERVICES -- 1.7%
                   61,100  Automatic Data Processing, Inc.             3,868,394
                  198,800  First Data Corp.                           10,474,274
                  123,800  Interpublic Group of Companies,
                              Inc.                                     5,269,238
                  155,500  Omnicom Group Inc.                         12,887,062
                  107,100  SunGard Data Systems Inc.(1)                5,047,088
                                                                  --------------
                                                                      37,546,056
                                                                  --------------
INTERNET -- 0.8%
                  527,600  America Online, Inc.(1)                    18,360,480
                                                                  --------------
LEISURE -- 0.4%
                   80,000  Brunswick Corp.                             1,315,000
                  172,500  International Game Technology(1)            8,280,000
                                                                  --------------
                                                                       9,595,000
                                                                  --------------
LIFE & HEALTH INSURANCE -- 1.7%
                  126,800  CIGNA Corp.                                16,775,640
                  442,000  Lincoln National Corp.                     20,912,125
                                                                  --------------
                                                                      37,687,765
                                                                  --------------
MEDIA -- 1.2%
                  100,000  Comcast Corp. Cl A(1)                       4,171,875
                  161,000  Cox Communications, Inc. Cl A(1)            7,496,563
                  120,000  Infinity Broadcasting Corp. Cl A(1)         3,352,500
                   84,900  Time Warner Inc.                            4,435,176
                  177,700  Viacom, Inc. Cl B(1)                        8,307,475
                                                                  --------------
                                                                      27,763,589
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 3.6%
                   46,600  Abbott Laboratories                         2,257,188
                  122,700  Applera Corp.-Applied Biosystems
                              Group                                   11,541,469
                  100,000  Bard (C.R.), Inc.                           4,656,250
                  150,000  Beckman Coulter Inc.                        6,290,625
                  401,400  Johnson & Johnson                          42,172,087
                  125,000  Medtronic, Inc.                             7,546,875
                  109,900  Varian Medical Systems, Inc.(1)             7,466,331
                                                                  --------------
                                                                      81,930,825
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 0.9%
                  111,700  HCA - The Healthcare Co.                    4,915,917
                  416,000  Oxford Health Plans, Inc.(1)               16,445,000
                                                                  --------------
                                                                      21,360,917
                                                                  --------------
MINING & METALS -- 0.4%
                  271,800  Alcoa Inc.                                  9,105,300
                                                                  --------------


See Notes to Financial Statements                www.americancentury.com      9


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.8%
                  505,567  Ford Motor Co.                         $   11,849,227
                  114,600  Johnson Controls, Inc.                      5,959,200
                                                                  --------------
                                                                      17,808,427
                                                                  --------------
MULTI-INDUSTRY -- 1.9%
                  754,844  Tyco International Ltd.                    41,893,842
                                                                  --------------
OIL REFINING -- 0.5%
                  284,600  Valero Energy Corp.                        10,583,563
                                                                  --------------
OIL SERVICES -- 0.6%
                   52,600  BJ Services Co.(1)                          3,622,825
                  262,900  Ensco International Inc.                    8,955,031
                                                                  --------------
                                                                      12,577,856
                                                                  --------------
PROPERTY & CASUALTY INSURANCE -- 2.0%
                  292,000  American International Group, Inc.         28,780,250
                  186,000  Old Republic International Corp.            5,952,000
                  147,900  Radian Group Inc.                          11,101,744
                                                                  --------------
                                                                      45,833,994
                                                                  --------------
PUBLISHING -- 0.8%
                  118,300  Deluxe Corp.                                2,989,441
                  158,300  Dow Jones & Co., Inc.                       8,963,737
                   45,000  McGraw-Hill Companies, Inc. (The)           2,638,125
                   88,100  Reader's Digest Association, Inc.
                              (The)                                    3,446,913
                                                                  --------------
                                                                      18,038,216
                                                                  --------------
RAILROADS -- 0.2%
                   75,000  Union Pacific Corp.                         3,806,250
                                                                  --------------
RESTAURANTS -- 0.8%
                  235,200  Brinker International, Inc.(1)              9,937,200
                  266,100  Jack in the Box Inc.(1)                     7,833,319
                                                                  --------------
                                                                      17,770,519
                                                                  --------------
SECURITIES & ASSET MANAGEMENT -- 1.7%
                  131,800  Lehman Brothers Holdings Inc.               8,912,975
                  184,400  Merrill Lynch & Co., Inc.                  12,573,775
                  199,900  Morgan Stanley Dean Witter & Co.           15,842,075
                                                                  --------------
                                                                      37,328,825
                                                                  --------------
SEMICONDUCTOR -- 4.0%
                  200,500  Analog Devices, Inc.(1)                    10,263,093
                   93,700  Applied Materials, Inc.(1)                  3,578,169
                  380,000  Atmel Corp.(1)                              4,429,375
                   36,900  Broadcom Corp.(1)                           3,100,753
                  180,200  Cypress Semiconductor Corp.(1)              3,547,688
                  204,000  Integrated Device Technology, Inc.(1)       6,725,625
                1,090,400  Intel Corp.                                32,780,149
                  103,400  International Rectifier Corp.(1)            3,102,000
                   93,200  Linear Technology Corp.                     4,307,588

Shares                                                                Value
--------------------------------------------------------------------------------

                   40,000  SDL, Inc.(1)                           $    5,933,750
                  233,800  Silicon Storage Technology Inc.(1)          2,769,069
                  200,000  Texas Instruments Inc.                      9,475,000
                                                                  --------------
                                                                      90,012,259
                                                                  --------------
SPECIALTY STORES -- 1.2%
                  101,400  Best Buy Co., Inc.(1)                       2,997,638
                  275,400  Home Depot, Inc.                           12,582,337
                   93,600  Tiffany & Co.                               2,960,100
                  270,700  Zale Corp.(1)                               7,867,219
                                                                  --------------
                                                                      26,407,294
                                                                  --------------
TELEPHONE -- 4.8%
                  245,100  AT&T Corp.                                  4,243,294
                  613,100  BellSouth Corp.                            25,098,781
                  167,100  Dycom Industries, Inc.(1)                   6,005,156
                  285,100  Qwest Communications
                              International Inc.(1)                   11,689,100
                  647,300  SBC Communications Inc.                    30,908,575
                  547,100  Verizon Communications                     27,423,388
                  269,600  WorldCom, Inc.(1)                           3,791,250
                                                                  --------------
                                                                     109,159,544
                                                                  --------------
TOBACCO -- 0.8%
                  290,000  Philip Morris Companies Inc.               12,760,000
                  133,800  Universal Corp.                             4,683,000
                                                                  --------------
                                                                      17,443,000
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
                  100,000  FedEx Corporation(1)                        3,996,000
                                                                  --------------
WIRELESS TELECOMMUNICATIONS -- 0.8%
                  102,900  Nextel Communications, Inc.(1)              2,543,559
                  110,500  QUALCOMM Inc.(1)                            9,078,266
                  319,200  Sprint PCS(1)                               6,523,650
                                                                  --------------
                                                                      18,145,475
                                                                  --------------
TOTAL COMMON STOCKS                                                2,175,350,997
                                                                  --------------
    (Cost $1,918,459,402)

TEMPORARY CASH INVESTMENTS -- 3.8%*
   Repurchase Agreement, Deutsche Bank, (U.S.
    Treasury obligations), in a joint trading account
    at 5.85%, dated 12/29/00, due 1/2/01
    (Delivery value $18,812,220)                                      18,800,000
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.70%,  dated 12/29/00,
    due 1/2/01 (Delivery value $66,041,800)                           66,000,000
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS                                      84,800,000
                                                                  --------------
    (Cost $84,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $2,260,150,997
                                                                  ==============
    (Cost $2,003,259,402)


10      1-800-345-2021                        See Notes to Financial Statements


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

FUTURES CONTRACTS
                                           Underlying
                      Expiration           Face Amount       Unrealized
   Purchased             Date               at Value            Loss
--------------------------------------------------------------------------------
  186 S&P 500            March
    Futures              2001             $61,845,000        $(2,265,685)
                                       ========================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 1.0% of total investments.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


See Notes to Financial Statements               www.americancentury.com      11


Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                               INVESTOR CLASS                              ADVISOR CLASS        INSTITUTIONAL CLASS
                            (INCEPTION 12/17/90)                       (INCEPTION 12/15/97)     (INCEPTION 1/28/98)
               INCOME &                 LARGE-CAP VALUE FUNDS(2)        INCOME &                INCOME &
                GROWTH    S&P 500   AVERAGE RETURN   FUND'S RANKING      GROWTH    S&P 500       GROWTH    S&P 500
========================================================================================================================
6 MONTHS(1)     -7.25%     -8.72%        3.15%             --            -7.35%     -8.72%        -7.13%    -8.72%
1 YEAR         -10.54%     -9.10%        1.32%       344 OUT OF 389     -10.78%     -9.10%       -10.35%    -9.10%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         10.47%     12.26%        9.63%       111 OUT OF 260      10.19%     12.26%          --        --
5 YEARS         17.60%     18.33%       15.56%        46 OUT OF 174        --         --            --        --
10 YEARS        17.73%     17.46%       15.65%         8 OUT OF 60         --         --            --        --
LIFE OF FUND    17.81%    17.42%(3)    15.64%(3)      8 OUT OF 58(3)     10.49%    12.65%(4)      10.99%    11.98%

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/20/90, the date nearest the class's inception for which data are available.

(4) Since 12/11/97, the date nearest the class's inception for which data are available.

See pages 47-49 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 12/31/00
Income & Growth     $51,104
S&P 500             $49,983

                 Income & Growth       S&P 500
DATE                 VALUE              VALUE
12/31/90            $10,000            $10,000
12/31/91            $13,905            $13,047
12/31/92            $14,999            $14,041
12/31/93            $16,696            $15,457
12/31/94            $16,602            $15,661
12/31/95            $22,724            $21,546
12/31/96            $28,211            $26,493
12/31/97            $37,930            $35,331
12/31/98            $48,425            $45,428
12/31/99            $57,122            $54,986
12/31/00            $51,104            $49,983

$10,000 investment made 12/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

                Income & Growth      S&P 500
DATE                RETURN            RETURN
12/31/91            39.08%            30.33%
12/31/92             7.86%             7.61%
12/31/93            11.31%            10.03%
12/31/94            -0.55%             1.36%
12/31/95            36.88%            37.44%
12/31/96            24.15%            22.93%
12/31/97            34.52%            33.36%
12/31/98            27.67%            28.68%
12/31/99            17.96%            21.04%
12/31/00           -10.54%            -9.10%


12      1-800-345-2021


Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]   [photo of Kurt Borgwardt]

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the Income & Growth fund investment team.

HOW DID INCOME & GROWTH PERFORM  IN 2000?

     The fund's performance generally mirrored the negative returns posted by large-cap stocks. Income & Growth returned -10.54% for the year, compared with the -9.10% return of its benchmark, the S&P 500.* The market environment in 2000 was a challenging one to navigate, but in a different way than the previous couple of years.

CAN YOU ELABORATE ON THE CHALLENGES THE PORTFOLIO FACED?

     Market leadership in 1998 and '99--as well as the first three months of 2000--was very narrow, with a few large, technology-oriented stocks responsible for most of the S&P 500's gain.

     Income & Growth is broadly diversified with a tilt toward value, characteristics that made it hard to keep pace with the S&P 500's narrow, growth-dominated performance. Only in the last nine months of 2000 did the market begin to broaden out and reward value-oriented stocks. Income & Growth beat the index during that period.

BUT FOR ALL OF 2000, VALUE STOCKS OUTPERFORMED GROWTH BY A WIDE MARGIN. WHY DIDN'T INCOME & GROWTH'S VALUE TILT ENABLE IT TO BEAT THE S&P 500?

     First, it's worth noting that although the portfolio has a value "tilt," there is also a growth element built into our stock selection process. Incidentally, that's why the fund's performance lagged the average return of its Lipper group, which consists of funds that are much more value oriented.

     Although value outperformed growth for the entire year, there was a great deal of volatility between the two styles during the first half of the year. For example, the S&P/Barra Growth Index outperformed the Value Index by about eight percentage points in February and 12 percentage points in June, while the Value Index won out by about five percentage points in April and May.

     These extreme shifts in market sentiment didn't play to the strengths of our stock selection process. In contrast, the second half of the year, when value stocks consistently outperformed growth, was a more successful period for the portfolio.

LOOKING AT THE PORTFOLIO, WHERE DID YOUR STOCK SELECTION PROCESS RUN INTO THE BIGGEST HURDLES?

     The most prominent areas where our stock picks didn't work out were banks and computer hardware stocks. In general, Income & Growth's financial holdings performed pretty well, up more than 15% as a group, but the fund's banking stocks significantly underperformed those in the S&P 500.

[right margin]

"THE FUND'S PERFORMANCE GENERALLY MIRRORED THE NEGATIVE RETURNS POSTED BY LARGE-CAP STOCKS."

PORTFOLIO AT A GLANCE
                        12/31/00      12/31/99
NO. OF COMPANIES           259          279
DIVIDEND YIELD            1.52%        1.36%
P/E RATIO                 26.1         34.6
PORTFOLIO TURNOVER         64%          58%
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.67%        0.68%

Investment terms are defined in the Glossary on pages 49-50.

* All fund returns referenced in this interview are for Investor Class shares.


                                                www.americancentury.com      13


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Favorable overweights in top-ten holding Citigroup (+24% for the year) and Fleet Boston (+12%) were not enough to offset overweights in Bank of America (-5%), UnionBanCal (-37%), and Chase Manhattan (-10%), now known as JP Morgan Chase after a recent merger with JP Morgan. These stocks were hit by concerns about rising loan write-offs and weakening credit quality.

     Among computer hardware stocks, the most noteworthy examples were Apple Computer and Adaptec. We were overweight Apple (-71%) for much of the year because of its healthy earnings, but poor sales of its new iMac computer led to a substantial earnings shortfall in September. We subsequently sold all of our Apple holdings. Adaptec (-80%) was another overweight that posted unexpectedly weak earnings at mid-year, and we sold our remaining holdings in July.

2000 WAS A TOUGH YEAR FOR TECHNOLOGY STOCKS. HOW DID THE REST OF INCOME & GROWTH'S HOLDINGS IN THIS SECTOR PERFORM?

     Not well, as you might expect. The portfolio's technology stocks were down about 40% as a group. Although Internet stocks took the biggest hit, few of the fund's tech holdings emerged unscathed.

     Software giant Microsoft (-63%), battling with anti-trust violations, was the portfolio's largest single negative contributor, and other blue-chip names such as Intel (-27%) and Cisco Systems (-29%) also had a significant negative impact.

     When one sector of the market suffers across the board like technology did in 2000, you can only hope to minimize the damage. And that was the silver lining for the portfolio--it was underweight technology relative to the S&P 500, especially during the last half of the year. So Income & Growth's technology holdings actually held up better than those in the S&P 500.

     We also made some good picks among electrical equipment stocks. For example, we were underweight two of the biggest telecom component makers, Lucent (-81%) and Motorola (-59%); most importantly, we were completely out of them during the last four months of the year. In addition, we were overweight two strong performers, Scientific-Atlanta (+17%) and Comverse Technology (+50%).

WHERE ELSE WAS YOUR STOCK SELECTION SUCCESSFUL?

     One area was the defense and aerospace industry. This was one of the best-performing parts of the portfolio, mainly because of overweights in Boeing (+61%) and Northrop Grumman (+57%).

     But our best stock picking relative to the S&P 500 occurred in one of the worst-performing areas of the market--the telecommunications sector. These stocks are very intertwined with the technology sector, and their performance reflected that relationship. The fund's telephone holdings were down more than 30%, but the S&P 500's telephone stocks fell more than 40%.

     We limited our exposure to the long-distance providers, including AT&T (-65%), MCI WorldCom (-74%), Sprint (-69%), and Global Crossing (-71%), the last of which we avoided completely. Long-distance companies struggled with increased competition and a lack of pricing power.

[left margin]

THE LARGE PHARMACEUTICAL STOCKS--INCLUDING FUND OVERWEIGHTS PFIZER AND MERCK--WERE POPULAR AS A SAFE HAVEN FROM THE TECHNOLOGY DOWNDRAFT."

TOP TEN HOLDINGS
                         % OF FUND INVESTMENTS
                           AS OF        AS OF
                         12/31/00      6/30/00
CITIGROUP INC.             3.4%         2.4%
GENERAL ELECTRIC CO.
   (U.S.)                  3.3%         4.2%
PFIZER, INC.               3.0%         3.2%
MERCK & CO., INC.          2.4%         1.7%
EXXON MOBIL CORP.          2.3%         1.6%
CISCO SYSTEMS INC.         2.1%         3.3%
JOHNSON & JOHNSON          2.1%         1.7%
MICROSOFT CORP.            1.7%         2.9%
BOEING CO.                 1.6%         0.6%
SBC COMMUNICATIONS
   INC.                    1.6%         1.2%


14      1-800-345-2021


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     In contrast, we were overweight the stocks of local service companies, such as SBC (+1%) and BellSouth (-11%), which held up better. With literally a direct connection to their customers, these companies have a competitive advantage over long-distance players.

IF TELEPHONE AND TECHNOLOGY WERE THE WORST AREAS FOR PERFORMANCE, WHAT WERE SOME OF THE BEST?

     Defensive stocks--industries that tend to be immune to the ups and downs of the economy--were the place to be. Not only did they hold up well as the economy slowed, but they were also undervalued after being largely ignored in 1998 and 1999.

     Looking at the portfolio, the best example was utilities stocks, which returned better than 50% as a group. In particular, electric utilities benefited from strong demand and growing profit margins. With demand for electricity outstripping supply, companies that generated and sold power were in a better competitive position than those that needed to buy power. We built overweight positions in power generation firms such as Reliant Energy (+99%) and Calpine (+182%).

     Health care was also a good sector for the fund. The large pharmaceutical stocks--including fund overweights Pfizer (+43%), Merck (+42%), and Schering-Plough (+36%)--were popular as a safe haven from the technology downdraft. Medical providers also had a great year; our best overweight was Oxford Health Plans (+211%), a regional provider of health benefit plans that repeatedly produced surprisingly strong earnings.

     Another favorable defensive area was consumer staples--retail products that are constantly in demand. Our food and beverage stocks were especially good. For example, we were overweight in Quaker Oats (+51%) throughout the year because of the company's strong brands and attractive share price. Quaker was eventually acquired by PepsiCo (+42%), another good performer.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 2001?

     Six months ago, we said that the stock market's performance would depend on the Federal Reserve's ability to engineer a "soft landing" for the economy. The jury's still out on how successful the Fed has been, but corporate earnings are reflecting the strain of an economic slowdown.

     Earnings expectations are growing more pessimistic--profits for the companies in the S&P 500 grew by more than 25% in 1999 and an estimated 12-15% in 2000, but earnings growth in 2001 is expected to be closer to 5%.

     The good news is that the Fed lowered short-term interest rates in early January to boost the flagging economy, and appears ready to cut rates further if necessary. That could mean better market conditions in the second half of 2001.

     Given the degree of uncertainty in the market, though, we wouldn't be surprised to see continued volatility, especially in the technology sector.

[right margin]

"GIVEN THE DEGREE OF UNCERTAINTY IN THE MARKET, WE WOULDN'T BE SURPRISED TO SEE CONTINUED VOLATILITY, ESPECIALLY IN THE TECHNOLOGY SECTOR."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/00)
                           % OF        % OF
                          FUND'S        S&P
                          STOCKS        500
CITIGROUP INC.            3.50%        2.19%
OCCIDENTAL PETROLEUM
   CORP.                  1.31%        0.08%
KERR-MCGEE CORP.          1.26%        0.05%
FLEET BOSTON
   FINANCIAL CORP.        1.49%        0.29%
CIGNA CORP.               1.28%        0.17%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/00)
                           % OF        % OF
                          FUND'S        S&P
                          STOCKS        500
AMERICAN
   INTERNATIONAL GROUP    0.45%        1.96%
COCA-COLA CO.             0.05%        1.29%
WAL-MART STORES           1.14%        2.03%
GENERAL ELECTRIC CO.      3.33%        4.06%
HOME DEPOT INC.           0.22%        0.90%


                                               www.americancentury.com      15


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
AIRLINES -- 0.1%
                   85,200  AMR Corp.(1)                           $    3,338,775
                   75,300  Delta Air Lines Inc.                        3,779,119
                                                                  --------------
                                                                       7,117,894
                                                                  --------------
ALCOHOL -- 0.1%
                  125,000  Anheuser-Busch Companies, Inc.              5,687,500
                                                                  --------------
APPAREL & TEXTILES -- 0.3%
                  342,300  Liz Claiborne, Inc.                        14,248,238
                  165,100  Reebok International Ltd.(1)                4,513,834
                                                                  --------------
                                                                      18,762,072
                                                                  --------------
BANKS -- 7.6%
                1,523,000  Bank of America Corp.                      69,867,624
                  298,500  Bank of New York Co., Inc. (The)           16,473,469
                4,522,266  Citigroup Inc.                            230,918,207
                  246,700  City National Corp.                         9,575,044
                  632,200  First Union Corp.                          17,583,063
                2,617,800  Fleet Boston Financial Corp.               98,331,112
                  103,600  Mellon Bank Corp.                           5,095,825
                  177,400  PNC Bank Corp.                             12,961,288
                   61,200  Provident Financial Group Inc.              2,293,088
                  513,400  Silicon Valley Bancshares(1)               17,728,343
                   26,800  State Street Corp.                          3,328,828
                  401,100  UnionBanCal Corp.                           9,651,469
                  395,000  Wells Fargo & Co.                          21,996,562
                                                                  --------------
                                                                     515,803,922
                                                                  --------------
CHEMICALS -- 2.3%
                1,121,800  Dow Chemical Co.                           41,085,924
                  506,500  Eastman Chemical Company                   24,691,875
                  363,600  Engelhard Corp.                             7,408,350
                  245,000  FMC Corp.(1)                               17,563,438
                1,454,700  Lyondell Chemical Co.                      22,275,094
                  327,200  Minnesota Mining &
                              Manufacturing Co.                       39,427,600
                                                                  --------------
                                                                     152,452,281
                                                                  --------------
CLOTHING STORES -- 0.4%
                1,070,800  Limited, Inc. (The)                        18,270,525
                  213,300  Talbots, Inc.                               9,731,813
                                                                  --------------
                                                                      28,002,338
                                                                  --------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.9%
                  180,200  Compaq Computer Corp.                       2,712,010
                  748,500  Dell Computer Corp.(1)                     13,075,359
                  986,100  EMC Corp. (Mass.)(1)                       65,575,650
                   50,500  Emulex Corp.(1)                             4,035,266
                1,292,400  Hewlett-Packard Co.                        40,791,375
                  806,500  International Business Machines
                              Corp.                                   68,552,500

Shares                                                                Value
--------------------------------------------------------------------------------

                  154,100  Network Appliances, Inc.(1)            $    9,891,294
                2,144,000  Sun Microsystems, Inc.(1)                  59,697,000
                                                                  --------------
                                                                     264,330,454
                                                                  --------------
COMPUTER SOFTWARE -- 3.8%
                  220,400  Adobe Systems Inc.                         12,824,525
                  145,300  Mentor Graphics Corp.(1)                    3,982,128
                2,587,100  Microsoft Corp.(1)                        112,296,308
                2,731,200  Oracle Corp.(1)                            79,375,500
                  155,100  Siebel Systems, Inc.(1)                    10,483,791
                  690,100  Sybase, Inc.(1)                            13,651,041
                  246,850  Symantec Corp.(1)                           8,215,477
                  157,200  Veritas Software Corp.(1)                  13,759,913
                                                                  --------------
                                                                     254,588,683
                                                                  --------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                  697,900  Lennar Corp.                               25,298,875
                   81,000  Pulte Corp.                                 3,417,188
                                                                  --------------
                                                                      28,716,063
                                                                  --------------
CONSUMER DURABLES -- 0.2%
                  634,000  Pier 1 Imports, Inc.                        6,538,125
                   88,200  Whirlpool Corp.                             4,206,038
                                                                  --------------
                                                                      10,744,163
                                                                  --------------
DEFENSE/AEROSPACE -- 2.1%
                1,606,600  Boeing Co.                                106,035,600
                   43,800  General Dynamics Corp.                      3,416,400
                  415,800  Northrop Grumman Corp.                     34,511,400
                                                                  --------------
                                                                     143,963,400
                                                                  --------------
DEPARTMENT STORES -- 2.7%
                  700,100  Federated Department Stores, Inc.(1)       24,503,500
                  343,300  May Department Stores Co. (The)            11,243,075
                2,136,400  Sears, Roebuck & Co.                       74,239,900
                1,419,000  Wal-Mart Stores, Inc.                      75,384,375
                                                                  --------------
                                                                     185,370,850
                                                                  --------------
DRUGS -- 8.4%
                   65,900  Allergan, Inc.                              6,379,944
                   47,900  Amgen Inc.(1)                               3,064,103
                1,122,400  Bristol-Myers Squibb Co.                   82,987,450
                  107,600  Cardinal Health, Inc.                      10,719,650
                   89,900  Elan Corp., plc ADR(1)                      4,208,444
                   34,100  Forest Laboratories, Inc. Cl A(1)           4,531,038
                   60,000  Genentech, Inc.(1)                          4,890,000
                  256,900  IVAX Corp.(1)                               9,839,270
                  439,900  Lilly (Eli) & Co.                          40,938,194
                1,745,400  Merck & Co., Inc.                         163,413,074
                4,366,900  Pfizer, Inc.                              200,877,399
                  110,600  Pharmacia Corp.                             6,746,600
                  668,600  Schering-Plough Corp.                      37,943,050
                                                                  --------------
                                                                     576,538,216
                                                                  --------------


16      1-800-345-2021                        See Notes to Financial Statements


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 4.2%
                   95,200  Amphenol Corp. Cl A(1)                 $    3,730,650
                3,660,700  Cisco Systems Inc.(1)                     140,021,774
                   61,000  Comverse Technology, Inc.(1)                6,628,031
                  451,400  Corning Inc.                               23,839,563
                  138,500  Digital Lightwave, Inc.(1)                  4,384,391
                  276,700  JDS Uniphase Corp.(1)                      11,517,638
                  122,600  L-3 Communications Holdings,
                               Inc.(1)                                 9,440,200
                1,397,700  Nortel Networks Corp.                      44,813,755
                  335,500  Scientific-Atlanta, Inc.                   10,924,719
                  104,800  Solectron Corp.(1)                          3,552,720
                   97,500  Technitrol, Inc.                            4,009,688
                  529,300  Tektronix, Inc.                            17,830,794
                                                                  --------------
                                                                     280,693,923
                                                                  --------------
ELECTRICAL UTILITIES -- 3.9%
                  462,600  ALLETE                                     11,478,263
                  269,200  Ameren Corp.                               12,467,325
                  320,800  Calpine Corp.(1)                           14,456,050
                   82,800  Cinergy Corp.                               2,908,350
                  335,800  Edison International                        5,246,875
                  581,700  Entergy Corp.                              24,613,181
                  192,437  Exelon Corp.                               13,511,002
                  396,300  GPU Inc.                                   14,588,794
                1,040,900  PG&E Corp.                                 20,818,000
                  121,000  PP&L Resources, Inc.                        5,467,688
                  288,000  Public Service Enterprise
                              Group Inc.                              14,004,000
                1,787,600  Reliant Energy, Inc.                       77,425,424
                  318,900  Sempra Energy                               7,414,425
                  134,300  Southern Energy Inc.(1)                     3,802,369
                  652,900  TXU Corp.                                  28,931,631
                  171,900  XCEL Energy Inc.                            4,995,844
                                                                  --------------
                                                                     262,129,221
                                                                  --------------
ENERGY RESERVES & PRODUCTION -- 7.5%
                  401,800  Amerada Hess Corp.                         29,356,513
                  930,400  Chevron Corp.                              78,560,650
                  113,000  Devon Energy Corporation                    6,889,610
                1,776,700  Exxon Mobil Corp.                         154,461,855
                1,241,300  Kerr-McGee Corp.                           83,089,519
                3,554,500  Occidental Petroleum Corp.                 86,196,624
                  222,300  Phillips Petroleum Co.                     12,643,313
                  846,500  Royal Dutch Petroleum Co. New
                              York Shares                             51,266,156
                  160,500  Williams Companies, Inc. (The)              6,409,969
                                                                  --------------
                                                                     508,874,209
                                                                  --------------
ENTERTAINMENT -- 1.3%
                2,960,900  Disney (Walt) Co.                          85,681,044
                  142,300  Pixar, Inc.(1)                              4,264,553
                                                                  --------------
                                                                      89,945,597
                                                                  --------------

Shares                                                                Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.4%
                  755,200  AmeriCredit Corp.(1)                   $   20,579,200
                  399,100  Countrywide Credit Industries, Inc.        20,054,775
                  958,800  Fannie Mae                                 83,175,899
                4,584,500  General Electric Co. (U.S.)               219,769,468
                   47,900  Marsh & McLennan Companies,
                              Inc.                                     5,604,300
                   77,800  MBNA Corp.                                  2,873,738
                  677,700  Metris Companies Inc.                      17,831,981
                  341,800  MGIC Investment Corp.                      23,050,138
                  721,100  Providian Financial Corp.                  41,463,250
                                                                  --------------
                                                                     434,402,749
                                                                  --------------
FOOD & BEVERAGE -- 3.6%
                2,204,835  Archer-Daniels-Midland Co.                 33,072,525
                   51,900  Coca-Cola Company (The)                     3,162,656
                2,532,700  ConAgra, Inc.                              65,850,200
                  161,200  Hormel Foods Corp.                          3,002,350
                  214,800  Kellogg Co.                                 5,638,500
                  439,500  Pepsi Bottling Group Inc.                  17,552,531
                  898,100  PepsiCo, Inc.                              44,512,081
                  224,300  Quaker Oats Co. (The)                      21,841,213
                1,369,500  Supervalu Inc.                             19,001,813
                  188,200  SYSCO Corp.                                 5,646,000
                  375,900  Unilever N.V. New York Shares              23,658,206
                                                                  --------------
                                                                     242,938,075
                                                                  --------------
FOREST PRODUCTS & PAPER -- 1.0%
                  185,200  Bowater Inc.                               10,440,650
                  274,304  International Paper Co.                    11,195,032
                1,059,600  Westvaco Corp.                             30,927,075
                  313,700  Weyerhaeuser Co.                           15,920,275
                                                                  --------------
                                                                      68,483,032
                                                                  --------------
GAS & WATER UTILITIES -- 0.3%
                  314,800  Keyspan Energy Corp.                       13,339,650
                   95,600  People's Energy Corp.                       4,278,100
                                                                  --------------
                                                                      17,617,750
                                                                  --------------
GOLD -- 0.1%
                  301,700  Barrick Gold Corp.                          4,941,846
                                                                  --------------
GROCERY STORES -- 0.4%
                  405,800  Safeway Inc.(1)                            25,362,500
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
                  279,100  C&D Technologies, Inc.                     12,053,631
                  233,400  Cooper Industries, Inc.                    10,721,813
                  717,700  Dover Corp.                                29,111,706
                   46,500  Eaton Corp.                                 3,496,219
                                                                  --------------
                                                                      55,383,369
                                                                  --------------
HEAVY MACHINERY -- 0.1%
                  169,400  Deere & Co.                                 7,760,638
                                                                  --------------


See Notes to Financial Statements               www.americancentury.com      17


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
HOME PRODUCTS -- 1.2%
                   53,500  Alberto-Culver Company Cl B            $    2,290,469
                  132,600  Avon Products, Inc.                         6,348,225
                  153,400  Church & Dwight Co., Inc.                   3,413,150
                  500,300  Clorox Company                             17,760,650
                  106,900  Fortune Brands, Inc.                        3,207,000
                  404,900  Procter & Gamble Co. (The)                 31,759,343
                  767,000  Tupperware Corp.                           15,675,563
                                                                  --------------
                                                                      80,454,400
                                                                  --------------
HOTELS -- 0.1%
                   52,000  Anchor Gaming(1)                            2,032,875
                  161,800  Starwood Hotels & Resorts
                              Worldwide, Inc.                          5,703,450
                                                                  --------------
                                                                       7,736,325
                                                                  --------------
INDUSTRIAL PARTS -- 1.0%
                  207,400  Caterpillar Inc.                            9,812,613
                  700,000  ITT Industries, Inc.                       27,124,999
                  682,800  Pall Corp.                                 14,552,175
                   89,300  Parker-Hannifin Corp.                       3,940,363
                  330,800  Stanley Works (The)                        10,316,825
                                                                  --------------
                                                                      65,746,975
                                                                  --------------
INDUSTRIAL SERVICES -- 0.1%
                  114,600  Manpower Inc.                               4,354,800
                                                                  --------------
INFORMATION SERVICES -- 1.7%
                   52,900  Automatic Data Processing, Inc.             3,349,231
                  632,000  Electronic Data Systems Corp.              36,498,000
                  520,900  First Data Corp.                           27,444,919
                  132,200  Galileo International, Inc.                 2,644,000
                  172,500  Omnicom Group Inc.                         14,295,938
                   87,400  Paychex, Inc.                               4,252,556
                   98,100  TMP Worldwide Inc.(1)                       5,401,631
                  233,800  True North Communications Inc.              9,936,500
                  568,200  Viad Corp.                                 13,068,600
                                                                  --------------
                                                                     116,891,375
                                                                  --------------
INTERNET -- 0.8%
                1,270,700  America Online, Inc.(1)                    44,220,360
                  287,800  Yahoo! Inc.(1)                              8,642,994
                                                                  --------------
                                                                      52,863,354
                                                                  --------------
INVESTMENT TRUSTS -- 1.2%
                  409,300  CarrAmerica Realty Corp.                   12,816,206
                   80,900  Spieker Properties, Inc.                    4,055,113
                  499,200  Standard and Poor's 500
                              Depositary Receipt                      65,488,800
                                                                  --------------
                                                                      82,360,119
                                                                  --------------
LEISURE -- 0.4%
                  645,400  Brunswick Corp.                            10,608,763
                  276,100  International Game Technology(1)           13,252,800
                                                                  --------------
                                                                      23,861,563
                                                                  --------------

Shares                                                                Value
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 2.1%
                  639,200  CIGNA Corp.                            $   84,566,160
                  987,400  Lincoln National Corp.                     46,716,363
                  343,700  MetLife, Inc.                              12,029,500
                                                                  --------------
                                                                     143,312,023
                                                                  --------------
MEDIA -- 1.2%
                  814,200  Comcast Corp. Cl A(1)                      33,967,406
                  180,800  Hispanic Broadcasting Corp.(1)              4,610,400
                  790,200  Time Warner Inc.                           41,280,048
                                                                  --------------
                                                                      79,857,854
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 3.0%
                  294,600  Bard (C.R.), Inc.                          13,717,313
                  115,200  Bausch & Lomb Inc. Cl A                     4,658,400
                  313,500  Baxter International, Inc.                 27,685,969
                   79,200  Beckman Coulter Inc.                        3,321,450
                   95,000  Cytyc Corp.(1)                              5,937,500
                1,324,000  Johnson & Johnson                         139,102,749
                   57,000  PerkinElmer, Inc.                           5,985,000
                                                                  --------------
                                                                     200,408,381
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 0.7%
                  151,700  Health Net Inc.(1)                          3,972,644
                  524,400  Oxford Health Plans, Inc.(1)               20,730,187
                  101,600  Tenet Healthcare Corp.                      4,514,850
                  143,500  Wellpoint Health Networks Inc.(1)          16,538,375
                                                                  --------------
                                                                      45,756,056
                                                                  --------------
MINING & METALS -- 0.4%
                  353,700  Alcan Aluminium Ltd.                       12,092,119
                  287,900  Ball Corporation                           13,261,394
                                                                  --------------
                                                                      25,353,513
                                                                  --------------
MOTOR VEHICLES & PARTS -- 1.3%
                1,863,537  Ford Motor Co.                             43,676,648
                  739,700  General Motors Corp.                       37,678,469
                   47,300  Johnson Controls, Inc.                      2,459,600
                   90,900  PACCAR Inc.                                 4,479,666
                                                                  --------------
                                                                      88,294,383
                                                                  --------------
MULTI-INDUSTRY -- 1.5%
                1,778,590  Tyco International Ltd.                    98,711,745
                                                                  --------------
OIL REFINING -- 1.0%
                1,541,000  Ultramar Diamond Shamrock
                              Corp.                                   47,578,375
                  464,800  Valero Energy Corp.                        17,284,750
                                                                  --------------
                                                                      64,863,125
                                                                  --------------
OIL SERVICES -- 1.1%
                  268,900  Baker Hughes Inc.                          11,176,156
                  228,900  BJ Services Co.(1)                         15,765,488
                  288,000  Noble Drilling Corp.(1)                    12,510,000
                   26,100  Schlumberger Ltd.                           2,086,369
                  395,100  Smith International, Inc.(1)               29,459,643
                                                                  --------------
                                                                      70,997,656
                                                                  --------------


18      1-800-345-2021                        See Notes to Financial Statements


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.7%
                  303,412  American International Group, Inc.     $   29,905,045
                  126,500  Gallagher (Arthur J.) & Co.                 8,048,563
                   54,700  Hartford Financial Services Group
                              Inc. (The)                               3,863,188
                  562,500  Loews Corp.                                58,253,905
                  811,500  Old Republic International Corp.           25,968,000
                  433,000  PMI Group, Inc. (The)                      29,308,688
                  369,500  Radian Group Inc.                          27,735,594
                                                                  --------------
                                                                     183,082,983
                                                                  --------------
PUBLISHING -- 0.7%
                  649,300  Deluxe Corp.                               16,407,811
                  115,400  Dow Jones & Co., Inc.                       6,534,525
                  265,200  Gannett Co., Inc.                          16,724,175
                  113,800  Knight-Ridder, Inc.                         6,472,375
                                                                  --------------
                                                                      46,138,886
                                                                  --------------
RAILROADS -- 0.2%
                  220,500  Burlington Northern Santa Fe
                              Corp.                                    6,242,906
                  127,300  Union Pacific Corp.                         6,460,475
                                                                  --------------
                                                                      12,703,381
                                                                  --------------
RESTAURANTS -- 0.5%
                  140,200  Brinker International, Inc.(1)              5,923,450
                  847,400  Darden Restaurants, Inc.                   19,384,275
                  290,800  Tricon Global Restaurants Inc.(1)           9,596,400
                                                                  --------------
                                                                      34,904,125
                                                                  --------------
SECURITIES & ASSET MANAGEMENT -- 2.1%
                  135,000  Bear Stearns Companies Inc. (The)           6,842,813
                   60,900  Goldman Sachs Group, Inc. (The)             6,512,494
                  598,000  Lehman Brothers Holdings Inc.              40,439,750
                  474,000  Merrill Lynch & Co., Inc.                  32,320,875
                  670,200  Morgan Stanley Dean Witter & Co.           53,113,349
                                                                  --------------
                                                                     139,229,281
                                                                  --------------
SEMICONDUCTOR -- 2.6%
                  369,100  Analog Devices, Inc.(1)                    18,893,306
                  124,700  Arrow Electronics, Inc.(1)                  3,569,538
                  270,200  Atmel Corp.(1)                              3,149,519
                  191,600  Avnet Inc.                                  4,119,400
                   79,400  Integrated Device Technology,
                              Inc.(1)                                  2,617,719
                2,896,100  Intel Corp.                                87,064,005
                  129,100  International Rectifier Corp.(1)            3,873,000
                  309,400  Linear Technology Corp.                    14,300,081
                  175,800  Micron Technology, Inc.(1)                  6,240,900
                   62,100  NVIDIA Corp.(1)                             2,041,538
                   77,600  SDL, Inc.(1)                               11,511,475
                  204,600  Texas Instruments Inc.                      9,692,925
                  238,300  TriQuint Semiconductor, Inc.(1)            10,418,178
                                                                  --------------
                                                                     177,491,584
                                                                  --------------

Shares                                                                Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.0%
                  271,000  Best Buy Co., Inc.(1)                  $    8,011,438
                   55,400  CVS Corp.                                   3,320,538
                   39,600  Fastenal Company                            2,171,813
                  320,550  Home Depot, Inc.                           14,645,127
                  213,900  Lowe's Companies, Inc.                      9,518,550
                  206,200  Michaels Stores, Inc.(1)                    5,457,856
                  398,100  Tiffany & Co.                              12,589,913
                  440,300  Zale Corp.(1)                              12,796,218
                                                                  --------------
                                                                      68,511,453
                                                                  --------------
TELEPHONE -- 5.3%
                2,493,935  AT&T Corp.                                 43,176,250
                1,864,900  BellSouth Corp.                            76,344,344
                  182,400  Dycom Industries, Inc.(1)                   6,555,000
                  850,486  Qwest Communications
                               International Inc.(1)                  34,869,926
                2,210,000  SBC Communications Inc.                   105,527,499
                1,665,080  Verizon Communications                     83,462,135
                  688,700  WorldCom, Inc.(1)                           9,684,844
                                                                  --------------
                                                                     359,619,998
                                                                  --------------
THRIFTS -- 0.4%
                  653,200  GreenPoint Financial Corp.                 26,740,375
                                                                  --------------
TOBACCO -- 0.8%
                1,238,200  Philip Morris Companies Inc.               54,480,800
                   50,000  R.J. Reynolds Tobacco Holdings,
                              Inc.                                     2,437,500
                                                                  --------------
                                                                      56,918,300
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   98,200  FedEx Corporation(1)                        3,924,072
                   46,100  United Parcel Service, Inc. Cl B            2,711,256
                                                                  --------------
                                                                       6,635,328
                                                                  --------------
WIRELESS TELECOMMUNICATIONS -- 0.7%
                  194,200  AT&T Wireless Group(1)                      3,362,088
                  398,400  Nextel Communications, Inc.(1)              9,847,950
                  376,500  QUALCOMM Inc.(1)                           30,931,828
                   53,800  Telephone & Data Systems, Inc.              4,842,000
                                                                  --------------
                                                                      48,983,866
                                                                  --------------
TOTAL COMMON STOCKS                                                6,603,393,952
                                                                  --------------
   (Cost $5,502,641,614)

EQUITY-LINKED DEBT SECURITIES -- 0.1%
SECURITIES & ASSET MANAGEMENT
                   87,935  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corp. (Mass.),
                              PERQS                                    2,110,440
                  395,437  Morgan Stanley Group, 6.00%,
                              5/30/02, Home Depot, Inc.,
                              PERQS                                    4,325,092
                                                                  --------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                    6,435,532
                                                                  --------------
   (Cost $7,511,718)


See Notes to Financial Statements               www.americancentury.com      19


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.1%*
             $100,000,000  SLMA Discount Notes, 5.50%,
                              1/2/01(2)                           $  100,000,000
   Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.70%, dated 12/29/00,
       due 1/2/01 (Delivery value $38,824,573)                        38,800,000
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS                                     138,800,000
                                                                  --------------
   (Cost $138,738,889)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $6,748,629,484
                                                                  ==============
   (Cost $5,648,892,221)

FUTURES CONTRACTS
                                         Underlying
                     Expiration          Face Amount        Unrealized
    Purchased           Date              at Value             Loss
--------------------------------------------------------------------------------
   360 S&P 500         March
     Futures            2001            $119,700,000        $(4,367,877)
                                     ==========================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 0.3% of total investments.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

SLMA = Student Loan Marketing Association

(1) Non-income producing.

(2) Rate indicated is the yield to maturity at purchase.


20      1-800-345-2021                        See Notes to Financial Statements


Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                              INVESTOR CLASS                               ADVISOR CLASS           INSTITUTIONAL CLASS
                            (INCEPTION 7/31/98)                          (INCEPTION 9/7/00)        (INCEPTION 10/1/99)
                            S&P                                                         S&P                       S&P
            SMALL CAP     SMALLCAP        SMALL-CAP CORE FUNDS(2)       SMALL CAP     SMALLCAP    SMALL CAP     SMALLCAP
           QUANTITATIVE  600 INDEX    AVERAGE RETURN  FUND'S RANKING   QUANTITATIVE  600 INDEX   QUANTITATIVE  600 INDEX
==============================================================================================================================
6 MONTHS(1)   -0.36%        4.61%       -2.29%             --              --            --        -0.19%         4.61%
1 YEAR         8.90%       11.80%        5.07%        77 OUT OF 199        --            --         9.08%        11.80%
==============================================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND   7.85%       10.24%       10.44%        89 OUT OF 153     -5.47%(1)      -2.23%      20.20%        20.10%

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 47-49 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 12/31/00 S&P SmallCap 600 Index $12,656 Small Cap Quantitative $12,000

                    Small Cap         S&P SmallCap
                   Quantitative        600 Index
DATE                  VALUE              VALUE
7/31/1998            $10,000            $10,000
8/31/1998             $8,000             $8,070
9/30/1998             $8,460             $8,564
10/31/1998            $8,840             $8,961
11/30/1998            $9,399             $9,466
12/31/1998           $10,040            $10,070
1/31/1999             $9,679             $9,944
2/28/1999             $8,799             $9,048
3/31/1999             $8,642             $9,165
4/30/1999             $9,404             $9,770
5/31/1999             $9,685            $10,008
6/30/1999            $10,146            $10,577
7/31/1999            $10,046            $10,484
8/31/1999             $9,685            $10,023
9/30/1999             $9,685            $10,065
10/31/1999            $9,745            $10,040
11/30/1999           $10,126            $10,462
12/31/1999           $11,019            $11,319
1/31/2000            $10,658            $10,968
2/29/2000            $12,003            $12,437
3/31/2000            $11,862            $11,977
4/30/2000            $11,842            $11,772
5/31/2000            $11,421            $11,424
6/30/2000            $12,043            $12,099
7/31/2000            $11,522            $11,802
8/31/2000            $12,646            $12,848
9/30/2000            $12,104            $12,499
10/31/2000           $12,184            $12,577
11/30/2000           $10,919            $11,268
12/31/2000           $12,000            $12,656

$10,000 investment made 7/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600 Index is provided for comparison in each graph. Small Cap Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                  Small Cap        S&P SmallCap
                 Quantitative       600 Index
DATE               RETURN            RETURN
12/31/98*           0.40%             0.71%
12/31/99            9.76%            12.41%
12/31/00            8.90%            11.80%

* From 7/31/98 (the fund's inception date) to 12/31/98.


                                                www.americancentury.com      21


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]   [photo of Matti von Turk]

     An interview with Bill Martin and Matti von Turk, portfolio managers on the Small Cap Quantitative fund investment team.

HOW DID SMALL CAP QUANTITATIVE PERFORM IN 2000?

     The fund's 8.90% return was solid by historical standards, and good enough to beat the 5.07% average return of its peer group, the 199 "Small-Cap Core" funds tracked by Lipper Inc.* Our quantitative approach incorporates both growth (such as earnings growth and earnings surprises) and value (such as price/earnings and price/book ratios) measures to select stocks, which helped in a year marked by sudden, unpredictable shifts in investment style.

     Beating the peer group's average return is always a plus, but our goal is to beat the S&P SmallCap 600. Small Cap Quantitative was beating the index for most of the year, but the S&P 600 pulled ahead in mid-December to finish the year up 11.80%.

WHAT HAPPENED IN DECEMBER?

     In December, the fund's 9.90% return for the month trailed the S&P 600's return of 12.32% for the same period. Basically, earnings disappointments from certain companies and signs of slower economic growth weighed on growth stocks that month, causing value stocks to outperform by a wide margin. The value element of Small Cap Quantitative's stock-picking process helped returns, but the fund's slight tilt toward growth weighed on performance relative to the S&P
600. In our opinion, some of the stocks in the portfolio with strong growth and bright prospects were unfairly punished for other companies' earnings disappointments. Over time, we think the market's turbulent seas can be navigated successfully with a balanced, quantitative process that focuses on growth companies selling at a reasonable price.

CAN YOU PUT THE MONTH OF DECEMBER INTO A BROADER PERSPECTIVE?

     That question is worth at least a thousand words so we thought we'd include a picture--the Growth versus Value chart in the margin. Over the last few years, economic growth was booming and growth stocks significantly outperfomed value stocks. Growth stocks' outperformance intensified in the fourth quarter of 1999, when technology stocks went on a blistering run that lasted until March of 2000. At that point, the gap between the two indexes is widest, indicating the largest divergence in performance between growth and value. From March onward, growth

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"OVER TIME, WE THINK THE MARKET'S TURBULENT SEAS CAN BE NAVIGATED SUCCESSFULLY WITH A BALANCED, QUANTITATIVE PROCESS THAT FOCUSES ON GROWTH COMPANIES SELLING AT A REASONABLE PRICE."

PORTFOLIO AT A GLANCE
                        12/31/00      12/31/99
NO. OF COMPANIES           205          151
DIVIDEND YIELD            0.54%        0.57%
P/E RATIO                 22.7         27.6
PORTFOLIO TURNOVER         93%         148%
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.88%        0.88%

[line graph - data below]

CHARTING THE COURSE BETWEEN GROWTH AND VALUE
PERFORMANCE OF $1.00 FROM 9/30/99 TO PRESENT
Value on 12/31/00
Small Cap Quantitative       $1.24
S&P/BARRA SmallCap 600
   Growth Index              $1.21
S&P/BARRA SmallCap 600
   Value Index               $1.24

                                    S&P/BARRA        S&P/BARRA
                   Small Cap      SmallCap 600     SmallCap 600
                  Quantitative    Growth Index      Value Index
DATE                 VALUE            VALUE            VALUE
9/30/1999            $1.00            $1.00            $1.00
10/31/1999           $1.01            $1.02            $0.98
11/30/1999           $1.05            $1.07            $1.00
12/31/1999           $1.14            $1.21            $1.03
1/31/2000            $1.10            $1.19            $0.97
2/29/2000            $1.24            $1.44            $1.02
3/31/2000            $1.22            $1.31            $1.06
4/30/2000            $1.22            $1.26            $1.06
5/31/2000            $1.18            $1.20            $1.05
6/30/2000            $1.24            $1.31            $1.08
7/31/2000            $1.19            $1.22            $1.10
8/31/2000            $1.31            $1.37            $1.16
9/30/2000            $1.25            $1.30            $1.16
10/31/2000           $1.26            $1.31            $1.16
11/30/2000           $1.13            $1.11            $1.09
12/31/2000           $1.24            $1.21            $1.24

Source: Lipper Inc.

Investment terms are defined in the Glossary on pages 49-50.


22      1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

stocks tumbled as the Federal Reserve's interest rate hikes started to cool the red-hot economy, and value stocks went on to outperform growth stocks by a wide margin.

WHAT ELSE DOES THE CHART ILLUSTRATE?

     It also shows that we did a reasonable job of steering the Small Cap Quantitative fund between the two extremes, which is the desired effect of using both growth and value measures for stock selection. The Small Cap Quantitative fund benefited from investments in both value and growth stocks in 2000, but clearly had a stronger representation in growth stocks. The chart tells the story well--the portfolio closely tracked the performance of growth stocks while maintaining a course between the performance of both growth and value.

WHAT WAS THE DOWNSIDE OF THE FUND'S GROWTH TILT?

     First, technology was one of the main growth sectors in the marketplace. Technology helped the fund outperform in the first half of the year, but hurt performance in the second half as slower demand for personal computers and cutbacks in capital spending rocked the high-flying sector.

     Although the fund was not significantly overweight in the technology sector relative to the S&P 600, some of our tech holdings were a drag on fund performance. Semiconductor companies like Cypress Semiconductor (-39%) were particularly hard hit by the perception that semiconductor demand had reached its cyclical peak. Concerns about slower order, revenue, and earnings growth weighed on the entire industry.

     Despite having very limited exposure to Internet companies (less than 2% of the portfolio), a couple of our holdings hurt fund performance. For example, one of the fund's worst individual performers was an Internet consulting firm called Marchfirst. The company acquired two other companies but had difficulty integrating them. That caused its share price to plummet. We sold Marchfirst when it became clear that management's profit expectations were overly optimistic.

DID ANY OF THE FUND'S TECH HOLDINGS HAVE A POSITIVE IMPACT ON PERFORMANCE?

     Yes. Powerwave Technologies (+200%), a company that makes amplifiers for wireless devices, was an excellent example of a company that bucked the negative trend in the electrical equipment industry. We had a relatively large position in Powerwave relative to the S&P 600 because we recognized it as an exciting company with outstanding growth potential. We rode Powerwave for a substantial gain and sold it in the second half of the year.

     We also overweighted Mercury Interactive, the market leader in software for testing Web sites. We liked the company for its industry leadership, strong sales, and high profit margins. It turned out to be one of the best performing small-cap software stocks in 2000 (+67%).

WHAT OTHER STOCKS CONTRIBUTED TO THE FUND'S SOLID RETURN?

     Thanks in part to our diversified portfolio, Small Cap Quantitative saw positive results from stocks in several different sectors. Arthur J. Gallagher, a financial services company specializing in insurance brokerage, improved sales commissions because of higher prices for commercial insurance products. We overweighted the stock relative to the S&P 600, a good move because the stock doubled when we held it.

[right margin]

"THANKS IN PART TO OUR DIVERSIFIED PORTFOLIO, SMALL CAP QUANTITATIVE SAW POSITIVE RESULTS FROM STOCKS IN SEVERAL DIFFERENT SECTORS."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                              AS OF        AS OF
                            12/31/00      6/30/00
CULLEN/FROST BANKERS,
   INC.                       1.5%         1.2%
TIMBERLAND CO. (THE)          1.3%         0.9%
OM GROUP, INC.                1.2%          --
CLECO CORPORATION             1.1%          --
PATTERSON DENTAL CO.          1.1%         0.9%
DORAL FINANCIAL CORP.         1.0%         0.5%
PMI GROUP, INC. (THE)         1.0%         0.5%
THE MEN'S
   WEARHOUSE, INC.            1.0%          --
NVR, INC.                     0.9%         0.5%
OXFORD HEALTH PLANS,
   INC.                       0.9%         0.6%


                                               www.americancentury.com      23


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Although it was a rough year for consumer-based stocks, Timberland, a premium-quality footwear company, was a great contributor throughout the year (+152%). The company successfully expanded its products, retail distribution, and geographical penetration. In addition, their products benefited from two societal trends--business casual in the workplace and increased demand for outdoor footwear.

WHICH SECTOR HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

     Even though we did not make a substantial industry bet, our health care stocks were responsible for the majority of Small Cap Quantitative's gains. For example, Oxford Health Plans rose over 200% because the company staged an impressive earnings turnaround and continuously beat earnings estimates. Our quantitative stock selection process recognized the company's dramatic turnaround early on. Holding the company through its rally helped boost the fund's return.

     In addition, investments in several top-performing biotech stocks helped propel Small Cap Quantitative to gains. In fact, two of those companies, Vertex Pharmaceuticals (+300%) and Protein Design Labs (+148%), were so successful that they graduated from small- to mid-sized companies. Because of the growth in their market capitalization, they left the S&P 600 Small Cap index. For that reason, we sold them.

YOU MENTIONED SELLING STOCKS. HOW DID THE PORTFOLIO'S TURNOVER LOOK?

     The portfolio's turnover was 93%. Most of our turnover came from selling stocks that we thought had already made their run. We also sold some of our larger companies to keep the average market capitalization around one billion dollars, making the fund a "pure-play" in the small-cap market.

WHY DIDN'T SELLING STOCKS AT GAINS CONTRIBUTE TO THE FUND'S TAXABLE
DISTRIBUTION?

     While we are not specifically a tax-managed fund, we did offset short-term capital gains by selling the portfolio's laggards. Our "tax-loss selling" kept the distribution in the fund relatively low, which meant shareholders didn't incur a significant tax liability for short-term capital gains.

WHY DID THE FUND'S TOTAL NUMBER OF HOLDINGS INCREASE?

     We added about 50 stocks to the fund's holdings because our quantitative process identified a large number of attractively valued stocks with strong growth potential. In addition, the diversity helped balance out the volatility of growth stocks and helped moderate Small Cap Quantitative's share-price volatility relative to the S&P 600 index.

WILL THE PORTFOLIO CONTINUE TO HAVE A LARGE NUMBER OF HOLDINGS GOING FORWARD?

     Not necessarily. We like to maintain flexibility in the number of holdings--it changes based primarily on the fund's volatility relative to the S& P 600 index.

WHAT'S YOUR OUTLOOK FOR THE FUND?

     We are optimistic about the prospects of small-cap stocks in the year 2001. Until last year, small-cap stocks had been out of favor for a long time, so they have some distance to make up versus larger stocks. By that we mean earnings growth rates are relatively high and valuations for small caps remain relatively low compared to the broader market. Since no one truly knows which investment style (growth or value) will dominate in 2001, we plan on adhering to our disciplined, quantitative process that incorporates elements of both growth and value.

[left margin]

"EVEN THOUGH WE DID NOT MAKE A SUBSTANTIAL INDUSTRY BET, OUR HEALTH CARE STOCKS WERE RESPONSIBLE FOR THE MAJORITY OF SMALL CAP QUANTITATIVE'S GAINS."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 12/31/00)
                           % OF       % OF
                          FUND'S       S&P
                          STOCKS       600
CLECO CORP.               1.11%         0%
DORAL FINANCIAL CORP.     1.04%         0%
PMI GROUP INC.            0.99%         0%
OXFORD HEALTH PLANS,
   INC.                   0.95%         0%
AVIS GROUP HOLDINGS,
   INC.                   0.88%         0%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 12/31/00)
                           % OF       % OF
                          FUND'S       S&P
                          STOCKS       600
UNIVERSAL HEALTH
   SERVICES                 0%        0.95%
FIDELITY NATIONAL
   FINANCIAL, INC.          0%        0.72%
EATON VANCE CORP.           0%        0.65%
COMMERCE BANCORP
   INC.                     0%        0.61%
FIRST AMERICAN CORP.        0%        0.60%


24  1-800-345-2021


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%
AIRLINES -- 0.8%
                    1,300  Atlantic Coast Airlines Holdings(1)       $    53,178
                    5,000  SkyWest, Inc.                                 144,219
                                                                     -----------
                                                                         197,397
                                                                     -----------
ALCOHOL -- 0.7%
                    3,000  Constellation Brands, Inc.(1)                 176,250
                                                                     -----------
APPAREL & TEXTILES -- 1.7%
                    2,100  Liz Claiborne, Inc.                            87,413
                    4,700  Timberland Co. (The)(1)                       314,312
                                                                     -----------
                                                                         401,725
                                                                     -----------
BANKS -- 5.8%
                    5,500  Bancwest Corporation                          143,687
                    3,600  City National Corp.                           139,724
                    8,300  Cullen/Frost Bankers, Inc.                    347,043
                    3,600  East-West Bancorp Inc.                         89,550
                    3,500  Frontier Financial Corp.                       87,063
                    2,800  GBC Bancorp                                   107,538
                    4,800  Greater Bay Bancorp                           196,649
                    2,952  Hudson United Bancorp                          61,808
                    2,900  Silicon Valley Bancshares(1)                  100,141
                    2,900  United Bankshares Inc.                         61,625
                                                                     -----------
                                                                       1,334,828
                                                                     -----------
CHEMICALS -- 3.0%
                    1,600  Cambrex Corp.                                  72,400
                    3,000  Eastman Chemical Company                      146,250
                    6,600  Olin Corp.                                    146,025
                    5,200  OM Group, Inc.                                284,050
                    1,600  Scotts Co. (The) Cl A(1)                       59,100
                                                                     -----------
                                                                         707,825
                                                                     -----------
CLOTHING STORES -- 2.0%
                    2,200  AnnTaylor Stores Corp.(1)                      54,863
                    4,200  Hot Topic, Inc.(1)                             69,169
                    8,400  Men's Wearhouse Inc.(1)                       228,900
                    9,000  Wilsons The Leather Experts Inc.(1)           125,156
                                                                     -----------
                                                                         478,088
                                                                     -----------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.6%
                    2,450  Avocent Corp.(1)                               66,380
                    1,500  Black Box Corporation(1)                       72,516
                    3,600  In Focus Systems, Inc.(1)                      52,650
                    1,100  Mercury Computer Systems, Inc.(1)              51,116
                    3,100  Zebra Technologies Corp. Cl A(1)              127,777
                                                                     -----------
                                                                         370,439
                                                                     -----------
COMPUTER SOFTWARE -- 4.1%
                    2,400  Adobe Systems Inc.                            139,650
                    1,900  Aspen Technology, Inc.(1)                      62,819
                    1,400  Aware, Inc.(1)                                 24,806
                    2,200  Cerner Corp.(1)                               101,819

Shares                                                                 Value
--------------------------------------------------------------------------------

                    3,400  Dendrite International, Inc.(1)           $    76,181
                    3,000  FileNet Corp.(1)                               82,031
                    1,200  Great Plains Software Inc.(1)                  56,475
                    2,400  Henry (Jack) & Associates, Inc.               149,025
                    1,300  Mercury Interactive Corp.(1)                  117,284
                    1,700  Radiant Systems, Inc.(1)                       34,744
                    3,600  Symantec Corp.(1)                             119,813
                                                                     -----------
                                                                         964,647
                                                                     -----------
CONSTRUCTION & REAL PROPERTY -- 3.6%
                    4,300  Insituform Technologies, Inc. Cl A(1)         171,597
                    3,000  Lennar Corp.                                  108,750
                    1,800  NVR, Inc.(1)                                  222,480
                    5,400  Ryland Group, Inc. (The)                      220,050
                    5,000  Standard Pacific Corp.                        116,875
                                                                     -----------
                                                                         839,752
                                                                     -----------
CONSUMER DURABLES -- 1.5%
                    6,900  Furniture Brands International,
                              Inc.(1)                                    145,331
                    5,000  Mohawk Industries, Inc.(1)                    136,875
                    5,800  Pier 1 Imports, Inc.                           59,813
                                                                     -----------
                                                                         342,019
                                                                     -----------
DEFENSE/AEROSPACE -- 0.9%
                    2,450  Alliant Techsystems Inc.(1)                   163,538
                    2,000  Teledyne Technologies Inc.(1)                  47,250
                                                                     -----------
                                                                         210,788
                                                                     -----------
DRUGS -- 4.8%
                    4,500  Alliance Pharmaceutical Corp.(1)               39,094
                    2,500  Alpharma Inc.                                 109,688
                    3,100  Cephalon, Inc.(1)                             196,171
                    1,900  Enzo Biochem, Inc.(1)                          47,263
                    3,600  IDEXX Laboratories, Inc.(1)                    79,088
                    2,000  Medicis Pharmaceutical Corp.
                              Cl A(1)                                    118,250
                    2,400  Noven Pharmaceuticals Inc.(1)                  89,400
                    3,000  Priority Healthcare Corp. Cl B(1)             121,968
                    3,600  Regeneron Pharmaceuticals, Inc.(1)            127,349
                    2,400  Syncor International Corporation(1)            87,300
                    3,100  Techne Corp.(1)                               111,988
                                                                     -----------
                                                                       1,127,559
                                                                     -----------
ELECTRICAL EQUIPMENT -- 7.1%
                    3,700  Aeroflex Inc.(1)                              107,184
                    1,900  Amphenol Corp. Cl A(1)                         74,456
                    5,600  Anixter International Inc.(1)                 121,100
                    3,300  APW Ltd.(1)                                   111,375
                    2,500  Artesyn Technologies Inc.(1)                   40,313
                    6,000  C-Cube Microsystems Inc.(1)                    72,563
                    2,400  Cognex Corp.(1)                                52,950
                    1,300  Coherent, Inc.(1)                              42,291
                    4,600  Credence Systems Corp.(1)                     106,806
                    1,000  Digital Lightwave, Inc.(1)                     31,656
                    4,500  DMC Stratex Networks Inc.(1)                   67,641
                    5,000  Gentner Communications Corp.(1)                59,375


See Notes to Financial Statements               www.americancentury.com      25


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------

                    1,600  Methode Electronics, Inc.                 $    36,300
                    2,600  Millipore Corp.                               163,799
                    4,300  Plexus Corp.(1)                               130,747
                    1,600  Polycom, Inc.(1)                               51,750
                    1,600  Proxim, Inc.(1)                                68,750
                    4,800  Technitrol, Inc.                              197,399
                    1,500  Trimble Navigation Ltd.(1)                     36,797
                    2,600  Vicor Corp.(1)                                 79,706
                                                                     -----------
                                                                       1,652,958
                                                                     -----------
ELECTRICAL UTILITIES -- 1.3%
                    4,700  Cleco Corporation                             257,325
                    3,200  UniSource Energy Corp.                         60,200
                                                                     -----------
                                                                         317,525
                                                                     -----------
ENERGY RESERVES & PRODUCTION -- 4.5%
                    2,100  Barrett Resources Corp.(1)                    119,306
                    2,300  Cabot Oil & Gas Corp.                          71,731
                    4,400  Cross Timbers Oil Company                     122,100
                    2,800  Louis Dreyfus Natural Gas Corp.(1)            128,275
                    3,600  Newfield Exploration Company(1)               170,775
                    4,300  Pogo Producing Co.                            133,838
                    2,200  St. Mary Land & Exploration Co.                73,356
                    1,200  Stone Energy Corp.(1)                          77,460
                    7,700  Vintage Petroleum, Inc.                       165,550
                                                                     -----------
                                                                       1,062,391
                                                                     -----------
FINANCIAL SERVICES -- 1.5%
                    4,000  AmeriCredit Corp.(1)                          109,000
                   10,000  Doral Financial Corp.                         240,938
                                                                     -----------
                                                                         349,938
                                                                     -----------
FOOD & BEVERAGE -- 2.9%
                    9,500  Earthgrains Company                           175,750
                    2,000  Hain Celestial Group, Inc.(1)                  65,000
                    4,700  Smithfield Foods Inc.(1)                      142,880
                    1,400  Suiza Foods Corp.(1)                           67,200
                    8,300  Tasty Baking Co.                              116,283
                    7,300  United Natural Foods Inc.(1)                  126,153
                                                                     -----------
                                                                         693,266
                                                                     -----------
FOREST PRODUCTS & PAPER -- 0.8%
                    7,300  United Stationers Inc.(1)                     181,359
                                                                     -----------
GAS & WATER UTILITIES -- 3.5%
                   10,700  Cascade Natural Gas Corp.                     201,294
                    2,300  Energen Corp.                                  74,031
                    3,000  Equitable Resources Inc.                      200,250
                    3,000  Kinder Morgan, Inc.                           156,563
                    2,200  Laclede Gas Company                            51,425
                    3,500  NICOR Inc.                                    151,156
                                                                     -----------
                                                                         834,719
                                                                     -----------
GROCERY STORES -- 0.8%
                    2,900  Whole Foods Market, Inc.(1)                   176,991
                                                                     -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.9%
                    2,200  Belden Inc.                               $    55,825
                    2,200  C&D Technologies, Inc.                         95,012
                    3,400  Cable Design Technologies Corp.(1)             57,163
                                                                     -----------
                                                                         208,000
                                                                     -----------
HEAVY MACHINERY -- 0.2%
                    4,300  JLG Industries, Inc.                           45,688
                                                                     -----------
HOTELS -- 0.4%
                    7,500  Aztar Corp.(1)                                 97,031
                                                                     -----------
INDUSTRIAL PARTS -- 3.3%
                    5,000  Applied Industrial Technologies
                              Corp.                                      102,813
                    4,100  Cymer, Inc.(1)                                105,447
                    3,000  Graco Inc.                                    124,125
                    2,100  Helix Technology Corp.                         49,678
                    2,000  Idex Corp.                                     66,250
                    3,200  ITT Industries, Inc.                          124,000
                    7,200  Mattson Technology Inc.(1)                     74,700
                    2,700  Shaw Group Inc. (The)(1)                      135,000
                                                                     -----------
                                                                         782,013
                                                                     -----------
INDUSTRIAL SERVICES -- 2.7%
                    3,000  ABM Industries Inc.                            91,875
                    1,600  Administaff, Inc.(1)                           43,520
                    6,300  Avis Rent A Car, Inc.(1)                      205,144
                    3,400  Copart Inc.(1)                                 73,206
                    3,400  G & K Services Inc. Cl A                       95,944
                    2,200  Hall, Kinion & Associates, Inc.(1)             44,275
                    8,000  Spherion Corporation(1)                        90,500
                                                                     -----------
                                                                         644,464
                                                                     -----------
INFORMATION SERVICES -- 4.1%
                    3,300  ADVO, Inc.(1)                                 146,438
                    2,400  American Management System,
                              Inc.(1)                                     47,625
                    4,900  Catalina Marketing Corp.(1)                   190,793
                    1,100  F.Y.I. Inc.(1)                                 40,803
                    1,800  Factset Research Systems Inc.                  66,726
                    2,700  MAXIMUS, Inc.(1)                               94,331
                    1,500  SEI Investments Co.                           168,047
                    2,700  Teletech Holdings Inc.(1)                      49,697
                    2,300  Tetra Tech, Inc.(1)                            73,241
                    2,950  Valassis Communications, Inc.(1)               93,109
                                                                     -----------
                                                                         970,810
                                                                     -----------
INTERNET -- 0.9%
                    1,900  RSA Security Inc.(1)                          100,284
                    4,500  Verity, Inc.(1)                               108,141
                                                                     -----------
                                                                         208,425
                                                                     -----------
INVESTMENT TRUSTS -- 4.3%
                    9,300  iShares S&P SmallCap 600
                              Index Fund                               1,005,272
                                                                     -----------


26      1-800-345-2021                        See Notes to Financial Statements


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
LEISURE -- 0.6%
                    2,600  Harman International Industries
                              Inc.                                   $    94,900
                    1,800  SCP Pool Corp.(1)                              54,056
                                                                     -----------
                                                                         148,956
                                                                     -----------
LIFE & HEALTH INSURANCE -- 0.2%
                    1,500  Delphi Financial Group, Inc. Cl A(1)           57,750
                                                                     -----------
MEDICAL PRODUCTS & SUPPLIES -- 4.2%
                    1,000  Datascope Corp.                                34,313
                      800  Diagnostic Products Corporation                43,700
                    4,300  ICU Medical, Inc.(1)                          129,269
                    1,800  Invacare Corp.                                 61,650
                    4,100  Owens & Minor Inc.                             72,775
                    7,600  Patterson Dental Co.(1)                       257,212
                    2,100  Pharmaceutical Product
                              Development, Inc.(1)                       104,541
                    2,600  Respironics Inc.(1)                            73,775
                    3,100  Sybron Dental Specialties Inc.(1)              52,313
                    2,400  Varian Medical Systems, Inc.(1)               163,049
                                                                     -----------
                                                                         992,597
                                                                     -----------
MEDICAL PROVIDERS & SERVICES -- 4.1%
                    1,200  Accredo Health Inc.(1)                         60,263
                    2,700  Advance Paradigm, Inc.(1)                     123,019
                    1,100  Impath Inc.(1)                                 73,219
                    3,300  Mid Atlantic Medical Services,
                              Inc.(1)                                     65,381
                    4,100  Orthodontic Centers of America(1)             128,125
                    5,600  Oxford Health Plans, Inc.(1)                  221,374
                    2,100  Province Healthcare Co.(1)                     82,622
                      600  Quest Diagnostics Inc.(1)                      85,200
                    5,000  Renal Care Group Inc.(1)                      137,031
                                                                     -----------
                                                                         976,234
                                                                     -----------
MINING & METALS -- 1.7%
                    4,300  Ball Corporation                              198,069
                    2,000  Stillwater Mining Co.(1)                       78,700
                    6,500  Valmont Industries, Inc.                      119,031
                                                                     -----------
                                                                         395,800
                                                                     -----------
MOTOR VEHICLES & PARTS -- 1.3%
                    8,100  Gentex Corp.(1)                               149,850
                    1,700  Navistar International Corp.(1)                44,519
                    2,800  Oshkosh Truck Corp.                           123,375
                                                                     -----------
                                                                         317,744
                                                                     -----------
OIL SERVICES -- 1.4%
                    7,500  Oceaneering International, Inc.(1)            145,781
                    2,400  Patterson Energy, Inc.(1)                      89,325
                    3,600  Pride International Inc.(1)                    88,650
                                                                     -----------
                                                                         323,756
                                                                     -----------
PROPERTY & CASUALTY INSURANCE -- 1.7%
                    3,400  PMI Group, Inc. (The)                         230,138
                    2,400  Radian Group Inc.                             180,150
                                                                     -----------
                                                                         410,288
                                                                     -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
PUBLISHING -- 0.8%
                    6,600  Penton Media Inc.                         $   177,375
                                                                     -----------
RESTAURANTS -- 2.3%
                    8,300  Darden Restaurants, Inc.                      189,862
                    5,700  Jack in the Box Inc.(1)                       167,794
                    9,500  Ruby Tuesday Inc.(1)                          144,875
                    1,850  Sonic Corporation(1)                           43,244
                                                                     -----------
                                                                         545,775
                                                                     -----------
SECURITIES & ASSET MANAGEMENT -- 1.8%
                    1,600  Dain Rauscher Corp.                           151,500
                    6,400  ITLA Capital Corp.(1)                         122,800
                    1,500  Jefferies Group, Inc.                          46,875
                    3,000  Raymond James Financial, Inc.                 104,625
                                                                     -----------
                                                                         425,800
                                                                     -----------
SEMICONDUCTOR -- 3.1%
                    1,500  Actel Corp.(1)                                 36,328
                    2,500  Alpha Industries, Inc.(1)                      93,828
                    3,600  CTS Corp.                                     131,175
                    3,600  Cypress Semiconductor Corp.(1)                 70,875
                    1,600  Electro Scientific Industries, Inc.(1)         44,750
                    2,700  International Rectifier Corp.(1)               81,000
                    2,000  Lam Research Corp.(1)                          29,125
                    4,600  Lattice Semiconductor Corp.(1)                 84,381
                    2,200  Novellus Systems, Inc.(1)                      78,856
                    2,000  Pericom Semiconductor Corp.(1)                 36,938
                    3,900  Silicon Storage Technology Inc.(1)             46,191
                                                                     -----------
                                                                         733,447
                                                                     -----------
SPECIALTY STORES -- 2.2%
                    5,750  Insight Enterprises, Inc.(1)                  103,320
                    4,900  Linens 'n Things, Inc.(1)                     135,363
                    2,900  Michaels Stores, Inc.(1)                       76,759
                    1,500  Ultimate Electronics Inc.(1)                   32,859
                    5,700  Zale Corp.(1)                                 165,657
                                                                     -----------
                                                                         513,958
                                                                     -----------
TELEPHONE -- 0.5%
                    3,150  Dycom Industries, Inc.(1)                     113,203
                                                                     -----------
THRIFTS -- 1.2%
                    2,200  Downey Financial Corp.                        121,000
                    5,300  Golden State Bancorp Inc.                     166,619
                                                                     -----------
                                                                         287,619
                                                                     -----------
TRUCKING, SHIPPING & AIR FREIGHT -- 1.9%
                    3,100  Forward Air Corp.(1)                          116,250
                    4,200  USFreightways Corp.                           126,394
                   10,600  Yellow Corp.(1)                               215,644
                                                                     -----------
                                                                         458,288
                                                                     -----------
TOTAL COMMON STOCKS                                                   23,260,757
                                                                     -----------
   (Cost $20,532,484)


See Notes to Financial Statements               www.americancentury.com      27


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.3%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.95%,  dated 12/29/00,
    due 1/2/01 (Delivery value $300,198)                             $   300,000
                                                                     -----------
   (Cost $300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $23,560,757
                                                                     ===========
  (Cost $20,832,484)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.


28      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period.
Subtracting the liabilities from the assets results in the fund's NET ASSETS.
For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance
(investment income and gains/losses).


                                                  EQUITY           INCOME &        SMALL CAP
DECEMBER 31, 2000                                 GROWTH            GROWTH        QUANTITATIVE

ASSETS
Investment securities, at value
  (identified cost of $2,003,259,402,
  $5,648,892,221, and $20,832,484,
  respectively) (Note 3) ...............   $ 2,260,150,997    $ 6,748,629,484    $    23,560,757
Cash ...................................           468,381         19,326,485            237,767
Receivable for investments sold ........              --           52,502,000               --
Receivable for capital shares sold .....         1,720,237          5,174,277               --
Receivable for variation margin
  on futures contracts .................         2,408,700          4,872,000               --
Dividends and interest receivable ......         2,167,044          8,996,134              7,726
                                           ---------------    ---------------    ---------------
                                             2,266,915,359      6,839,500,380         23,806,250
                                           ===============    ===============    ===============

LIABILITIES
Payable for investments purchased ......              --           52,607,021            102,436
Payable for capital shares redeemed ....         3,886,040         11,534,765             39,863
Accrued management fees (Note 2) .......         1,229,773          3,562,112             16,118
Distribution fees payable (Note 2) .....            44,466            237,620                  7
Service fees payable (Note 2) ..........            44,466            237,620                  7
Payable for directors' fees
  and expenses .........................             6,248             18,450                 61
Accrued expenses and
  other liabilities ....................             2,656             11,069                 26
                                           ---------------    ---------------    ---------------
                                                 5,213,649         68,208,657            158,518
                                           ---------------    ---------------    ---------------
Net Assets .............................   $ 2,261,701,710    $ 6,771,291,723    $    23,647,732
                                           ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) .....................   $ 2,014,958,504    $ 5,858,542,914    $    20,267,584
Accumulated undistributed
  net realized gain (loss)
  on investment transactions ...........        (7,882,704)      (182,620,577)           651,875
Net unrealized appreciation
  on investments (Note 3) ..............       254,625,910      1,095,369,386          2,728,273
                                           ---------------    ---------------    ---------------
                                           $ 2,261,701,710    $ 6,771,291,723    $    23,647,732
                                           ===============    ===============    ===============

Investor Class, $10.00 Par Value
Net assets .............................   $ 1,910,778,840    $ 5,433,541,331    $    22,178,168
Shares outstanding .....................        87,771,037        180,006,301          3,829,071
Net asset value per share ..............   $         21.77    $         30.19    $          5.79

Advisor Class, $10.00 Par Value
Net assets .............................   $   206,381,179    $ 1,127,877,057    $        35,107
Shares outstanding .....................         9,481,651         37,378,314              6,060
Net asset value per share ..............   $         21.77    $         30.17    $          5.79

Institutional Class, $10.00 Par Value
Net assets .............................   $   144,541,691    $   209,873,335    $     1,434,457
Shares outstanding .....................         6,638,141          6,950,609            247,626
Net asset value per share ..............   $         21.77    $         30.19    $          5.79


See Notes to Financial Statements               www.americancentury.com      29


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                            EQUITY           INCOME &         SMALL CAP
YEAR ENDED DECEMBER 31, 2000                GROWTH            GROWTH         QUANTITATIVE

INVESTMENT INCOME (LOSS)
Income
Dividends (net of foreign
  taxes withheld of $38,856,
  $255,949, and $329, respectively) ..   $  24,230,488    $ 101,844,359    $     113,850
Interest .............................       5,157,602        9,282,139           38,543
                                         -------------    -------------    -------------
                                            29,388,090      111,126,498          152,393
                                         -------------    -------------    -------------
Expenses (Note 2):
Management fees ......................      15,530,341       44,625,263          172,846
Distribution fees -- Advisor Class ...         483,179        2,367,108               20
Service fees -- Advisor Class ........         483,179        2,367,108               20
Directors' fees and expenses .........          61,174          184,456            2,137
                                         -------------    -------------    -------------
                                            16,557,873       49,543,935          175,023
                                         -------------    -------------    -------------

Net investment income (loss) .........      12,830,217       61,582,563          (22,630)
                                         -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments .....................     116,955,343     (150,616,452)       1,567,160
Change in net unrealized
  appreciation on investments ........    (413,130,984)    (709,863,517)        (146,399)
                                         -------------    -------------    -------------

Net realized and unrealized
  gain (loss) on investments .........    (296,175,641)    (860,479,969)       1,420,761
                                         -------------    -------------    -------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ....................   $(283,345,424)   $(798,897,406)   $   1,398,131
                                         =============    =============    =============


30      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

Increase (Decrease) in                   EQUITY GROWTH                   INCOME & GROWTH
  Net Assets                         2000             1999             2000             1999

OPERATIONS
Net investment income .......... $12,830,217      $17,130,940      $61,582,563       $61,649,574
Net realized gain (loss)
  on investments ............... 116,955,343       56,400,161      (150,616,452)    (12,882,683)
Change in net unrealized
  appreciation on investments .. (413,130,984)    316,556,243      (709,863,517)     962,722,731
                                --------------   --------------   --------------   ---------------
Net increase (decrease) in
  net assets resulting
  from operations .............. (283,345,424)    390,087,344      (798,897,406)    1,011,489,622
                                --------------   --------------   --------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ............... (11,338,057)     (16,885,363)     (52,573,625)     (58,713,804)
  Advisor Class ................   (624,568)        (667,458)       (6,620,326)      (2,682,788)
  Institutional Class ..........   (960,554)        (67,824)        (2,389,281)      (1,320,265)
In excess of net
  investment income:
  Investor Class ...............  (138,033)            --               --            (263,158)
  Advisor Class ................   (7,603)             --               --            (26,692)
  Institutional Class ..........   (11,694)            --               --             (8,055)
From net realized gains on
  investment transactions:
  Investor Class ............... (115,322,676)    (38,041,404)          --               --
  Advisor Class ................ (12,011,665)      (2,103,968)          --               --
  Institutional Class ..........  (7,704,970)       (128,588)           --               --
In excess of net realized gains
  on investment transactions:
  Investor Class ............... (6,754,712)           --               --          (11,296,136)
  Advisor Class ................  (703,551)            --               --            (375,184)
  Institutional Class ..........  (451,297)            --               --            (147,458)
                                --------------   --------------   --------------   ---------------
Decrease in net assets
  from distributions ........... (156,029,380)    (57,894,605)     (61,583,232)     (74,833,540)
                                --------------   --------------   --------------   ---------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net assets
  from capital share
  transactions .................  236,618,171      24,441,106      412,641,446      1,866,804,226
                                --------------   --------------   --------------   ---------------

Net increase (decrease)
  in net assets ................ (202,756,633)    356,633,845      (447,839,192)    2,803,460,308

NET ASSETS
Beginning of period ............2,464,458,343    2,107,824,498    7,219,130,915     4,415,670,607
                                --------------   --------------   --------------   ---------------
End of period ..................$2,261,701,710   $2,464,458,343   $6,771,291,723   $7,219,130,915
                                ==============   ==============   ==============   ===============

Undistributed net
  investment income ............      --            $92,931             --               --
                                ==============   ==============   ==============   ===============


See Notes to Financial Statements              www.americancentury.com      31


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

                                                 SMALL CAP QUANTITATIVE
Increase in Net Assets                            2000            1999

OPERATIONS
Net investment income (loss) ................   $(22,630)        $8,724
Net realized gain (loss)
  on investments ............................  1,567,160        (184,204)
Change in net unrealized
  appreciation on investments ...............   (146,399)       1,580,571
                                             --------------   --------------
Net increase in net assets
  resulting from operations .................  1,398,131        1,405,091
                                             --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ............................      --           (15,088)
  Advisor Class .............................      --              --
  Institutional Class .......................      --              (2)
From net realized gains on
  investment transactions:
  Investor Class ............................   (631,491)          --
  Advisor Class .............................    (1,010)           --
  Institutional Class .......................   (44,628)           --
In excess of net realized gains
  on investment transactions:
  Investor Class ............................      --           (34,249)
  Advisor Class .............................      --              --
  Institutional Class .......................      --              --
                                             --------------   --------------
Decrease in net assets
  from distributions ........................   (677,129)       (49,339)
                                             --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ...........  5,867,355         732,969
                                             --------------   --------------

Net increase in net assets ..................  6,588,357        2,088,721

NET ASSETS
Beginning of period .........................  17,059,375      14,970,654
                                             --------------   --------------
End of period ............................... $23,647,732      $17,059,375
                                             ==============   ==============


32      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Growth Fund (Equity Growth), Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund (Small Cap Quantitative) (the funds) are three of the six funds issued by the corporation. The funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Each fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Small Cap Quantitative Advisor Class commenced on September 7, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the funds' custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for the funds. Distributions from net realized gains for the funds are expected to be declared and paid semi-annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2000, Income & Growth had accumulated net realized capital loss carryovers for federal income tax purposes of $53,444,500 (expiring in 2007 through 2008), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2000, Equity Growth and Income & Growth incurred net capital losses of $3,015,788 and $88,812,361, respectively. The funds, Equity Growth and Income & Growth, have elected to treat such losses as having been incurred in the following fiscal year.


                                                www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% for Equity Growth and Income & Growth and 0.5380% to 0.7200% for Small Cap Quantitative. The rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class and the Institutional Class are 0.2500% less and 0.200% less, respectively, at each point within the Complex Fee range. For the year ended December 31, 2000, the effective annual Investor Class management fee was 0.67%, 0.67%, and 0.87%, for Equity Growth, Income & Growth, and Small Cap Quantitative, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 2000, were $966,358, $4,734,216, and $40 for Equity Growth, Income & Growth, and Small Cap Quantitative respectively.

    The funds may invest in a J.P. Morgan Flemings Asset Management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended December 31, 2000, were as follows:

                                                                SMALL CAP
                            EQUITY GROWTH   INCOME & GROWTH    QUANTITATIVE

Purchases ................  $1,910,078,278   $4,895,610,912    $23,724,182
Proceeds from Sales ......  $1,854,312,681   $4,445,723,874    $18,153,865

  On December 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                SMALL CAP
                            EQUITY GROWTH   INCOME & GROWTH    QUANTITATIVE

Appreciation .............    $399,724,686   $1,396,675,145    $4,473,753
Depreciation .............   (149,965,692)    (341,669,472)    (1,785,331)
                            --------------   --------------   --------------
Net ......................    $249,758,994   $1,055,005,673    $2,688,422
                            ==============   ==============   ==============
Federal Tax Cost .........  $2,010,392,003   $5,693,623,811    $20,872,335
                            ==============   ==============   ==============


34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

                                          EQUITY GROWTH                    INCOME & GROWTH
                                     SHARES           AMOUNT           SHARES           AMOUNT
INVESTOR CLASS
Designated Shares ............... 1,000,000,000                     1,000,000,000
                                  =============                     =============
Year ended December 31, 2000
Sold ............................  31,935,495      $803,020,238      77,987,670     $2,498,696,672
Issued in reinvestment
  of distributions ..............  5,544,374       123,742,627       1,541,084        49,595,829
Redeemed ........................ (37,998,636)     (957,233,989)    (86,382,919)    (2,767,022,945)
                                  -------------   ---------------   -------------   ----------------
Net decrease ....................   (518,767)      $(30,471,124)     (6,854,165)    $(218,730,444)
                                  =============   ===============   =============   ================

Year ended December 31, 1999
Sold ............................  55,155,715     $1,304,199,212    141,394,263     $4,375,918,621
Issued in reinvestment
  of distributions ..............  2,163,970        52,015,100       2,193,327        66,909,394
Redeemed ........................ (58,264,405)    (1,379,518,575)   (104,220,183)   (3,246,302,638)
                                  -------------   ---------------   -------------   ----------------
Net increase (decrease) .........   (944,720)      $(23,304,263)     39,367,407     $1,196,525,377
                                  =============   ===============   =============   ================

ADVISOR CLASS
Designated Shares ...............  250,000,000                       250,000,000
                                  =============                     =============

Year ended December 31, 2000
Sold ............................  7,305,059       $182,657,556      37,209,244     $1,201,400,480
Issued in reinvestment
  of distributions ..............   601,306         13,276,463        206,179          6,550,523
Redeemed ........................  (3,751,094)     (92,577,796)     (19,550,694)     (624,626,550)
                                  -------------   ---------------   -------------   ----------------
Net increase ....................  4,155,271       $103,356,223      17,864,729      $583,324,453
                                  =============   ===============   =============   ================

Year ended December 31, 1999
Sold ............................  4,139,828       $97,132,261       19,465,861      $599,301,498
Issued in reinvestment
  of distributions ..............   109,282         2,646,424          97,446          3,008,635
Redeemed ........................  (2,136,168)     (51,064,956)      (2,211,757)     (68,108,043)
                                  -------------   ---------------   -------------   ----------------
Net increase ....................  2,112,942       $48,713,729       17,351,550      $534,202,090
                                  =============   ===============   =============   ================

INSTITUTIONAL CLASS
Designated Shares ...............  250,000,000                       250,000,000
                                  =============                     =============
Year ended December 31, 2000
Sold ............................  6,756,217       $176,314,024      5,975,145       $200,128,601
Issued in reinvestment
  of distributions ..............   402,731         8,877,816          66,950          2,147,130
Redeemed ........................   (848,480)      (21,458,768)      (4,712,447)     (154,228,294)
                                  -------------   ---------------   -------------   ----------------
Net increase ....................  6,310,468       $163,733,072      1,329,648        $48,047,437
                                  =============   ===============   =============   ================

Year ended December 31, 1999
Sold ............................   299,523         $7,165,345       8,828,731       $278,383,106
Issued in reinvestment
  of distributions ..............    6,941           167,422           40,920          1,266,180
Redeemed ........................   (356,037)       (8,301,127)      (4,578,723)     (143,572,527)
                                  -------------   ---------------   -------------   ----------------
Net increase (decrease) .........   (49,573)        $(968,360)       4,290,928       $136,076,759
                                  =============   ===============   =============   ================


                                               www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      SMALL CAP QUANTITATIVE
                                                    SHARES             AMOUNT
INVESTOR CLASS
Designated Shares .............................. 1,000,000,000
                                                ================
Year ended December 31, 2000
Sold ...........................................   2,796,093         $16,253,102
Issued in reinvestment of distributions ........    109,895            597,831
Redeemed .......................................   (2,184,857)      (12,343,977)
                                                ----------------   ----------------
Net increase ...................................    721,131          $4,506,956
                                                ================   ================

Year ended December 31, 1999
Sold ...........................................   3,722,527         $18,042,033
Issued in reinvestment of distributions ........     10,454            48,221
Redeemed .......................................   (3,607,006)      (17,358,791)
                                                ----------------   ----------------
Net increase ...................................    125,975           $731,463
                                                ================   ================

ADVISOR CLASS
Designated Shares ..............................  250,000,000
                                                ================
Period ended December 31, 2000(1)
Sold ...........................................      5,879             $35,942
Issued in reinvestment of distributions ........       185               1,009
Redeemed .......................................        (4)              (24)
                                                ----------------   ----------------
Net increase ...................................      6,060             $36,927
                                                ================   ================

INSTITUTIONAL CLASS
Designated Shares ..............................  250,000,000
                                                ================
Year ended December 31, 2000
Sold ...........................................     297,937          $1,634,715
Issued in reinvestment of distributions ........      8,203             44,627
Redeemed .......................................     (58,729)          (355,870)
                                                ----------------   ----------------
Net increase ...................................     247,411          $1,323,472
                                                ================   ================
Period ended December 31, 1999(2)
Sold ...........................................      4,827             $23,183
Redeemed .......................................      (4,612)          (21,677)
                                                ----------------   ----------------
Net increase ...................................       215              $1,506
                                                ================   ================

(1) September 7, 2000 (commencement of sale) through December 31, 2000.
(2) October 1, 1999 (commencement of sale) through December 31, 1999.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 2000.


36      1-800-345-2021


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                          2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $26.23        $22.71        $19.04        $15.96        $14.25
                                       -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ...............  0.14(1)       0.18(1)       0.22(1)       0.27(1)        0.27
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................  (2.99)         3.96          4.53          5.36          3.55
                                       -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ....  (2.85)         4.14          4.75          5.63          3.82
                                       -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ..........  (0.14)        (0.19)        (0.20)        (0.24)        (0.26)
  In Excess of Net
  Investment Income ...................   --(3)          --            --            --            --
  From Net Realized Gains on
  Investment Transactions .............  (1.40)        (0.43)        (0.88)        (2.31)        (1.85)
  In Excess of Net Realized Gains
  on Investment Transactions ..........  (0.07)          --            --            --            --
                                       -----------   -----------   -----------   -----------   -----------
  Total Distributions .................  (1.61)        (0.62)        (1.08)        (2.55)        (2.11)
                                       -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ........  $21.77        $26.23        $22.71        $19.04        $15.96
                                       ===========   ===========   ===========   ===========   ===========
  Total Return(2) ..................... (10.95)%       18.47%        25.45%        36.06%        27.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   0.67%         0.68%         0.69%         0.67%         0.63%
Ratio of Net Investment Income
  to Average Net Assets ...............   0.53%         0.77%         1.07%         1.39%         1.74%
Portfolio Turnover Rate ...............    79%           86%           89%          161%          131%
Net Assets, End of Period
  (in thousands) ......................$1,910,779    $2,316,164    $2,026,304     $773,425      $274,433

(1)  Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3)  Per share amount was less than $0.005.


See Notes to Financial Statements              www.americancentury.com      37


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                           2000          1999          1998         1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..   $26.23        $22.70        $19.04        $21.61
                                        -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(2) ............    0.07          0.12          0.16          0.05
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...   (2.98)         3.98          4.54         (0.25)
                                        -----------   -----------   -----------   -----------
  Total From Investment Operations ....   (2.91)         4.10          4.70         (0.20)
                                        -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ..........   (0.08)        (0.14)        (0.16)        (0.06)
  In Excess of Net Investment Income ..    --(3)          --            --            --
  From Net Realized Gains on
  Investment Transactions .............   (1.40)        (0.43)        (0.88)        (2.31)
  In Excess of Net Realized Gains
  on Investment Transactions ..........   (0.07)          --            --            --
                                        -----------   -----------   -----------   -----------
  Total Distributions .................   (1.55)        (0.57)        (1.04)        (2.37)
                                        -----------   -----------   -----------   -----------
Net Asset Value, End of Period ........   $21.77        $26.23        $22.70        $19.04
                                        ===========   ===========   ===========   ===========
  Total Return(4) .....................  (11.16)%       18.28%        25.14%        (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.92%         0.93%         0.94%       0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ...............    0.28%         0.52%         0.82%       1.14%(5)
Portfolio Turnover Rate ...............     79%           86%           89%         161%(6)
Net Assets, End of Period
  (in thousands) ......................  $206,381      $139,696      $72,954         $553

(1) October 9, 1997 (commencement of sale) through December 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1997.


38      1-800-345-2021                       See Notes to Financial Statements


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Institutional Class
                                              2000          1999         1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......  $26.24        $22.71        $19.06
                                           -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(2) ................   0.19          0.23          0.27
  Net Realized and Unrealized Gain
   (Loss) on Investment Transactions ......  (3.00)         3.97          4.51
                                           -----------   -----------   -----------
  Total From Investment Operations ........  (2.81)         4.20          4.78
                                           -----------   -----------   -----------
Distributions
  From Net Investment Income ..............  (0.19)        (0.24)        (0.25)
  In Excess of Net Investment Income ......   --(3)          --            --
  From Net Realized Gains on
  Investment Transactions .................  (1.40)        (0.43)        (0.88)
  In Excess of Net Realized Gains
  on Investment Transactions ..............  (0.07)          --            --
                                           -----------   -----------   -----------
  Total Distributions .....................  (1.66)        (0.67)        (1.13)
                                           -----------   -----------   -----------
Net Asset Value, End of Period ............  $21.77        $26.24        $22.71
                                           ===========   ===========   ===========
  Total Return(4) ......................... (10.77)%       18.78%        25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................   0.47%         0.48%       0.49%(5)
Ratio of Net Investment Income
  to Average Net Assets ...................   0.73%         0.97%       1.27%(5)
Portfolio Turnover Rate ...................    79%           86%           89%
Net Assets, End of Period
  (in thousands) .......................... $144,542       $8,598        $8,566

(1)  January 2, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements              www.americancentury.com      39


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                          2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $34.05        $29.25        $24.31        $20.16        $17.81
                                       -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ...............  0.29(1)       0.33(1)       0.36(1)       0.43(1)        0.44
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  (3.86)         4.87          6.23          6.40          3.79
                                       -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ....  (3.57)         5.20          6.59          6.83          4.23
                                       -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ..........  (0.29)        (0.33)        (0.35)        (0.39)        (0.44)
  In Excess of Net Investment Income ..    --           --(2)          --            --            --
  From Net Realized Gains on
  Investment Transactions .............    --            --          (1.30)        (2.29)        (1.44)
  In Excess of Net Realized Gains
  on Investment Transactions ..........    --          (0.07)          --            --            --
                                       -----------   -----------   -----------   -----------   -----------
  Total Distributions .................  (0.29)        (0.40)        (1.65)        (2.68)        (1.88)
                                       -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ........  $30.19        $34.05        $29.25        $24.31        $20.16
                                       ===========   ===========   ===========   ===========   ===========
  Total Return(3) ..................... (10.54)%       17.96%        27.67%        34.52%        24.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   0.67%         0.68%         0.69%         0.65%         0.62%
Ratio of Net Investment Income
  to Average Net Assets ...............   0.89%         1.08%         1.31%         1.81%         2.32%
Portfolio Turnover Rate ...............    64%           58%           86%          102%           92%
Net Assets, End of Period
  (in thousands) ......................$5,433,541    $6,363,283    $4,313,575    $1,795,124     $717,695

(1)  Computed using average shares outstanding throughout the period.

(2)  Per share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


40      1-800-345-2021                       See Notes to Financial Statements


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                            Advisor Class
                                           2000          1999          1998         1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $34.05        $29.22        $24.30        $26.36
                                        -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(2) .............   0.21          0.25          0.31          0.01
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....  (3.88)         4.87          6.22          0.25
                                        -----------   -----------   -----------   -----------
  Total From Investment Operations .....  (3.67)         5.12          6.53          0.26
                                        -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ...........  (0.21)        (0.22)        (0.31)        (0.03)
  In Excess of Net Investment Income ...    --           --(3)          --            --
  From Net Realized Gains on
  Investment Transactions ..............    --            --          (1.30)        (2.29)
  In Excess of Net Realized Gains
  on Investment Transactions ...........    --          (0.07)          --            --
                                        -----------   -----------   -----------   -----------
  Total Distributions ..................  (0.21)        (0.29)        (1.61)        (2.32)
                                        -----------   -----------   -----------   -----------
Net Asset Value, End of Period .........  $30.17        $34.05        $29.22        $24.30
                                        ===========   ===========   ===========   ===========
  Total Return(4) ...................... (10.78)%       17.65%        27.37%         1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................   0.92%         0.93%         0.94%       0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ................   0.64%         0.83%         1.06%       1.22%(5)
Portfolio Turnover Rate ................    64%           58%           86%         102%(6)
Net Assets, End of Period
  (in thousands) .......................$1,127,877     $664,412      $63,169        $3,720

(1)  December 15, 1997 (commencement of sale) through December 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1997.


See Notes to Financial Statements              www.americancentury.com      41


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                  Institutional Class
                                          2000          1999         1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $34.06        $29.27        $24.29
                                       -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(2) ............   0.36          0.39          0.39
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  (3.88)         4.90          6.26
                                       -----------   -----------   -----------
  Total From Investment Operations ....  (3.52)         5.29          6.65
                                       -----------   -----------   -----------
Distributions
  From Net Investment Income ..........  (0.35)        (0.43)        (0.37)
  In Excess of Net Investment Income ..    --           --(3)          --
  From Net Realized Gains on
  Investment Transactions .............    --            --          (1.30)
  In Excess of Net Realized Gains
  on Investment Transactions ..........    --          (0.07)          --
                                       -----------   -----------   -----------
  Total Distributions .................  (0.35)        (0.50)        (1.67)
                                       -----------   -----------   -----------
Net Asset Value, End of Period ........  $30.19        $34.06        $29.27
                                       ===========   ===========   ===========
  Total Return(4) ..................... (10.35)%       18.27%        27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   0.47%         0.48%       0.49%(5)
Ratio of Net Investment Income
  to Average Net Assets ...............   1.09%         1.28%       1.51%(5)
Portfolio Turnover Rate ...............    64%           58%         86%(6)
Net Assets, End of Period
  (in thousands) ...................... $209,873      $191,436       $38,926

(1)  January 28, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


42      1-800-345-2021                       See Notes to Financial Statements


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                   Investor Class
                                          2000          1999         1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $5.49         $5.02          $5.00
                                       -----------   -----------   -----------
Income From Investment Operations
  Net Investment Loss(2) ..............  (0.01)         --(3)         --(3)
  Net Realized and Unrealized Gain
  on Investment Transactions ..........   0.49          0.48          0.02
                                       -----------   -----------   -----------
  Total From Investment Operations ....   0.48          0.48          0.02
                                       -----------   -----------   -----------
Distributions
  From Net Investment Income ..........     --          --(3)          --
  From Net Realized Gains on
  Investment Transactions .............  (0.18)          --            --
  In Excess of Net Realized Gains
  on Investment Transactions ..........     --         (0.01)          --
                                       -----------   -----------   -----------
  Total Distributions .................  (0.18)        (0.01)          --
                                       -----------   -----------   -----------
Net Asset Value, End of Period ........  $5.79         $5.49          $5.02
                                       ===========   ===========   ===========
  Total Return(4) .....................   8.90%         9.76%         0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   0.88%         0.88%       0.94%(5)
Ratio of Net Investment Income
  (Loss) to Average Net Assets ........  (0.13)%        0.06%       0.20%(5)
Portfolio Turnover Rate ...............    93%          148%           30%
Net Assets, End of Period
  (in thousands) ...................... $22,178       $17,058        $14,971

(1)  July 31, 1998 (inception) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements              www.americancentury.com      43


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                     Advisor Class
                                                        2000(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ................   $6.32
                                                     -----------
Income From Investment Operations
  Net Investment Loss(2) ............................   (0.01)
  Net Realized and Unrealized Loss
  on Investment Transactions ........................   (0.35)
                                                     -----------
  Total From Investment Operations ..................   (0.36)
                                                     -----------
Distributions
  From Net Realized Gains on
  Investment Transactions ...........................   (0.17)
                                                     -----------
Net Asset Value, End of Period ......................    $5.79
                                                     ===========
  Total Return(3) ...................................   (5.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............................  1.12%(4)
Ratio of Net Investment Loss
  to Average Net Assets ............................. (0.43)%(4)
Portfolio Turnover Rate .............................   93%(5)
Net Assets, End of Period
  (in thousands) ....................................     $35

(1)  September 7, 2000 (commencement of sale) through December 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2000.


44      1-800-345-2021                       See Notes to Financial Statements


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                               Institutional Class
                                              2000         1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......  $5.49          $4.77
                                           -----------   -----------
Income From Investment Operations
  Net Investment Income(2) ................   --(3)         --(3)
  Net Realized and Unrealized Gain
  on Investment Transactions ..............   0.49          0.73
                                           -----------   -----------
  Total From Investment Operations ........   0.49          0.73
                                           -----------   -----------
Distributions
  From Net Investment Income ..............     --         (0.01)
  From Net Realized Gains on
  Investment Transactions .................  (0.19)          --
                                           -----------   -----------
  Total Distributions .....................  (0.19)        (0.01)
                                           -----------   -----------
Net Asset Value, End of Period ............  $5.79          $5.49
                                           ===========   ===========
  Total Return(4) .........................   9.08%        15.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................   0.68%       0.68%(5)
Ratio of Net Investment Income
  to Average Net Assets ...................   0.07%       0.36%(5)
Portfolio Turnover Rate ...................    93%         148%(6)
Net Assets, End of Period
  (in thousands) ..........................  $1,434        $1,180

(1)  October 1, 1999 (commencement of sale) through December 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1999.


See Notes to Financial Statements              www.americancentury.com      45


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Equity Growth Fund, American Century Income & Growth Fund and American Century Small Cap Quantitative Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Equity Growth Fund, American Century Income & Growth Fund and the American Century Small Cap Quantitative Fund (three of the six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the four years ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 1996 for Equity Growth and Income & Growth were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 9, 2001


46      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      47


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     S&P/BARRA VALUE AND GROWTH indices--companies in each S&P index are split into two groups based on price-to-book ratios to create value and growth indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods of less than one year.

     The Lipper categories for the quantitative equity funds are:

     MULTI-CAP CORE FUNDS (Equity Growth) -- funds that invest in a variety of market capitalizations and strike a balance between growth and value stocks.

     LARGE-CAP VALUE FUNDS (Income & Growth) -- funds that invest primarily in large companies that are considered to be undervalued relative to major stock indexes.

     SMALL-CAP CORE FUNDS (Small Cap Quantitative) -- funds that invest primarily in small companies and strike a balance between growth and value stocks.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KURT BORGWARDT
       BILL MARTIN
       JOHN SCHNIEDWIND
       JEFF TYLER
       MATTI VON ToRK

[photo of Quantitative Analyst Team]
Quantitative Analyst Team


48      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 37-45.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES --the number of different companies held by the fund on a given date.

* DIVIDEND YIELD --a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO --a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER --the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

EQUITY TERMS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, health care, and consumer goods companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                www.americancentury.com      49


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


50      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      51


Notes
--------------------------------------------------------------------------------


52      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0102                                 American Century Investment Services, Inc.
SH-ANN-24095                      (c)2000 American Century Services Corporation

[front cover]

December 31, 2000

AMERICAN CENTURY
Annual Report

Global Gold
Global Natural Resources


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

GLOBAL GOLD
(BGEIX)
--------------------------

GLOBAL NATURAL RESOURCES
(BGRIX)
--------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year 2000 was challenging for equity investors as economic growth and corporate earnings slowed, while interest rates and inflation rose. And though energy prices soared last year, most commodities and precious metals languished.

     In this environment, the performance of American Century Global Gold and Global Natural Resources varied. Higher energy prices made natural resources-related stocks a generally effective diversifier for a domestic equity portfolio. However, poor performance by the underlying metal meant another difficult year for gold stocks.

     Global Gold and Global Natural Resources again outperformed their benchmarks. However, they lagged their Lipper category averages because both funds are purer plays than most funds in the Lipper group. Our investment professionals review the period and the funds' performance in more detail beginning on page 3.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc. (a substantial minority shareholder in American Century Companies, Inc., since 1998). Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise is called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GLOBAL GOLD
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Top Ten Holdings .......................................................    7
   Geographic Composition .................................................    8
   Schedule of Investments ................................................    9
GLOBAL NATURAL RESOURCES
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Industry Weightings ....................................................   11
   Portfolio at a Glance ..................................................   11
   Top Ten Holdings .......................................................   12
   Geographic Composition .................................................   13
   Economic Growth
      Forecasts ...........................................................   13
   Schedule of Investments ................................................   14
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   23
   Report of Independent
      Accountants .........................................................   27
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   28
   Background Information
      Investment Philosophy
         and Policies .....................................................   29
      Comparative Indices .................................................   29
      Lipper Rankings .....................................................   29
      Investment Team
         Leaders ..........................................................   29
   Glossary ...............................................................   30


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

Gold

* Gold bullion prices fell 5.5% in 2000, a year that saw trading volume in the metal hit an all-time low.

* There were several positives for gold--including political uncertainty, falling stocks, and rising inflation--but these were outweighed by central bank sales and a stronger dollar.

* Gold stocks tracked the underlying metal lower, finishing the year down a little more than 25%. Other negatives were a failed merger between two big gold companies in 2000 and negative sentiment surrounding the way gold producers handled their hedging practices late in 1999.

* With gold trading at such low prices, lower-cost producers held their value better. As a result, North American gold shares held up better than African and Australian companies.

Natural Resources

* The year 2000 saw widely varied commodity price action--energy prices surged, while prices for basic materials were flat to lower.

* After big gains early in the year, oil prices moderated somewhat at year-end as OPEC increased its production and the U.S. government released strategic oil reserves.

* Once again, oil stock performance went according to size--small oil and gas exploration and service stocks beat the big, integrated oil companies.

* Basic materials shares weathered a difficult 2000, though they trimmed their losses in the fourth quarter as investors bought value-oriented shares and looked forward to Federal Reserve rate cuts.

GLOBAL GOLD

* Global Gold followed the gold market lower last year. For all of 2000, the fund beat its benchmark but trailed the Lipper group average.

* An overweight in the big, low-cost gold producers and a small position (less than 5% of assets) in platinum and palladium companies helped the fund beat its benchmark.

* Gold shares tend to do better with volatility in the price of the metal. But central bank sales and a lack of demand meant less volatility in the metal.

* We'll continue to work to give shareholders a long-term portfolio diversifier that moves in line with the gold market, overweighting the low-cost mining companies in an attempt to ride out the current environment.

GLOBAL NATURAL RESOURCES

* Global Natural Resources proved its worth as a portfolio diversifier, beating the broad U.S. equity market in 2000. For the year, the fund beat its benchmark but trailed the Lipper group average.

* We beat the benchmark by overweighting energy and underweighting basic materials. But we lagged the Lipper group because we held more basic materials and big oil stocks than the Lipper average.

* The economic outlook for the first half of 2001 turned downward. But we think Fed rate cuts will help boost growth in the second half of the year.

* We think the outlook for natural resources-related shares is mixed. Within the portfolio, we're likely to continue to favor energy over basic materials.

[left margin]

                GLOBAL GOLD(1)
                   (BGEIX)
   TOTAL RETURNS:          AS OF 12/31/00
      6 Months                    -10.31%(2)
      1 Year                      -23.95%
   INCEPTION DATE:                8/17/88
   NET ASSETS:             $141.6 million(3)

          GLOBAL NATURAL RESOURCES(1)
                   (BGRIX)
   TOTAL RETURNS:          AS OF 12/31/00
      6 Months                      5.13%(2)
      1 Year                        5.62%
   INCEPTION DATE:                9/15/94
   NET ASSETS:              $50.8 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5 and 10.
Investment terms are defined in the Glossary on pages 30-31.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

GOLD OVERVIEW

     The gold market continued its difficult ride last year, ending 2000 with a fifth consecutive year of negative returns.

GOLD BULLION

     Several competing factors ultimately combined to push gold bullion modestly lower. For the year, the price of a troy ounce of gold declined 5.5% to $272 as trading activity touched a record low.

     Gold tends to thrive on uncertainty, and there was no shortage of that last year--there was political uncertainty surrounding developments in the Middle East and the U.S. presidential election. Furthermore, stocks tumbled while energy prices and inflation rose. Indeed, U.S. consumer prices last year saw their biggest one-year jump since 1990.

     In addition, jewelry demand for gold ran at a record pace through the first nine months of 2000, according to the World Gold Council. Gold got a further boost as mining companies cut back their hedging activity.

     But several negatives outweighed those factors. First, sales of gold reserves by central banks continued to cast a pall over the market. Central bank sales are very important because they increase the aboveground supply of gold.

     Second, the U.S. dollar strengthened in 2000, with the greenback up 12% versus the yen and almost 7% against the euro. Gold is priced in dollars, so a stronger dollar makes gold more expensive for foreign buyers. The dollar's big gain versus the yen crimps demand because Asia is a key market for gold. Moreover, investment demand for gold tumbled last year after Y2K fears abated.

GOLD STOCKS

     Gold shares, which tend to track changes in the underlying metal, followed bullion lower. Despite a short-lived rally in December, the FT-SE Gold Mines Index finished the year down 26% (see the table at right).

     Sentiment surrounding gold stocks remained negative last year because of a hangover from late 1999, when gold producers failed to benefit from a rally in the metal's price because many companies mismanaged their hedging activity. Hedging against declines in the price of gold had helped gold producers stay afloat as bullion prices fell the last several years, but it limited returns for these stocks when gold rallied in the fourth quarter of 1999.

     Second, investors worried in 2000 about the execution of a number of high-profile mergers and acquisitions in the sector--and for good reason. The biggest proposed corporate union was Franco Nevada Mining's would-be acquisition of Gold Fields, which fell apart during the third quarter.

     In terms of gold stock performance by region, North American gold shares performed best. In general, that's because the North American companies tend to have lower production costs, and so typically hold up better than stock prices for higher-cost producers. For the year, these shares returned -20%, while African and Australian gold shares returned around -30% and -38% in dollar terms, respectively.

[right margin]

"SEVERAL COMPETING FACTORS ULTIMATELY COMBINED TO PUSH GOLD BULLION MODESTLY LOWER."

GOLD RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

GOLD BULLION
   SPOT PRICE OF GOLD BULLION       -5.50%
GOLD STOCK INDICES
   FT-SE GOLD MINES INDEX          -26.36%
      Africa                       -30.48%
      Australia                    -38.08%
      North America                -20.26%

Source: Bloomberg Financial Markets

"GOLD SHARES, WHICH TEND TO TRACK CHANGES IN THE UNDERLYING METAL, FOLLOWED BULLION LOWER."


                                                www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

COMMODITIES

     Commodity prices diverged strongly during the year: energy prices surged while most basic materials floundered. For the year, the Goldman Sachs Commodities Index, which is heavily weighted toward energy, climbed more than 30%, while the Commodities Research Bureau Commodities Index gained a little more than 10%.

     After doubling in 1999, the price of oil skyrocketed again in 2000. Production cuts by OPEC in the first half of the year, combined with increasing global demand for energy, propelled the price of oil to new highs. By September, OPEC agreed to increase output, but their move proved to be a case of too little, too late.

     When the price of a barrel of oil reached a post-Gulf War high of $36.88 in late September, the Clinton administration intervened, allowing the use of strategic oil reserves to prevent prices from climbing further. Prices drifted downward during the fourth quarter and finished the year at just under $27 per barrel, a rise of about 37% for the year. Similarly, the price of natural gas soared during the year, driven by continued economic expansion and limited supply.

     Basic materials, on the other hand, endured a difficult year. Rising interest rates throughout the year created concerns that economic growth would slow, putting pressure on basic materials such as paper, forest products, and non-ferrous metals. High inventories dragged the price of lumber down 35% for the year, while prices for paper, copper, and steel also declined.

NATURAL RESOURCES STOCKS

     The performance of natural resources stocks mirrored the price action of the underlying commodities. Energy stocks logged strong returns, while basic materials shares suffered from expectations of a slowing economy (see the accompanying chart).

     Within the energy sector, the small exploration companies were the top performers. Smaller companies are less diversified compared with the large integrated oil companies. Therefore, they're more sensitive to changes in the price of oil, so they outperformed their larger counterparts.

     Natural gas stocks also benefited from soaring prices of their underlying commodity. These stocks received an additional boost during the year as investors retreated from the volatility of more growth-oriented equities to the perceived security of value-oriented stocks, including natural gas shares.

     Basic materials companies--including paper, forest products, and metals-- weathered a tough year. Investors worried that interest rate increases by many central banks around the world would stall economic growth, resulting in lower demand for commodities. Paper stocks in particular suffered. They were dealt a blow in the third quarter when the euro sank to a new low against the dollar, renewing investor fears of slower global growth. In December, however, a rebound by the euro and expectations of rate cuts by central banks helped the sector stage a brief rally.

[left margin]

"ENERGY STOCKS LOGGED STRONG RETURNS, WHILE BASIC MATERIALS SHARES SUFFERED FROM EXPECTATIONS OF A SLOWING ECONOMY."

[line graph - data below]

ENERGY & BASIC MATERIALS STOCKS
(PERFORMANCE OF $1 FOR THE YEAR ENDED 12/31/00

                Basic Materials         Energy
12/31/99            $1.0000            $1.0000
                    $1.0202            $1.0152
                    $0.9949            $0.9985
                    $0.9565            $1.0103
                    $0.9223            $0.9558
                    $0.9137            $0.9322
                    $0.8851            $0.9188
                    $0.8596            $0.9155
                    $0.8140            $0.9141
                    $0.8062            $0.9702
                    $0.8081            $0.9627
                    $0.8499            $0.9942
                    $0.8478            $0.9764
                    $0.8812            $1.0348
                    $0.8666            $1.0128
                    $0.8159            $0.9608
                    $0.8296            $0.9994
                    $0.8352            $0.9881
                    $0.8349            $1.0316
                    $0.8385            $1.0499
                    $0.8185            $1.0389
                    $0.8000            $1.0675
                    $0.8107            $1.0649
                    $0.8102            $1.0737
                    $0.7710            $1.0802
                    $0.7813            $1.0658
                    $0.7769            $1.0445
                    $0.8075            $1.0421
                    $0.7540            $1.0067
                    $0.7331            $1.0221
                    $0.7338            $1.0407
                    $0.7576            $1.0652
                    $0.7581            $1.1063
                    $0.7602            $1.1015
                    $0.7484            $1.1039
                    $0.7409            $1.1259
                    $0.7095            $1.1059
                    $0.6771            $1.0479
                    $0.6845            $1.0934
                    $0.6864            $1.0796
                    $0.6567            $1.0806
                    $0.6619            $1.0731
                    $0.6905            $1.0408
                    $0.7179            $1.0412
                    $0.6948            $1.0468
                    $0.6746            $1.0610
                    $0.6984            $1.0734
                    $0.7305            $1.0319
                    $0.7455            $1.0230
                    $0.7318            $1.0443
12/31/00            $0.7566            $1.0834

Source: FactSet


4      1-800-345-2021


Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                               INVESTOR CLASS (INCEPTION 8/17/88)                      ADVISOR CLASS (INCEPTION 5/6/98)
                GLOBAL     FUND      MSCI WORLD         GOLD-ORIENTED FUNDS(2)         GLOBAL     FUND      MSCI WORLD
                 GOLD    BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING      GOLD    BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1)    -10.31%    -13.22%      -10.90%         -3.27%             --          -10.11%    -13.22%      -10.90%
1 YEAR         -23.95%    -27.32%      -13.18%        -17.29%        31 OUT OF 36     -24.05%    -27.32%      -13.18%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        -13.55%    -12.71%       10.49%         -8.52%        21 OUT OF 27        --         --          --
5 YEARS        -18.12%    -18.46%       12.12%        -13.88%        21 OUT OF 26        --         --          --
10 YEARS        -6.85%     -6.86%       11.93%         -5.52%        12 OUT OF 18        --         --          --
LIFE OF FUND    -6.03%    -5.59%(3)    10.60%(3)       -5.36%        11 OUT OF 17     -19.76%   -20.68%(4)    6.01%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/88, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/98, the date nearest the class's inception for which data are available.

See pages 28-30 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER 10 YEARS Value on 12/31/00 MSCI World Stock Index $30,860 Global Gold $4,919 Fund Benchmark $4,916

                                                      MSCI World
               Global Gold       Fund Benchmark      Stock Index
DATE              VALUE              VALUE              VALUE
12/31/90         $10,000            $10,000            $10,000
12/31/91          $8,877             $8,986            $11,828
12/31/92          $8,109             $8,253            $11,209
12/31/93         $14,695            $15,015            $13,732
12/31/94         $12,234            $12,493            $14,429
12/31/95         $13,366            $13,639            $17,419
12/31/96         $12,997            $12,735            $19,767
12/31/97          $7,607             $7,391            $22,882
12/31/98          $6,680             $6,888            $28,452
12/31/99          $6,468             $6,764            $35,545
12/31/00          $4,919             $4,916            $30,860

$10,000 investment made 12/31/90

The graph at left shows the performance of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI World Stock Index (defined on page 29) and the fund benchmark are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

                  Global Gold       Fund Benchmark
DATE                 RETURN             RETURN
12/31/91            -11.23%            -10.14%
12/31/92             -8.65%             -8.16%
12/31/93             81.22%             81.94%
12/31/94            -16.75%            -16.80%
12/31/95              9.25%              9.18%
12/31/96             -2.76%             -6.63%
12/31/97            -41.47%            -41.97%
12/31/98            -12.18%             -7.25%
12/31/99             -3.18%             -1.80%
12/31/00            -23.95%            -27.32%


                                                www.americancentury.com      5


Global Gold--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]

     An interview with Bill Martin, a portfolio manager on the Global Gold investment team.

HOW DID GLOBAL GOLD PERFORM DURING 2000?

     The portfolio rode out another difficult year for gold and gold shares. For all of 2000, Global Gold returned -23.95%.* By comparison, the fund's custom benchmark--which is about two-thirds North American, 20% or so African, and about 10% Australian gold stocks--returned -27.32%, while the 36 gold-oriented funds tracked by Lipper Inc. had an average return of -17.29%. (See the previous page for additional performance comparisons.)

WHY DID GLOBAL GOLD LAG ITS LIPPER GROUP?

     We manage the fund against a benchmark that's designed to track the entire universe of gold stocks so we can give shareholders an investment that moves in line with the broad gold market. As we've discussed in previous reports, that approach means Global Gold tends to be more of a pure play on gold than the funds in the Lipper group. While past performance can't guarantee future results, the fund's more pure play strategy means it tends to underperform the Lipper group average when gold falls and outperform when gold rises.

OKAY, BUT THEN HOW DID YOU BEAT THE BENCHMARK?

     We beat the index because of our positioning relative to the stocks in the benchmark, and because of good performance by a few non-index names.

     In terms of bets relative to the index, we tried to underweight high-cost and overweight low-cost gold producers. That positioning helped us do better than the index as gold and gold shares languished last year. Low-cost producers hold up better when gold's price declines. The higher a company's production costs, the harder it is to maintain profitability with gold trading at such low prices.

CAN YOU TELL US A LITTLE BIT ABOUT YOUR NON-INDEX HOLDINGS?

     We tried to improve the fund's liquidity and reduce trading costs by keeping a small piece of the portfolio (less than 5% of assets at year-end) in platinum and palladium stocks. These shares outperformed gold stocks, so that also helped the fund beat its benchmark.

     Our other notable non-index bet was in Peruvian mining company Buenaventura. It's a gold and silver mining concern that's recently tilted its business more toward gold production. As a result of this change, the company will be added to the benchmark going forward.

     But we added Buenaventura to the portfolio late in 2000 because we thought the timing was too good to pass up--the stock was pretty beaten up early in the year because of political uncertainty in Peru. We thought the stock was oversold and looked like a good value, so we went ahead and built a position. These shares did well late in the year, which is another reason we beat the broader gold market.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE FUND'S MORE PURE PLAY STRATEGY MEANS IT TENDS TO UNDERPERFORM THE LIPPER GROUP AVERAGE WHEN GOLD FALLS AND OUTPERFORM WHEN GOLD RISES."

PORTFOLIO AT A GLANCE
                        12/31/00      12/31/99
NO. OF COMPANIES          42            63
PORTFOLIO TURNOVER        17%           53%
EXPENSE RATIO (FOR
   INVESTOR CLASS)       0.67%         0.68%

Investment terms are defined in the Glossary on pages 30-31.


6      1-800-345-2021


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SPEAKING OF THE GOLD MARKET, 2000 WAS ANOTHER DIFFICULT YEAR. CAN YOU PUT THE DECLINE IN SOME PERSPECTIVE?

     Sure, we included the accompanying chart (lower right) because it illustrates several important points about the decline in gold and gold shares in recent years. Let's start with bullion. What we're seeing is gold work off some of its premium as a currency and a reserve asset. Investors are confident in the global financial system and the three big currencies--the dollar, yen, and euro. That's meant less investment demand for gold, which was traditionally viewed as a good store of value during times of uncertainty.

     In addition, central bankers are changing their view of gold as a reserve asset. Instead of gold, many central bankers prefer to put that money to work in interest-bearing assets. What's more, demand for gold as a hedge against inflation has waned. That's because inflation's been tame by historical standards, and because many governments now issue securities that provide a guaranteed rate of return over inflation. With confidence in world governments and their ability to meet their obligations running high, investors are finding less reason to buy gold.

CAN YOU TALK A LITTLE MORE ABOUT CENTRAL BANKS AND WHAT THEIR GOLD SALES MEAN FOR THE MARKET?

     Central bank gold sales have created a huge supply overhang for the market that has dragged down gold's price and capped the metal's upside. That makes it difficult to sustain rallies in gold, which tend to be viewed instead as selling opportunities.

     It's also thrown the larger supply and demand picture out of whack. Aside from central bank sales, the supply and demand fundamentals for the market are actually surprisingly positive. In fact, fabrication demand for gold has outpaced mine supply for eleven straight years. That big shortfall in annual production is being made up by aboveground sales. So for now at least, central bank sales are outweighing all that good news.

IS THERE ANY GOOD NEWS ABOUT GOLD SALES BY CENTRAL BANKS?

     Yes--they can't last forever. The good news is that the supply overhang is shrinking, while gold demand is growing. As the amount of gold reserves at central banks gets smaller and smaller over time relative to demand, so does the ability of bank sales to drag down the market.

OKAY, SO HOW DOES ALL THAT RELATE TO  GOLD STOCKS?

     The chart shows how closely gold shares are tied to the performance of the underlying metal, with the stocks typically moving 2-3% for every percentage point change in gold.

     But the chart also shows the decline in volatility (with the exception of a brief spike in late 1999) for gold prices over time. Gold shares tend to do better with some volatility--some bounce--in the price of bullion. But interest in gold waned last year, when trading volume on the London commodities exchange hit a record low. Without some real volatility in gold bullion prices, it's hard to see anything changing for gold stocks in the near future.

[right margin]

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                             AS OF        AS OF
                           12/31/00      6/30/00
BARRICK GOLD CORP.
   ADR                      10.4%         11.0%
PLACER DOME INC.             7.3%          7.5%
NEWMONT MINING
   CORP.                     6.7%          7.9%
ANGLOGOLD LIMITED            5.2%          5.9%
NEWCREST MINING
   LIMITED                   5.0%          5.1%
NORMANDY MINING
   LIMITED                   4.8%          4.6%
FRANCO NEVADA
   MINING CORP. LTD.         4.8%          4.7%
GOLD FIELDS LTD.             4.8%          5.2%
GOLDCORP, INC.               4.4%          4.6%
MINAS BUENAVENTURA
   ADR                       4.2%           --

[line graph - data below]

LOSING LUSTER: GOLD AND GOLD SHARES
DURING LAST FIVE YEARS

                   Gold Spot $/oz.      FT-SE Gold Mines Index
                    [left scale]            [right scale]
12/30/94              $383.20                  1975.79
1/31/95               $375.10                  1637.91
2/28/95               $377.10                  1730.51
3/31/95               $391.40                  1929.82
4/30/95               $387.10                  1929.38
5/31/95               $384.30                  1901.10
6/30/95               $384.60                  1927.52
7/31/95               $382.60                  1950.05
8/31/95               $382.50                  1972.57
9/30/95               $384.00                  1985.73
10/31/95              $383.00                  1722.93
11/30/95              $387.80                  1887.36
12/31/95              $387.10                  1913.46
1/31/96               $406.30                  2305.74
2/29/96               $400.75                  2340.21
3/31/96               $395.45                  2334.02
4/30/96               $391.65                  2326.67
5/31/96               $391.00                  2376.96
6/30/96               $380.45                  2016.69
7/31/96               $387.05                  1995.74
8/31/96               $386.50                  2031.43
9/30/96               $378.40                  1851.84
10/31/96              $378.05                  1877.76
11/30/96              $371.65                  1875.25
12/31/96              $367.70                  1823.55
1/31/97               $344.35                  1698.33
2/28/97               $363.45                  1907.49
3/31/97               $351.25                  1636.93
4/30/97               $339.50                  1468.60
5/31/97               $344.65                  1569.89
6/30/97               $333.95                  1392.84
7/31/97               $324.55                  1414.15
8/31/97               $324.15                  1411.93
9/30/97               $334.45                  1525.05
10/31/97              $311.45                  1241.63
11/30/97              $297.00                   977.62
12/31/97              $289.05                  1058.22
1/31/98               $302.45                  1117.83
2/28/98               $299.15                  1077.09
3/31/98               $300.95                  1145.12
4/30/98               $306.65                  1298.43
5/31/98               $292.95                  1087.12
6/30/98               $296.95                   993.86
7/31/98               $286.45                   900.63
8/31/98               $275.55                   701.58
9/30/98               $296.95                  1100.93
10/31/98              $292.55                  1113.11
11/30/98              $293.20                  1055.13
12/31/98              $288.25                   934.49
1/31/99               $286.15                   932.15
2/28/99               $287.05                   871.43
3/31/99               $280.05                   869.00
4/30/99               $286.55                  1017.99
5/31/99               $270.35                   828.32
6/30/99               $262.50                   885.05
7/31/99               $255.95                   844.61
8/31/99               $255.68                   898.01
9/30/99               $298.75                  1129.29
10/31/99              $299.20                   979.68
11/30/99              $290.70                   936.06
12/31/99              $288.00                   928.29
1/31/00               $283.50                   819.20
2/29/00               $292.20                   845.06
3/31/00               $279.08                   781.69
4/30/00               $273.55                   756.31
5/31/00               $272.10                   779.15
6/30/00               $289.53                   807.46
7/31/00               $277.25                   728.68
8/31/00               $277.85                   737.79
9/30/00               $274.25                   698.58
10/31/00              $265.15                   592.27
11/30/00              $270.45                   624.70
12/31/00              $272.25                   683.60

Source: Bloomberg Financial Markets


                                                www.americancentury.com      7


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU SPEAK A LITTLE MORE ABOUT YOUR OUTLOOK FOR THE METAL?

     Again, the backdrop of mine supply against fabrication demand looks very good. Demand continues to outstrip mine supply, and that situation is likely to get even better--analysts at Gold Fields Mineral Services (GFMS) project mine supply to actually shrink in 2001 thanks to producers shutting down their less-profitable, high-cost mines. Plus, 2000 marked the first time since 1992 that gold producers bought more gold on the open market than they sold forward.

     But that said, it's hard to see gold rally in the near term with all that aboveground supply waiting to come to market. As a result, we'd be inclined to agree with GFMS' projection that gold is likely to continue to bump along in its trading range between about $260 and $290 an ounce for the time being.

HOW ABOUT YOUR OUTLOOK FOR THE SHARES?

     If we're right and gold remains rangebound around $275 an ounce next year, it's hard to imagine a meaningful, lasting rally in gold stocks. Companies are consolidating and merging, while shutting down higher-cost mines and working hard to promote efficiencies and lower their production costs. All that makes for a healthier industry long term, and helps these stocks deal with gold trading at such low prices, but they don't argue for a rally in the immediate future. Instead it seems 2001 could look a lot like 2000--another year with little change in gold's price, and where gold shares grind lower until they reach some equilibrium price.

GIVEN THAT OUTLOOK, HOW WILL YOU POSITION THE FUND?

     We remain committed to giving shareholders an investment that moves in line with the market for gold stocks, so we'll work to position the portfolio to benefit from any bounce in gold prices. That said, we'll try to cushion the effect of low gold prices overall by tilting the fund toward the big, low-cost gold producers. In addition, we'll probably continue to keep a small piece of the fund (less than 5% of assets or so) in near-gold names to help improve the fund's liquidity and cut down on trading costs.

[left margin]

[pie charts - data below]

GEOGRAPHIC COMPOSITION
                  AS OF DECEMBER 31, 2000
CANADA                      40%
AUSTRALIA                   23%
AFRICA                      21%
UNITED STATES               12%
PERU                         4%

                    AS OF JUNE 30, 2000
CANADA                      44%
AUSTRALIA                   23%
AFRICA                      23%
UNITED STATES               10%

Investment terms are defined in the Glossary on pages 30-31.


8      1-800-345-2021


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
AUSTRALIA -- 23.4%
                  600,000  Aurora Gold Limited(1)                   $     70,214
                2,716,569  Delta Gold NL(1)                            1,740,879
                2,148,275  Goldfields Limited                          2,087,788
                1,057,576  Homestake Mining Co. New York
                              Shares                                   4,428,600
                  399,500  Homestake Mining Co.                        1,847,757
               14,325,173  Lihir Gold Limited(1)                       4,861,466
                2,951,062  Newcrest Mining Limited                     7,191,308
               12,945,996  Normandy Mining Limited                     6,997,732
                  375,000  Ranger Minerals NL                            248,673
                1,000,000  Resolute Limited(1)                            47,924
                1,246,413  Sons of Gwalia Limited                      4,286,152
                                                                    ------------
                                                                      33,808,493
                                                                    ------------
CANADA -- 39.8%
                  108,800  Agnico-Eagle Mines Limited                    652,496
                  634,200  Agnico-Eagle Mines Ltd. ADR                 3,805,200
                  920,066  Barrick Gold Corp.                         15,070,681
                1,603,500  Battle Mountain Gold Co.(1)                 2,705,906
                  692,700  Bema Gold Corp.(1)                            184,634
                  691,300  Cambior, Inc.(1)                              216,449
                  608,200  Echo Bay Mines Ltd.(1)                        228,075
                  105,000  Francisco Gold Corp.(1)                       337,942
                  613,240  Franco Nevada Mining Corp. Ltd.             6,987,783
                  365,400  Gabriel Resources Ltd. (Acquired
                              2/25/00, Cost $840,420)(1)(2)              730,459
                  793,800  Glamis Gold Ltd.(1)                         1,269,488
                1,020,000  Goldcorp Inc.(1)                            6,321,050
                  510,000  Great Basin Gold Ltd.(1)                      360,232
                  175,000  Great Basin Gold Ltd. Warrants(1)                  --
                  550,000  IAMGOLD, International African
                              Mining Gold Corp.(1)                       916,239
                2,711,600  Kinross Gold Corp.(1)                       1,463,694
                  371,380  Kinross Gold Corp. ADR(1)                     185,690
                  479,500  Meridian Gold Inc.(1)                       3,259,079
                  195,500  North American Palladium Ltd.(1)            1,778,220
                1,090,995  Placer Dome Inc.                           10,500,827
                  170,000  Rio Narcea Gold Mines, Ltd.(1)                 91,757
                  233,000  TVX Gold, Inc.(1)                             364,872
                  100,000  Viceroy Resource Corp.(1)                      15,659
                                                                    ------------
                                                                      57,446,432
                                                                    ------------
GHANA -- 1.0%
                  737,499  Ashanti Goldfields Company Ltd.
                              GDR(1)                                   1,382,811
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
PERU -- 4.2%
                  420,000  Minas Buenaventura ADR                   $  6,090,000
                                                                    ------------
SOUTH AFRICA -- 20.0%
                   15,100  Anglo American Platinum Corp.
                              Limited                                    701,121
                  259,601  Anglogold Limited                           7,567,843
                  246,604  Anglogold Limited ADR                       3,683,647
                1,742,892  Avgold Ltd.(1)                                574,757
                2,041,434  Gold Fields Limited                         6,920,572
                1,200,922  Harmony Gold Mining Co. Limited             5,584,026
                   15,900  Impala Platinum Holdings Limited              809,157
                1,438,900  JCI Gold Limited(1)                           949,017
                  932,600  Western Areas Limited(1)                    2,152,816
                                                                    ------------
                                                                      28,942,956
                                                                    ------------
UNITED STATES -- 9.1%
                  563,675  Newmont Mining Corp.                        9,617,705
                  527,000  Meridian Gold                               3,623,125
                                                                    ------------
                                                                      13,240,830
                                                                    ------------
TOTAL COMMON STOCKS                                                  140,911,522
                                                                    ------------
   (Cost $207,744,768)

TEMPORARY CASH INVESTMENTS -- 2.5%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.95%, dated 12/29/00,
    due 1/2/01 (Delivery value $3,602,380)                             3,600,000
                                                                    ------------
   (Cost $3,600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $144,511,522
                                                                    ============
   (Cost $211,344,768)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act, or exempted from registration, may be only sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 2000, was $730,459 which represented 0.5% of net assets.


See Notes to Financial Statements                www.americancentury.com      9


Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                           INVESTOR CLASS (INCEPTION 9/15/94)                         ADVISOR CLASS (INCEPTION 4/26/99)
               GLOBAL                                                                 GLOBAL
              NATURAL      FUND       DJ WORLD       NATURAL RESOURCES FUNDS(2)       NATURAL      FUND       DJ WORLD
             RESOURCES   BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING   RESOURCES   BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1)    5.13%       5.52%      -10.66%         12.48%              --           5.02%       5.52%       -10.66%
1 YEAR         5.62%       3.29%      -13.02%         29.72%         50 OUT OF 56      5.38%       3.29%       -13.02%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        7.79%       9.07%       10.53%          8.52%         30 OUT OF 46       --          --           --
5 YEARS        8.18%       9.51%       11.51%         11.82%         25 OUT OF 31       --          --           --
LIFE OF FUND   8.14%      9.46%(3)    11.74%(3)       11.59%         19 OUT OF 24     10.05%      4.67%(4)     2.27%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 9/30/94, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/99, the date nearest the class's inception for which data are available.

See pages 28-30 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 12/31/00 DJ World Stock Index $20,457* Fund Benchmark $17,595* Global Natural Resources $16,358

             Global Natural                           DJ World
                Resources        Fund Benchmark      Stock Index
DATE              VALUE              VALUE              VALUE
9/15/1994        $10,000            $10,000            $10,000
12/31/94          $9,652             $9,711             $9,863
3/31/95          $10,083            $10,157            $10,194
6/30/95          $10,324            $10,409            $10,679
9/30/95          $10,578            $10,673            $11,241
12/31/95         $11,043            $11,173            $11,774
3/31/96          $11,705            $11,818            $12,249
6/30/96          $11,829            $12,086            $12,647
9/30/96          $11,944            $12,283            $12,828
12/31/96         $12,748            $12,956            $13,350
3/31/97          $12,770            $13,200            $13,380
6/30/97          $13,808            $14,480            $15,408
9/30/97          $14,803            $15,308            $15,893
12/31/97         $13,067            $13,560            $15,319
3/31/98          $13,773            $14,614            $17,439
6/30/98          $13,224            $14,136            $17,648
9/30/98          $12,155            $12,944            $15,483
12/31/98         $12,242            $13,174            $18,738
3/31/99          $12,879            $14,157            $19,403
6/30/99          $14,425            $16,121            $20,582
9/30/99          $14,868            $16,559            $20,281
12/31/99         $15,485            $17,035            $23,775
3/31/00          $15,423            $16,620            $23,940
6/30/00          $15,558            $16,675            $22,898
9/30/00          $15,775            $16,818            $22,112
12/31/00         $16,358            $17,595            $20,457

$10,000 investment made 9/15/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow Jones World Stock Index (defined on page 29) and fund benchmark are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

               Global Natural
                 Resources         Fund Benchmark
DATE              RETURN              RETURN
12/31/94*         -2.11%              -2.89%
12/31/95          14.41%              15.06%
12/31/96          15.45%              15.95%
12/31/97           2.50%               4.67%
12/31/98          -6.30%              -2.85%
12/31/99          26.50%              29.31%
12/31/00           5.62%               3.29%

* From 9/30/94 (the date nearest the class's inception for which index data are available).


10      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]

     An interview with Joe Sterling, a portfolio manager on the Global Natural Resources fund investment team.

HOW DID GLOBAL NATURAL RESOURCES PERFORM DURING 2000?

     Despite weakness in the equity markets and signs of a slowing global economy, the fund had a relatively good year, rising 5.62%.* That was significantly better than the dismal year experienced by the broad U.S. equity market. We think that's a fair reminder that the fund can serve as a diversifier for a larger domestic equity portfolio. For the year, Global Natural Resources outperformed the Nasdaq and S&P 500, which returned -39.18% and -9.10%, respectively.

     For the year, the portfolio also beat its benchmark index but lagged its Lipper group average. The benchmark, an index made up of companies in the Basic Materials and Energy sectors of the Dow Jones World Stock Index, returned 3.29%. The average return of the 56 natural resources funds tracked by Lipper Inc. was 29.72%.

CAN YOU EXPLAIN THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK AND LIPPER
GROUP?

     Relative to its benchmark, the fund was slightly overweight energy stocks, which did well last year, and slightly underweight basic materials shares, which performed poorly. This combination helped the portfolio outpace its benchmark for the year. On the other hand, we tended to hold more basic materials shares than the average fund in the Lipper group. That goes a long way toward explaining the disparity in performance between the portfolio and its Lipper group. And to a lesser degree, we were slightly hindered by the structure of our energy holdings.

HOW DID YOU POSITION THE PORTFOLIO WITHIN THE ENERGY SECTOR?

     We break energy stocks into two groups: the big multinational oil companies, and the smaller exploration and service concerns. For much of the year, we were actually underweight the integrated oil companies relative to our benchmark, which is capitalization weighted and intended to reflect the broader market. But because these stocks make up such a large part of our index, they represent most of our top holdings (see the Top Ten Holdings on page 12). Our heavy weighting in these names was another reason we lagged the Lipper group.

     These companies are so large and diversified that they are less sensitive to changes in the price of oil. For this reason, we prefer the small exploration companies when oil prices rise. We were overweight these small-company shares versus our benchmark all year. We viewed these shares as a good play on rising energy prices. We particularly liked companies that lean toward natural gas exploration because of the tight supply and increasing global demand for natural gas. That strategy paid off well for us in 2000.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

[pie charts - data below]

INDUSTRY WEIGHTINGS

                              AS OF DECEMBER 31, 2000
ENERGY                                   71%
BASIC MATERIALS                          28%
TEMPORARY CASH INVESTMENTS                1%

                                 AS OF JUNE 30, 2000
ENERGY                                   71%
BASIC MATERIALS                          29%

PORTFOLIO AT A GLANCE
                        12/31/00      12/31/99
NO. OF COMPANIES          78             79
PORTFOLIO TURNOVER        52%            87%
EXPENSE RATIO (FOR
   INVESTOR CLASS)       0.67%          0.68%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      11


Global Natural Resources--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WERE THERE ANY ENERGY COMPANIES THAT FARED PARTICULARLY WELL?

     Two great examples are Anadarko and Burlington Resources. Both companies have substantial natural gas components. For the year, Anadarko's stock price more than doubled, and Burlington Resources was up more than half. We were overweight Anadarko all year, and its explosive returns made a significant contribution to fund performance last year.

     We also favored a pair of natural gas pipeline stocks, Coastal and El Paso Energy. High demand for natural gas fueled strong returns for these stocks all year. These two companies plan to merge in early 2001, which would result in one of the largest natural gas distributors and suppliers in the country.

CAN YOU TALK ABOUT THE BASIC MATERIALS PORTION OF THE PORTFOLIO?

     We underweighted basic materials shares, which benefited the fund because basic materials stocks were down last year. Within the basic materials sector, we were overweight paper and forest products companies earlier in the year, seeing them as a good bet on global economic growth. Unfortunately, these stocks performed poorly until late last year because investors feared that the growth cycle was nearing an end.

WHAT HELPED BASIC MATERIALS SHARES IN THE FOURTH QUARTER?

     These stocks were so badly beaten up during the year that some investors thought they represented good value plays toward year-end. As investors shed technology and other New Economy stocks in favor of more traditional, value-oriented shares, basic materials companies fared better. And in December, the Federal Reserve shifted its focus toward lowering interest rates to avert a recession in the U.S. This signaled to investors that a rate cut was imminent, and gave economically sensitive and value-type stocks a boost.

     But we should keep the rebound in perspective: The fourth-quarter comeback still left many of the basic materials shares deep in negative territory for the year. For example, paper companies International Paper and Weyerhaeuser both gave up roughly 50% of their share price between January 1 and late October. By year-end, however, International Paper had cut its loss in half, losing about 27% for the year, and Weyerhaeuser lost about 29%. Forest product company Georgia Pacific had a similar story: it fell more than 60% by late October before finishing the year off almost 40%.

LET'S TALK ABOUT THE OUTLOOK FOR COMMODITIES. HOW DO YOU SEE COMMODITY SUPPLIES IN THE COMING YEAR?

     The supply situation is somewhat positive because many commodities, particularly in energy, are facing low inventories. The latest data show oil inventories came down sharply late last year and continue to run far below the average of the last 10 years (see the chart at left). Natural gas is also in tight supply. In addition, OPEC is showing better resolve to manage the supply and price of oil.

[left margin]

TOP TEN HOLDINGS
                          % OF FUND INVESTMENTS
                            AS OF        AS OF
                          12/31/00      6/30/00
TOTAL FINAELF SA            5.1%         5.4%
EXXON MOBIL CORP.           5.0%         5.1%
BP AMOCO PLC                4.6%         6.4%
CHEVRON CORP.               4.4%         4.4%
ENI S.P.A.                  4.1%         3.9%
SCHLUMBERGER LTD.           4.0%         3.6%
ROYAL DUTCH
   PETROLEUM CO.            3.0%         3.3%
TEXACO INC.                 3.0%         3.0%
EL PASO ENERGY
   CORPORATION              2.8%         2.9%
BURLINGTON RESOURCES,
   INC.                     2.2%         1.0%

[line graph - data below]

OIL INVENTORIES RUNNING LOW
FOR OECD COUNTRIES
(IN MILLIONS OF BARRELS)

                  1991-99           1999            2000
                  Average
December            2376            2506            2267
January             2386            2525            2258
February            2342            2463            2229
March               2322            2428            2210
April               2348            2464            2236
May                 2399            2517            2279
June                2410            2469            2279
July                2420            2473            2306
August              2438            2482            2284
September           2443            2426            2266
October             2440            2397            2263
November            2431            2364
December            2376            2267

Source: Salomon Smith Barney


12      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     However, we have seen modest inventory building in some basic materials. So while we see supply as a mild positive right now, inventories could grow quickly if growth and demand drop off faster than we expect.

YOU OFTEN SAY GLOBAL GROWTH IS KEY TO FUND PERFORMANCE. WHAT'S YOUR OUTLOOK FOR GLOBAL GROWTH IN 2001?

     Growth is important because it determines commodity demand. Unfortunately, we expect slower economic growth at home and abroad in the first half of 2001. You can see in the accompanying chart (below) how far analysts have ratcheted down their 2001 global growth projections.

     One positive factor in our outlook for global growth is that the Federal Reserve appears committed to maintaining moderate, sustainable growth. We believe that the Fed will act quickly and decisively in the coming months, reducing rates to keep the economy from stalling. That's a big reason why we think the second half of the year could look better than the first.

GIVEN THAT BACKDROP, WHAT'S YOUR OUTLOOK FOR NATURAL RESOURCE-RELATED COMPANIES AND THE FUND IN THE NEW YEAR?

     Our outlook is mixed: Although the slowing economy can be expected to weigh on these companies, we see Fed rate cuts and relatively low inventories as positives. In our view, the demand for energy, and natural gas in particular, should be sustainable. So, in terms of the portfolio, we're likely to continue to favor energy companies and the small oil exploration names, particularly those with a focus on natural gas. And until we have a better idea what effects lower interest rates are having on the economy and commodity demand, we're likely to continue to underweight basic materials shares.

[bar graph - data below]

ECONOMIC GROWTH FORECASTS
                 Old 2001 Forecast     New 2001 Forecast       2002 Forecast
USA                     3.0%                  1.8%                  3.3%
Japan                   2.8%                  1.6%                  1.9%
Euro Area               3.9%                  2.3%                  3.0%
Emerging
   Economies            5.2%                  4.4%                  5.2%
Global                  3.6%                  2.5%                  3.3%

Source: J.P. Morgan

[right margin]

[pie charts - data below]

GEOGRAPHIC COMPOSITION
                           AS OF DECEMBER 31, 2000
UNITED STATES                         46%
EUROPE                                32%
AMERICAS (EXCLUDING U.S.)             11%
ASIA/PACIFIC                           8%
SOUTH AFRICA                           3%

                              AS OF JUNE 30, 2000
UNITED STATES                         42%
EUROPE                                35%
AMERICAS (EXCLUDING U.S.)             11%
ASIA/PACIFIC                          10%
SOUTH AFRICA                           2%

Investment terms are defined in the Glossary on pages 30-31.


                                                www.americancentury.com      13


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.0%
AUSTRALIA -- 2.7%
Basic Materials
                  405,882  M.I.M. Holdings Limited                   $   262,366
                  100,000  WMC Limited                                   426,686
Energy
                  205,000  Oil Search Limited(1)                         156,161
                   63,000  Woodside Petroleum Limited                    517,719
                                                                     -----------
                                                                       1,362,932
                                                                     -----------
CANADA -- 10.1%
Basic Materials
                   38,770  Abitibi-Consolidated Inc.                     356,518
                   31,500  Barrick Gold Corp.                            515,970
                   20,000  Franco Nevada Mining Corp. Ltd.               227,894
                   20,000  Inco Ltd.(1)                                  335,200
                   40,000  Meridian Gold Inc.(1)                         271,873
                   40,000  North American Palladium Ltd.(1)              363,830
                   40,000  Tembec Inc.(1)                                371,826
Energy
                   25,000  Anderson Exploration Ltd.(1)                  567,235
                   40,000  Petro-Canada                                1,016,859
                   32,079  Suncor Energy, Inc.                           818,702
                    8,000  Talisman Energy, Inc.(1)                      296,662
                                                                     -----------
                                                                       5,142,569
                                                                     -----------
FINLAND -- 1.0%
Basic Materials
                   15,000  UPM-Kymmene Oyj                               515,218
                                                                     -----------
FRANCE -- 5.9%
Energy
                    3,000  Coflexip SA                                   381,726
                   17,500  Total Fina Elf SA                           2,604,986
                                                                     -----------
                                                                       2,986,712
                                                                     -----------
ITALY -- 4.7%
Energy
                  325,000  ENI S.p.A.                                  2,076,848
                   60,000  Saipem S.p.A.                                 327,597
                                                                     -----------
                                                                       2,404,445
                                                                     -----------
JAPAN -- 4.9%
Basic Materials
                  120,000  Mitsubishi Materials Corp.                    285,802
                   60,000  Nippon Paper Industries Co.                   356,467
                   60,000  Oji Paper Co. Ltd.                            308,833
                  110,000  Sumitomo Metal Industries(1)                   62,377
Energy
                   50,000  General Sekiyu K.K.                           268,702
                   95,000  Nippon Oil Company                            455,834
                  370,000  Nippon Steel Corporation                      610,076
                   30,000  Showa Shell Sekiyu                            125,365
                                                                     -----------
                                                                       2,473,456
                                                                     -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
MEXICO -- 0.8%
Basic Materials
                   30,000  Tubos de Acero de Mexico, SA
                              ADR                                    $   429,000
                                                                     -----------
NETHERLANDS -- 3.0%
Energy
                   25,000  Royal Dutch Petroleum Co.                   1,533,202
                                                                     -----------
NORWAY -- 0.6%
Energy
                   30,000  Smedvig ASA Cl A                              286,585
                                                                     -----------
PORTUGAL -- 0.4%
Basic Materials
                   30,000  Portucel Industrial-Empresa
                              Produtora de Celulose, SA                  204,396
                                                                     -----------
SOUTH AFRICA -- 2.7%
Basic Materials
                   19,000  Anglo American Platinum Corp.
                              Limited                                    882,206
                    6,000  Anglogold Limited                             174,911
                   12,000  De Beers                                      316,581
                                                                     -----------
                                                                       1,373,698
                                                                     -----------
SOUTH KOREA -- 0.3%
Basic Materials
                   11,000  Pohang Iron & Steel Co., Ltd. ADR             171,188
                                                                     -----------
SPAIN -- 2.2%
Basic Materials
                   10,000  Acerinox, SA                                  305,419
Energy
                   50,000  Respol SA                                     799,727
                                                                     -----------
                                                                       1,105,146
                                                                     -----------
SWEDEN -- 1.8%
Basic Materials
                   25,000  Assidoman                                     502,805
                   20,000  Svenska Cellulosa AB Cl B                     424,473
                                                                     -----------
                                                                         927,278
                                                                     -----------
THAILAND -- 0.3%
Energy
                   70,000  PTT Exploration and Production
                              Public Company Ltd.                        162,903
                                                                     -----------
UNITED KINGDOM -- 11.8%
Basic Materials
                  125,000  Billiton Plc                                  481,589
                  195,000  Corus Group plc                               205,291
                   50,416  Rio Tinto plc                                 886,871
Energy
                  160,066  BG Group Plc                                  626,250
                  288,706  BP Amoco Plc                                2,328,072
                  160,066  Lattice Group Plc(1)                          362,723
                  134,000  Shell Transport & Trading Co. plc           1,098,561
                                                                     -----------
                                                                       5,989,357
                                                                     -----------


14      1-800-345-2021                        See Notes to Financial Statements


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
UNITED STATES -- 45.8%
Basic Materials
                   33,400  Alcoa Inc.                                $ 1,118,899
                    8,500  Bowater Inc.                                  479,188
                    7,000  Georgia-Pacific Corp.                         217,875
                   17,829  International Paper Co.                       727,646
                    9,000  Newmont Mining Corp.                          153,563
                   10,000  Nucor Corp.                                   396,875
                    4,000  Phelps Dodge Corp.                            223,250
                   38,500  Smurfit-Stone Container Corp.(1)              573,891
                    9,300  Weyerhaeuser Co.                              471,975
Energy
                   15,500  Anadarko Petroleum Corp.                    1,101,740
                   22,500  Burlington Resources, Inc.                  1,136,250
                    5,000  Camco International, Inc.(1)                  330,313
                   26,300  Chevron Corp.                               2,220,706
                   20,000  Conoco Inc.                                   578,750
                   20,000  El Paso Energy Corporation                  1,432,500
                   15,000  Ensco International Inc.                      510,938
                   29,183  Exxon Mobil Corp.                           2,537,096
                   15,000  Halliburton Co.                               543,750
                   15,200  Noble Affiliates, Inc.                        699,200
                    8,600  Phillips Petroleum Co.                        489,125
                   25,200  Schlumberger Ltd.                           2,014,425
                    5,000  Smith International, Inc.(1)                  372,813
                   24,500  Texaco Inc.                                 1,522,063
                   12,500  Tidewater Inc.                                554,688
                   15,000  Tosco Corp.                                   509,063
                   14,717  Transocean Sedco Forex, Inc.                  676,982
                   15,000  Unocal Corp.                                  580,313
                   10,000  Valero Energy Corp.                           371,875
                   18,500  Williams Companies, Inc. (The)                738,844
                                                                     -----------
                                                                      23,284,596
                                                                     -----------
TOTAL COMMON STOCKS                                                   50,352,681
                                                                     -----------
   (Cost $39,850,094)

PREFFERED STOCKS -- 0.4%
BRAZIL
Basic Materials
                   15,000  Aracruz Celulose S.A. ADR                 $   224,063
                                                                     -----------
   (Cost $299,950)

TEMPORARY CASH INVESTMENTS -- 0.6%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.95%, dated 12/29/00,
    due 1/2/01 (Delivery value $300,198)                                 300,000
                                                                     -----------
   (Cost $300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $50,876,744
                                                                     ===========
   (Cost $40,450,044)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


See Notes to Financial Statements               www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                               GLOBAL NATURAL
DECEMBER 31, 2000                               GLOBAL GOLD       RESOURCES

ASSETS
Investment securities, at value
  (identified cost of $211,344,768
  and $40,450,044, respectively) (Note 3) ....   $ 144,511,522    $  50,876,744
Cash .........................................          23,904           12,989
Receivable for investments sold ..............       3,537,205           86,593
Receivable for capital shares sold ...........          45,622           78,344
Dividends and interest receivable ............           1,785           48,378
                                                 -------------    -------------
                                                   148,120,038       51,103,048
                                                 -------------    -------------

LIABILITIES
Payable for capital shares redeemed ..........         537,832          290,995
Payable for investments purchased ............       5,903,024             --
Accrued management fees (Note 2) .............          80,507           27,683
Distribution fees payable (Note 2) ...........               9                9
Service fees payable (Note 2) ................               9                9
Payable for directors' fees and expenses .....             388              133
Accrued expenses and other liabilities .......             168               58
                                                 -------------    -------------
                                                     6,521,937          318,887
                                                 -------------    -------------
Net Assets ...................................   $ 141,598,101    $  50,784,161
                                                 =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......   $ 400,707,577    $  40,442,233
Accumulated undistributed net
  investment income ..........................       1,037,483              827
Accumulated net realized loss on
  investment and foreign
  currency transactions ......................    (193,308,800)         (86,071)
Net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  in foreign currencies (Note 3) .............     (66,838,159)      10,427,172
                                                 -------------    -------------
                                                 $ 141,598,101    $  50,784,161
                                                 =============    =============

Investor Class, $10.00 Par Value
Net assets ...................................   $ 141,554,858    $  50,738,520
Shares outstanding ...........................      35,354,986        3,911,390
Net asset value per share ....................   $        4.00    $       12.97

Advisor Class, $10.00 Par Value
Net assets ...................................   $      43,243    $      45,641
Shares outstanding ...........................          10,823            3,519
Net asset value per share ....................   $        4.00    $       12.97


16      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                                                 GLOBAL NATURAL
YEAR ENDED DECEMBER 31, 2000                     GLOBAL GOLD       RESOURCES
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld
  of $105,728 and $71,072, respectively) .......   $  2,881,688    $  1,006,792
Interest .......................................        100,541          41,593
                                                   ------------    ------------
                                                      2,982,229       1,048,385
                                                   ------------    ------------

Expenses (Note 2):
Management fees ................................      1,067,532         345,450
Distribution fees -- Advisor Class .............             58             108
Service fees -- Advisor Class ..................             58             108
Directors' fees and expenses ...................          4,756           1,971
                                                   ------------    ------------
                                                      1,072,404         347,637
                                                   ------------    ------------
Net investment income ..........................      1,909,825         700,748
                                                   ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments (includes $(1,255,539)
  from affiliates for Global Gold) .............    (29,407,186)      2,074,760
Foreign currency transactions ..................       (102,271)         (7,639)
                                                   ------------    ------------
                                                    (29,509,457)      2,067,121
                                                   ------------    ------------

Change in net unrealized appreciation
(depreciation) on:
Investments ....................................    (21,076,752)       (344,393)
Translation of assets and liabilities
  in foreign currencies ........................         (4,800)            690
                                                   ------------    ------------
                                                    (21,081,552)       (343,703)
                                                   ------------    ------------

Net realized and unrealized gain (loss)
  on investments and foreign currency ..........    (50,591,009)      1,723,418
                                                   ------------    ------------

Net Increase (Decrease) in Net Assets
  Resulting from Operations ....................   $(48,681,184)   $  2,424,166
                                                   ============    ============


See Notes to Financial Statements              www.americancentury.com      17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

                                                   GLOBAL GOLD            GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets            2000           1999            2000            1999

OPERATIONS
Net investment income ..................  $1,909,825      $2,276,097       $700,748      $659,266
Net realized gain (loss) on
  investments and foreign
  currency transactions ................ (29,509,457)    (49,644,995)     2,067,121      2,443,985
Change in net unrealized
  appreciation (depreciation)
  on investments and
  translation of assets and
  liabilities in foreign currencies .... (21,081,552)     39,008,977       (343,703)     7,581,166
                                         -------------   -------------   ------------   ------------
Net increase (decrease) in
  net assets resulting
  from operations ...................... (48,681,184)     (8,359,921)     2,424,166     10,684,417
                                         -------------   -------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .......................   (962,081)      (2,103,052)      (669,619)     (669,251)
  Advisor Class ........................     (96)            (120)           (481)         (139)
In excess of net investment income:
  Investor Class .......................      --              --           (23,773)      (12,408)
  Advisor Class ........................      --              --             (17)           (9)
From net realized gains on
  investment transactions:
  Investor Class .......................      --              --          (2,178,927)    (552,979)
  Advisor Class ........................      --              --            (1,892)        (423)
In excess of net realized gains
  on investment transactions:
  Investor Class .......................      --              --           (67,281)         --
  Advisor Class ........................      --              --             (58)           --
                                         -------------   -------------   ------------   ------------
Decrease in net assets
  from distributions ...................   (962,177)      (2,103,172)     (2,942,048)   (1,235,209)
                                         -------------   -------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets from
  capital share transactions ........... (10,569,721)    (16,514,093)     (1,833,843)    3,927,898
                                         -------------   -------------   ------------   ------------

Net increase (decrease)
  in net assets ........................ (60,213,082)    (26,977,186)     (2,351,725)   13,377,106

NET ASSETS
Beginning of period .................... 201,811,183     228,788,369      53,135,886    39,758,780
                                         -------------   -------------   ------------   ------------
End of period .......................... $141,598,101    $201,811,183    $50,784,161    $53,135,886
                                         =============   =============   ============   ============

Undistributed (distributions
  in excess of) net
  investment income ....................  $1,037,483       $42,608           $827        $(30,648)
                                         =============   =============   ============   ============


18      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Global Gold Fund (Global Gold) and Global Natural Resources Fund (Global Natural Resources) (the funds) are two of the six funds issued by the corporation. The funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The funds invest primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                 www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    At December 31, 2000, Global Gold had accumulated net realized capital loss carryovers for federal income tax purposes of $162,955,926 (expiring 2005 through 2008) which may be used to offset future taxable gains.

    For the two month period ended December 31, 2000, Global Gold incurred net capital and currency losses of $6,597,010. The fund has elected to treat such losses as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 2000, the effective annual Investor Class management fee was 0.67% for Global Gold and Global Natural Resources.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 2000, were $116 for Global Gold and $216 for Global Natural Resources.

    The funds may invest in a J.P. Morgan Flemings Asset Management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for the year ended December 31, 2000, for Global Gold and Global Natural Resources totaled $26,402,283 and $26,496,922, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $35,803,925 and $28,477,832, respectively.

    As of December 31, 2000, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(90,347,405) and $10,012,950, respectively, based on the aggregate cost of investments for federal income tax purposes of $234,858,928 and $40,863,794, respectively. Accumulated net unrealized appreciation or depreciation consisted of unrealized appreciation of $9,538,769 and $12,829,599 for Global Gold and Global Natural Resources and unrealized depreciation of $99,886,175 and $2,816,649, respectively.


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                                       GLOBAL GOLD                 GLOBAL NATURAL RESOURCES
                                              SHARES             AMOUNT           SHARES             AMOUNT
INVESTOR CLASS
Designated Shares ........................ 1,000,000,000                       1,000,000,000
                                          ================                    ================

Year ended December 31, 2000
Sold .....................................  10,164,921         $44,897,875      2,696,177          $33,442,950
Issued in reinvestment of distributions ..   203,768            908,997          230,628            2,802,047
Redeemed ................................. (13,147,102)       (56,401,382)      (3,079,462)       (38,083,909)
                                          ----------------   --------------   ----------------   ---------------
Net decrease .............................  (2,778,413)       $(10,594,510)      (152,657)        $(1,838,912)
                                          ================   ==============   ================   ===============

Year ended December 31, 1999
Sold .....................................  65,207,249        $355,115,412      7,585,812          $91,638,180
Issued in reinvestment of distributions ..   391,198           1,970,944          92,400            1,167,313
Redeemed ................................. (68,903,309)       (373,606,613)     (7,370,149)       (88,918,348)
                                          ----------------   --------------   ----------------   ---------------
Net increase (decrease) ..................  (3,304,862)       $(16,520,257)      308,063            $3,887,145
                                          ================   ==============   ================   ===============
ADVISOR CLASS
Designated Shares ........................ 250,000,000                          250,000,000
                                          ================                    ================

Year ended December 31, 2000
Sold .....................................    7,053             $25,826           1,172              $14,810
Issued in reinvestment of distributions ..      22                 96              202                2,447
Redeemed .................................     (275)             (1,133)           (951)            (12,188)
                                          ----------------   --------------   ----------------   ---------------
Net increase .............................    6,800             $24,789            423              $  5,069
                                          ================   ==============   ================   ===============

Period ended December 31, 1999(1)
Sold .....................................    6,590             $36,505           6,731              $87,896
Issued in reinvestment of distributions ..      23                120               52                 662
Redeemed .................................    (5,657)           (30,461)          (3,687)           (47,805)
                                          ----------------   --------------   ----------------   ---------------
Net increase .............................     956               $6,164           3,096              $40,753
                                          ================   ==============   ================   ===============

(1)  April 26, 1999 (commencement of sale) through December 31, 1999 for Global
     Natural Resources.


                                                www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
5.  AFFILIATED COMPANY TRANSACTIONS

    A summary of transactions for each issuer which is or was an affiliate at or during the year ended December 31, 2000, follows:

                                                                ACCUMULATED                  DECEMBER 31, 2000
                      SHARE BALANCE   PURCHASE       SALES       REALIZED
FUND/ISSUER             12/31/99        COST         COST       GAIN (LOSS)    INCOME   SHARE BALANCE   MARKET VALUE
GLOBAL GOLD
Romarco Minerals, Inc.   293,713      $1,375,105   $1,440,211   $(1,255,539)      --          --              --
                                      ==========   ==========   ============   ========                  =============

--------------------------------------------------------------------------------
6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM have entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit agreement was renewed at $520,000.00. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 2000.


22      1-800-345-2021


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                          Investor Class
                                         2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $5.29      $5.52      $6.34       $11.33     $12.37
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ............... 0.05(1)    0.06(1)   0.05(1)       0.09       0.06
  Net Realized and Unrealized Loss
  on Investment Transactions .......... (1.31)     (0.24)     (0.82)      (4.79)     (0.40)
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations .... (1.26)     (0.18)     (0.77)      (4.70)     (0.34)
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.03)     (0.05)     (0.05)      (0.09)     (0.06)
  From Net Realized Gains on
  Investment Transactions .............   --         --         --        (0.20)     (0.64)
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.03)     (0.05)     (0.05)      (0.29)     (0.70)
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $4.00      $5.29      $5.52       $6.34      $11.33
                                       ========   ========   =========   ========   ========
  Total Return(2) .....................(23.95)%    (3.18)%   (12.18)%    (41.47)%    (2.76)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.67%      0.68%      0.69%       0.67%      0.62%
Ratio of Net Investment Income
  to Average Net Assets ...............  1.19%      1.04%      0.75%       0.92%      0.46%
Portfolio Turnover Rate ...............   17%        53%        68%         28%        45%
Net Assets, End of Period
  (in thousands) ......................$141,555   $201,790   $228,771    $246,015   $432,587

(1)  Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements              www.americancentury.com      23


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                   Advisor Class
                                            2000       1999      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $5.29      $5.52       $7.31
                                          --------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ...............  0.03       0.03       0.01
  Net Realized and Unrealized Loss
  on Investment Transactions ............. (1.30)     (0.21)     (1.76)
                                          --------   --------   --------
  Total From Investment Operations ....... (1.27)     (0.18)     (1.75)
                                          --------   --------   --------
Distributions
  From Net Investment Income ............. (0.02)     (0.05)     (0.04)
                                          --------   --------   --------
Net Asset Value, End of Period ........... $4.00      $5.29       $5.52
                                          ========   ========   ========
  Total Return(3) ........................(24.05)%    (3.30)%   (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.92%      0.93%    0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ..................  0.94%      0.79%    0.20%(4)
Portfolio Turnover Rate ..................   17%        53%      68%(5)
Net Assets, End of Period ................$43,243    $21,280     $16,938

(1)  May 6, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


24      1-800-345-2021                       See Notes to Financial Statements


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                          Investor Class
                                         2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $13.06     $10.59     $11.48      $11.91     $10.66
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ............... 0.17(1)    0.16(1)     0.19        0.22       0.17
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  0.51       2.62      (0.90)       0.08       1.46
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  0.68       2.78      (0.71)       0.30       1.63
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.17)     (0.17)     (0.18)      (0.23)     (0.17)
  In Excess of Net Investment Income .. (0.01)      --(2)       --          --         --
  From Net Realized Gains on
  Investment Transactions ............. (0.57)     (0.14)       --        (0.50)     (0.21)
  In Excess of Net Realized Gains
  on Investment Transactions .......... (0.02)       --         --          --         --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.77)     (0.31)     (0.18)      (0.73)     (0.38)
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $12.97     $13.06     $10.59      $11.48     $11.91
                                       ========   ========   =========   ========   ========
  Total Return(3) .....................  5.62%     26.50%     (6.30)%      2.50%     15.45%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.67%      0.68%      0.69%     0.73%(4)     0.76%
Ratio of Net Investment Income
  to Average Net Assets ...............  1.35%      1.34%      1.70%     1.55%(4)     1.78%
Portfolio Turnover Rate ...............   52%        87%        76%         41%        53%
Net Assets, End of Period
  (in thousands) ......................$50,739    $53,095    $39,749     $46,556     $66,021

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  A portion of the management fee was waived during the year ended December
     31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.


See Notes to Financial Statements               www.americancentury.com      25


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                       Advisor Class
                                                     2000       1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............. $13.06      $11.99
                                                   ---------   --------
Income From Investment Operations
  Net Investment Income(2) ........................  0.14        0.07
  Net Realized and Unrealized Gain
  on Investment Transactions ......................  0.51        1.29
                                                   ---------   --------
  Total From Investment Operations ................  0.65        1.36
                                                   ---------   --------
Distributions
  From Net Investment Income ...................... (0.15)      (0.15)
  In Excess of Net Investment Income ..............  --(3)       --(3)
  From Net Realized Gains on
  Investment Transactions ......................... (0.57)      (0.14)
  In Excess of Net Realized Gains on
  Investment Transactions ......................... (0.02)        --
                                                   ---------   --------
  Total Distributions ............................. (0.74)      (0.29)
                                                   ---------   --------
Net Asset Value, End of Period .................... $12.97      $13.06
                                                   =========   ========
  Total Return(4) .................................  5.38%      11.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........................  0.92%     0.93%(5)
Ratio of Net Investment Income
  to Average Net Assets ...........................  1.10%     0.85%(5)
Portfolio Turnover Rate ...........................   52%       87%(6)
Net Assets, End of Period .........................$45,641      $40,442

(1)  April 26, 1999 (commencement of sale) through December 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1999.


26      1-800-345-2021                       See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Global Gold Fund and American Century Global Natural Resources Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Global Gold Fund and the American Century Global Natural Resources Fund (two of the six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 9, 2001


                                                www.americancentury.com      27


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


28      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program by themselves. International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The GLOBAL GOLD FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index intended to reflect the entire gold market.

     The FT-SE(reg.tm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2) (DJWSI), created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the GLOBAL NATURAL RESOURCES FUND'S BENCHMARK index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

     The MORGAN STANLEY WORLD STOCK INDEX (MSCI) is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BILL MARTIN
       JOE STERLING


                                                 www.americancentury.com      29


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 23-26.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.


30      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0102                                 American Century Investment Services, Inc.
SH-ANN-24098                      (c)2000 American Century Services Corporation

[front cover]


December 31, 2000

AMERICAN CENTURY
Annual Report

Utilities


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

UTILITIES
(BULIX)
--------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year 2000 marked the end of an unprecedented period in the U.S. stock market. Most of the major stock indices posted losses for the first time in a decade. The root cause of the market's decline was weaker corporate earnings caused by a rapidly slowing economy and, in some cases, soaring energy costs. As we've been saying for 40 years, "money follows earnings," and investors were quick to move their money elsewhere when companies fell short of expectations.

     The American Century Utilities fund held up relatively well in this challenging environment, posting a gain amidst all the surrounding losses. Its electric, natural gas, and energy holdings benefited from market conditions in 2000, and stocks in those industries became attractive as others faltered. Beginning on page 3, the fund's investment team talks in more detail about what helped and hurt performance in 2000.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc. (a substantial minority shareholder in American Century Companies, Inc., since 1998). Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise is called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
UTILITIES
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Top Ten Holdings .......................................................    7
   Industry Breakdown .....................................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statement of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   17
   Report of Independent
      Accountants .........................................................   19
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   20
   Background Information
      Investment Philosophy
         and Policies .....................................................   21
      Comparative Indices .................................................   21
      Lipper Rankings .....................................................   21
      Investment Team
         Leaders ..........................................................   21
   Glossary ...............................................................   22


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

U.S. STOCK MARKET PERSPECTIVE

* The stock market reversed in 2000--large-cap and technology stocks posted negative returns, while smaller-company and value shares gained.

* The S&P 500 declined for the first time in a decade, ending a string of five straight years with a return of 20% or more.

* After a strong first quarter, technology and telecommunications stocks fell out of favor as investors questioned their profitability.

* During the second half of the year, the slowing economy led more and more companies to warn of disappointing earnings, sending the major stock indices into a tailspin.

* Value stocks outperformed growth shares for the first time since 1993.

UTILITIES MARKET PERSPECTIVE

* The utilities sector experienced both the highs and lows of the U.S. stock market in 2000.

* The bursting technology/media/ telecommunications bubble wreaked havoc with wireless telecommunications and telephone stocks.

*  Long-distance phone companies were the worst performers in the telecom area.

* The shift from growth to value, and rising energy costs, boosted the share prices of traditional utilities--the electricity and natural gas providers.

* Power generating companies were the best performers in the electric utilities area.

FUND PERFORMANCE

* The fund beat its benchmark for 2000 but trailed its Lipper peer group average.

* The portfolio beat the benchmark because it was overweight electric, natural gas, and energy stocks compared with the index.

* The peer group average outperformed the fund because the fund, compared with the peer group, had a relatively large weighting in telecom.

* The over 65% declines in MCI WorldCom, AT&T, and Sprint had the biggest negative impact on fund performance.

* Companies that benefited from rising energy prices and soaring power generation profits were the portfolio's best performers.

FUND OUTLOOK

* We must set realistic expectations--the industries that returned over 50% in 2000 probably won't do so again, and those that fell over 50% probably won't either.

* Though not immune, we think the overall utilities sector will be affected less by the economic downturn than others.

* The outlook appears particularly good for natural gas companies because of increasing demand from gas-fired electrical power plants and continuing tight supplies.

* We think the market should favor phone companies that provide essential, basic services. Wireless companies, however, could be susceptible to falling demand.

* We'll continue to pursue our basic, index-driven, disciplined investment approach, with modest overweights in electric, gas, and energy companies, and an underweight in telecom.

[left margin]

                 UTILITIES(1)
                    (BULIX)
   TOTAL RETURNS:           AS OF 12/31/00
      6 Months                       5.26%(2)
      1 Year                         3.97%
   30-DAY SEC YIELD:                 1.76%
   INCEPTION DATE:                  3/1/93
   NET ASSETS:              $300.4 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 22-23.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     In the year 2000, the stock market turned itself inside out and upside down. Large-cap and technology stocks went from market leaders to falling stars, while sectors of the market that were underappreciated in recent years--small- and mid-cap stocks, value shares-- experienced a revival (see the table at right).

BEFORE AND AFTER

     What happened? After the dramatic rise of the major stock indexes in the late '90s, expectations grew unreasonably high, and investors got a harsh reminder that earnings matter.

     The turning point was March 10. Prior to that date, 2000 looked more like 1999--TMT stocks (companies in the technology, media, and telecommunications industries) continued to dominate the market. The only change was a rotation away from large-cap stocks as investors sought more attractive growth opportunities among the shares of smaller companies.

     But on March 10, the day the tech-heavy Nasdaq Composite Index hit its all-time high, market sentiment changed abruptly. Doubts about sustainability and profitability in the New Economy led investors to take a harder look at the long-term business plans of their technology investments. This sparked a sharp downturn in many TMT stocks.

     Another big factor was the U.S. economy, which began to show signs of slowing after more than nine years of steady expansion. Six interest rate increases by the Federal Reserve, combined with skyrocketing energy costs, created a formidable headwind for the economy and threatened corporate earnings growth.

IT'S ALL ABOUT THE EARNINGS

     After a volatile summer, the market took a turn for the worse in September, when more and more companies began issuing profit warnings. Many firms pointed to slower economic growth, both in the U.S. and abroad, as the reason they would be unable to meet earnings and revenue expectations.

     As investors lowered their earnings outlook, the major stock indexes declined throughout the last four months of the year. The most severe declines occurred in the technology sector--by the end of the year, the Nasdaq had fallen more than 50% from its record high in March.

TRUE VALUE

     While technology and other large growth stocks came crashing back to earth, value stocks--which include "defensive" industries such as utilities, consumer staples, and healthcare--posted healthy returns. Value stocks outperformed growth for the first time since 1993.

     Small- and mid-cap stocks also performed well after lagging large-cap shares in 1998 and 1999. In addition to more attractive valuations, small- and mid-cap stocks experienced faster earnings growth than larger firms.

[right margin]

"EXPECTATIONS GREW UNREASONABLY HIGH, AND INVESTORS GOT A HARSH REMINDER THAT EARNINGS MATTER."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

S&P 500                  -9.10%
   Value                  6.08%
   Growth               -22.08%

S&P MIDCAP 400           17.51%
   Value                 27.84%
   Growth                 9.16%

S&P SMALLCAP 600         11.80%
   Value                 20.86%
   Growth                 0.57%

NASDAQ COMPOSITE        -39.18%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 21.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 2000

                    S&P 500          S&P MidCap 400      S&P SmallCap 600
12/31/1999           $1.00               $1.00               $1.00
1/31/2000            $0.95               $0.97               $0.97
2/29/2000            $0.93               $1.04               $1.10
3/31/2000            $1.02               $1.13               $1.06
4/30/2000            $0.99               $1.09               $1.04
5/31/2000            $0.97               $1.07               $1.01
6/30/2000            $1.00               $1.09               $1.07
7/31/2000            $0.98               $1.11               $1.04
8/31/2000            $1.04               $1.23               $1.14
9/30/2000            $0.99               $1.22               $1.10
10/31/2000           $0.98               $1.18               $1.11
11/30/2000           $0.90               $1.09               $1.00
12/31/2000           $0.91               $1.18               $1.12

Source: Lipper Inc.


                                                www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

UTILITIES MARKET OVERVIEW

     The utilities sector experienced both the highs and lows of the U.S. stock market in 2000. The same factors that drove overall market performance defined the course for utilities industries as well. For example, the bursting TMT bubble that devastated the Nasdaq also wreaked havoc with wireless telecommunications and telephone stocks.

     On the positive side, the shift from New Economy growth stocks to value-oriented Old Economy shares boosted the traditional utilities industries--electricity and natural gas providers. And sharp increases in energy prices fueled gains in the natural gas and energy industries.

TELECOM DISCONNECTS

     By the second quarter, telecom stocks began to suffer from the transition away from New Economy stocks, and they collapsed during the second half of the year.

     Sprint triggered the year-end decline in September when it announced that it would not meet third-quarter earnings expectations. Its share price tumbled, and shares of AT&T and MCI WorldCom fell in sympathy. In October, AT&T sparked a further drop by announcing a massive restructuring plan that would divide the company into four separate units. The plan was widely viewed as an admission of failure in AT&T's "one-stop shopping strategy" and triggered a general sell-off in long distance stocks.

     Wireless and regional phone company stocks also slid during the year. Concerns about competition and high expansion costs drove the shares of wireless companies like Vodafone and Nextel down by over 25%.

     The regional phone companies-- like BellSouth and SBC Communications--also struggled with increasing competition, costs, and earnings disappointments. Their returns more closely mirrored the performance of the overall market.

ELECTRICS SURGE

     Electric companies staged a strong comeback from 1999. However, there was a wide divergence between two groups--the power generating and the power transmission companies. For the power generating companies like Duke Energy, low supplies, high demand, and rising power prices translated into strong earnings and soaring stock prices.

     But the transmission companies were forced to buy scarce, expensive power that they increasingly could not afford. Nowhere was this phenomenon more painfully evident than in California, where power transmission utilities Pacific Gas & Electric and Southern California Edison teetered on the brink of bankruptcy because they could not contain their rising power costs, nor could they pass them along to their customers.

ENERGY HEATS UP

     Energy and natural gas stocks, such as Enron and Kinder Morgan, posted strong gains for the year. High global demand, combined with tight supply, drove the price of natural gas up a record 37% during the year. Overall energy prices rose 14%--the biggest jump since 1990, during the Persian Gulf crisis. And because stocks in these industries were considered value plays, they also benefited from the flight from New Economy stocks.

[left margin]

"THE UTILITIES SECTOR EXPERIENCED BOTH THE HIGHS AND LOWS OF THE U.S. STOCK MARKET IN 2000."

UTILITIES MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2000

FUND BENCHMARK                 2.17%

S&P Natural Gas Index         75.50%

S&P Electric Index            53.51%

S&P Telephone Index          -11.81%

S&P Telecommunications
   (long distance) Index     -69.23%

Source: Bloomberg Financial Markets

These indices are defined on page 21.


4      1-800-345-2021


Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                              INVESTOR CLASS (INCEPTION 3/1/93)                   ADVISOR CLASS(INCEPTION 6/25/98)
                                      FUND              UTILITY FUNDS(2)                                  FUND
              UTILITIES   S&P 500   BENCHMARK   AVERAGE RETURN   FUND'S RANKING   UTILITIES   S&P 500   BENCHMARK
========================================================================================================================
6 MONTHS(1)     5.26%      -8.72%     3.75%         6.29%             --            5.14%      -8.72%     3.75%
1 YEAR          3.97%      -9.10%     2.17%         7.86%        63 OUT OF 95       3.71%      -9.10%     2.17%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        13.91%      12.26%    15.23%        13.47%        49 OUT OF 89        --          --        --
5 YEARS        16.02%      18.33%    17.46%        15.17%        34 OUT OF 68        --          --        --
LIFE OF FUND   13.72%      17.27%    14.45%       12.43%(3)     10 OUT OF 28(3)    13.21%     7.63%(4)   13.49%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/4/93, the date nearest the class's inception for which data are available.

(4) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 20-22 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/00
S&P 500              $34,830
Fund Benchmark       $28,786
Utilities            $27,362

                    Utilities           S&P 500         Fund Benchmark
DATE                  VALUE              VALUE              VALUE
3/1/1993             $10,000            $10,000            $10,000
3/31/1993            $10,223            $10,211            $10,258
6/30/1993            $10,589            $10,261            $10,455
9/30/1993            $11,262            $10,526            $11,078
12/31/1993           $10,659            $10,770            $10,614
3/31/1994             $9,731            $10,362             $9,699
6/30/1994             $9,639            $10,405             $9,562
9/30/1994             $9,801            $10,914             $9,812
12/31/1994            $9,590            $10,912             $9,618
3/31/1995            $10,161            $11,975            $10,071
6/30/1995            $10,862            $13,118            $10,795
9/30/1995            $11,897            $14,161            $11,822
12/31/1995           $13,014            $15,014            $12,877
3/31/1996            $12,699            $15,820            $12,637
6/30/1996            $13,135            $16,530            $13,237
9/30/1996            $12,506            $17,041            $12,839
12/31/1996           $13,642            $18,461            $13,988
3/31/1997            $13,353            $18,955            $13,740
6/30/1997            $14,870            $22,267            $15,193
9/30/1997            $15,697            $23,932            $16,091
12/31/1997           $18,529            $24,619            $18,814
3/31/1998            $20,750            $28,054            $21,274
6/30/1998            $20,111            $28,979            $20,978
9/30/1998            $20,592            $26,096            $21,585
12/31/1998           $23,611            $31,654            $25,077
3/31/1999            $22,501            $33,234            $24,475
6/30/1999            $25,226            $35,580            $27,520
9/30/1999            $24,204            $33,357            $26,419
12/31/1999           $26,320            $38,320            $28,176
3/31/2000            $28,004            $39,198            $29,804
6/30/2000            $25,999            $38,155            $27,746
9/30/2000            $28,373            $37,785            $29,843
12/31/2000           $27,362            $34,830            $28,786

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Since 1996, the fund's benchmark has been a custom utilities index, described on page 21. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                Utilities      Fund Benchmark
DATE             RETURN            RETURN
12/93*            6.60%             6.14%
12/94           -10.03%            -9.39%
12/95            35.70%            33.89%
12/96             4.82%             8.63%
12/97            35.82%            34.50%
12/98            27.43%            33.29%
12/99            11.46%            12.36%
12/00             3.97%             2.17%

* From 3/1/93 (the fund's inception date) to 12/31/93.


                                                www.americancentury.com      5


Utilities--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]   [photo of Bill Martin]

     Based on interviews with Joe Sterling and Bill Martin, portfolio managers on the Utilities fund investment team.

HOW DID THE UTILITIES FUND PERFORM FOR  THE YEAR?

     The fund delivered a total return of 3.97%.* That compared favorably with the 2.17% return of its custom benchmark, but lagged the 7.86% average return of its peer group--95 utilities funds tracked by Lipper Inc.

     Due to the declining U.S. stock market, these were the lowest returns for the fund and the benchmark since 1994, and 2000 was the first year since 1996 that the fund and the benchmark failed to post double-digit returns. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND LAG THE LIPPER PEER AVERAGE FOR THE YEAR?

     The key to understanding the performance difference is in the composition of the fund's benchmark. The Utilities fund is designed to mirror the utilities sector of the stock market in terms of market capitalization. Its benchmark is a custom index that consists of approximately 165 utilities stocks made up of about 55% telephone and communication services companies, 35% electric and natural gas utilities, and the remaining 10% or so in utilities-related service and equipment companies.

     Due to these benchmark weightings, the fund tends to have a higher representation of telecom stocks than the average fund in its Lipper peer group. In recent years, the telecom weighting boosted fund returns relative to its Lipper peer average. However, last year declining prices for telecom stocks dragged down fund performance.

WHY DID THE FUND OUTPERFORM ITS  BENCHMARK INDEX?

     Basically, compared with the index, the fund was overweight in what performed well and underweight in what lagged. The portfolio was overweight in natural gas and electric utilities companies, which were by far the strongest performers during the year, and slightly underweight in telecommunications companies, which were the worst performers.

     We made the right industry weighting decisions, but our company selection within the industries hurt us. In hindsight, some different choices within industries could have put us further ahead of the benchmark and closer to the peer group.

WHICH STOCKS HURT FUND PERFORMANCE  THE MOST?

     Telecom stocks led the list of negative performers, particularly the long-distance telephone triumvirate of Sprint (-70% for the year), AT&T (-66%) and MCI WorldCom (-74%). We were underweight in these stocks compared with the benchmark, but together they still represented about 7.5% of the portfolio at year end.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

"COMPARED WITH THE INDEX, THE FUND WAS OVERWEIGHT IN WHAT PERFORMED WELL AND UNDERWEIGHT IN WHAT LAGGED."

PORTFOLIO AT A GLANCE
                        12/31/00      12/31/99
NO. OF COMPANIES           71            77
30-DAY SEC YIELD          1.76%         1.97%
P/E RATIO                 26.6          29.3
PORTFOLIO TURNOVER         32%           50%
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.67%         0.68%

Investment terms are defined in the Glossary on pages 22-23.


6      1-800-345-2021


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT THE OTHER TELECOM AREAS--WIRELESS AND THE REGIONAL TELEPHONE
COMPANIES?

     Although their losses did not match those of the long-distance group, wireless and regional phone companies also had a tough year. Verizon Communications (-19%), which represents both areas and was the fund's top holding at year end, was a good example. Other representatives of these areas included global wireless leader Vodafone (-28%) and regional phone companies BellSouth (-13%) and SBC Communications (-2%), all of which were top ten holdings at year end.

MOVING FROM PAIN TO GAIN, WHICH COMPANIES HELPED PERFORMANCE?

     Most of the largest positive contributors to fund performance came, as you'd expect, from the energy, natural gas and electric utilities industries. Two names that we favored in the portfolio all year were El Paso Energy (+85%) and Coastal Corp. (+149%). Both companies logged big gains because of the low supply/ high demand/high price situation for natural gas last year, plus news of their impending merger. Scheduled for early 2001, the merger is expected to result in one of the largest natural gas distributors and suppliers in the U.S. market. Gas pipeline company Kinder Morgan (+159%) also made a positive contribution to fund performance.

     Among electric company stocks, it was the power generating companies that soared, driven by rising wholesale power prices during the year. We favored the power generating companies over the power transmission companies, and that paid off. Top ten holdings Duke Energy (+70%), Dominion Resources (+70%), and Southern Company (+42%), plus Dynegy (+361%), Calpine Corporation (+182%), and Reliant Energy (+89%) were large positive contributors. So was Exelon Corporation, the newly formed, largely nuclear-powered company resulting from the merger of PECO Energy and Unicom Corp.

HOW DID THE POWER TRANSMISSION COMPANIES PERFORM?

     Overall, the fund benefited from an underweight position in power transmission companies. They generally languished on the other side of the performance spectrum, hurt by the same factors that helped the power generating companies.

     Nothing demonstrated this difference better than the California power crisis. While suppliers to the state like Dynegy and Reliant Energy were raking in huge profits, California's two largest investor-owned power transmission companies--Pacific Gas & Electric (PG&E) and Southern California Edison (a subsidiary of Edison International)--teetered on the brink of bankruptcy. California's deregulation plan prohibited PG&E and Edison from increasing the rates that they charged their customers enough to offset their soaring costs.

     As the California power crisis worsened, the investment team trimmed the fund's holdings in PG&E (-2%) and Edison International (-40%), which together accounted for 1.6% of the portfolio at year end.

LOOKING INTO 2001, HOW DO YOU THINK THE SLOWING ECONOMY WILL IMPACT UTILITIES COMPANIES?

     Although they are not completely immune, we think utilities will be less affected than many other sectors. This tends to be a defensive area in times of slow growth because demand for light, heat, and phone service should still exist, though perhaps to a slightly lesser extent.

[right margin]

"TOP TEN HOLDINGS DUKE ENERGY, DOMINION RESOURCES, AND SOUTHERN COMPANY WERE LARGE POSITIVE CONTRIBUTORS."

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                             AS OF       AS OF
                           12/31/00      6/30/00
VERIZON
   COMMUNICATIONS(1)         5.5%         9.7%
ENRON CORP.                  5.1%         4.8%
BELLSOUTH CORP.              5.1%         4.7%
SBC COMMUNICATIONS
   INC.                      4.8%         5.2%
VODAFONE GROUP PLC           4.5%         4.4%
QWEST
   COMMUNICATIONS
   INTERNATIONAL INC.        4.4%         4.2%
EXELON CORP.(2)              4.2%         2.0%
DUKE ENERGY CORP.            3.7%         2.8%
DOMINION RESOURCES
   INC. (VA)                 3.1%         1.6%
SOUTHERN CO.                 3.1%         2.0%

(1) Bell Atlantic Corp. acquired GTE Corp. on 7/3/00. On that date, Bell Atlantic changed its name to Verizon Communications. The percentage as of 6/30/00 represents Bell Atlantic and GTE Corp. shares owned by the fund.

(2) PECO Energy Co. merged with Unicom Corp. to form Exelon Corp. on 10/23/00. The percentage as of 6/30/00 represents PECO Energy Co. and Unicom Corp. shares owned by the fund.


                                                www.americancentury.com      7


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     For the electric and natural gas companies, we think the outlook remains healthy. These companies continue to enjoy an environment of low supply and high demand. In our view, the demand for natural gas, in particular, should be sustainable. Part of the demand in 2001 will come from the large number of new electric power plants coming online, most of which will be gas-fired. We can't expect these companies to repeat the extraordinary gains of 2000. However, earnings should be stable, unless the economy slides into a recession.

     Within the telecommunications group, some areas should fare better than others. Although we have seen effects of the slowing economy among some of the regional telephone companies, in general, people should continue to use telephones and pay their phone bills. The outlook is a little dimmer for the wireless companies. Because wireless telephones are still more of a novelty item, we think this group will be more susceptible to the slowing economy.

WHAT DO YOU THINK WILL BE THE IMPACT OF THE CALIFORNIA POWER CRISIS?

     From a long-term perspective, we think the crisis is probably just a bump in the road toward nationwide deregulation. However, there are some possible near-term effects that the crisis may have on the California economy and the utilities sector.

     First, California's economy could stumble a bit as companies (particularly technology firms) move workers to neighboring states where power is more plentiful and less expensive. For the national economy, however, we don't expect a net loss of productivity or growth.

     Second, we think the California fiasco will prompt other states that are considering deregulation to examine and avoid the widely documented missteps and pitfalls. So far, to the best of our knowledge, the crisis has not caused other states to end their deregulation plans.

WHAT'S YOUR STRATEGY GOING FORWARD?

     We'll continue to pursue our disciplined investment approach. It's important to remember that the Utilities fund is, at its core, largely based on its custom benchmark index. In the interests of reducing expenses and providing full and constant exposure to the market, we typically don't deviate much from the structure of the benchmark.

     It's also important to have realistic expectations. We think it's highly unlikely that the electric power generators and natural gas providers will have as good a year in 2001 as they did in 2000. Likewise, the telecoms probably won't sell off again like they did last year.

     Having said that, given current conditions and the economic outlook, we plan to maintain overweight positions in electric generating companies, natural gas utilities, and energy companies. We will slightly underweight the telecommunications area, although our holdings in the regional telephone companies will remain neutral.

[left margin]

"WE PLAN TO MAINTAIN OVERWEIGHT POSITIONS IN ELECTRIC GENERATING COMPANIES, NATURAL GAS UTILITIES, AND ENERGY COMPANIES."

INDUSTRY BREAKDOWN
                          % OF FUND INVESTMENTS
                            AS OF        AS OF
                          12/31/00      6/30/00
ELECTRICAL UTILITIES        40.3%        26.2%
TELEPHONE                   31.2%        52.4%
WIRELESS
   TELECOMMUNICATIONS        9.0%         3.2%
GAS & WATER UTILITIES        8.7%         1.1%
ENERGY RESERVES &
   PRODUCTION                7.1%          --
OIL REFINING                 2.5%         1.2%
OTHER                        1.2%        15.9%


8      1-800-345-2021


Utilities--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
COMPUTER SOFTWARE -- 0.2%
                   10,000  Openwave Systems Inc.(1)                 $    475,938
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.3%
                   28,705  Nortel Networks Corp.                         920,354
                                                                    ------------
ELECTRICAL UTILITIES -- 40.3%
                   30,000  AES Corp. (The)(1)                          1,661,250
                   50,000  ALLETE                                      1,240,625
                  104,440  American Electric Power                     4,856,460
                   80,000  Calpine Corp.(1)                            3,605,000
                   58,700  CMS Energy Corp.                            1,860,056
                   72,850  Conectiv, Inc.                              1,461,553
                   75,000  Consolidated Edison, Inc.                   2,887,500
                   80,000  Constellation Energy Group                  3,605,000
                  139,956  Dominion Resources Inc.(Va)                 9,377,052
                   58,400  DTE Energy Company                          2,273,950
                  130,000  Duke Energy Corp.                          11,082,499
                  101,980  Dynegy Inc. Cl A                            5,717,254
                  115,000  Edison International                        1,796,875
                   39,000  Energy East Corp.                             767,813
                  110,000  Entergy Corp.                               4,654,375
                  178,750  Exelon Corp.                               12,550,037
                   75,500  FirstEnergy Corp.                           2,382,969
                   79,000  FPL Group, Inc.                             5,668,250
                   38,000  GPU Inc.                                    1,398,875
                   30,000  Kansas City Power & Light Co.                 823,125
                   60,000  Montana Power Co.                           1,245,000
                   61,200  Niagara Mohawk Holdings Inc.(1)             1,021,275
                   50,000  Northeast Utilities                         1,212,500
                   23,021  NSTAR                                         987,025
                   60,000  Orion Power Holdings, Inc.(1)               1,477,500
                  147,000  PG&E Corp.                                  2,940,000
                   35,000  Potomac Electric Power Co.                    864,850
                   47,300  Puget Sound Energy Inc.(1)                  1,315,531
                  120,000  Reliant Energy, Inc.                        5,197,500
                   78,000  Sempra Energy                               1,813,500
                  280,000  Southern Co.                                9,310,000
                    4,800  Southern Energy Inc.(1)                       135,900
                  125,000  TXU Corp.                                   5,539,063
                   95,000  Utilicorp United Inc.                       2,945,000
                  179,515  XCEL Energy Inc.                            5,217,155
                                                                    ------------
                                                                     120,892,317
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 7.1%
                  185,400  Enron Corp.                                15,411,375
                  150,600  Williams Companies, Inc. (The)              6,014,588
                                                                    ------------
                                                                      21,425,963
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 8.7%
                  100,000  EL Paso Energy Corporation               $  7,162,499
                   40,000  Energen Corp.                               1,287,500
                  105,000  Keyspan Energy Corp.                        4,449,375
                   95,100  Kinder Morgan, Inc.                         4,963,031
                   11,600  National Fuel Gas Co.                         730,075
                  157,056  NiSource Inc.                               4,829,472
                   39,687  NiSource, Inc.(1)                             109,139
                  100,000  TransCanada Pipelines Ltd.                  1,150,000
                   55,000  UGI Corp.                                   1,392,188
                                                                    ------------
                                                                      26,073,279
                                                                    ------------
OIL REFINING -- 2.5%
                   85,000  Coastal Corp.                               7,506,563
                                                                    ------------
TELEPHONE -- 31.2%
                  520,050  AT&T Corp.                                  9,003,366
                  370,000  BellSouth Corp.                            15,146,874
                   78,900  BroadWing Inc.(1)                           1,799,906
                   15,000  Cable & Wireless Plc ADR                      598,125
                   50,000  CenturyTel Inc.                             1,787,500
                   25,000  Global Crossing Ltd.(1)                       357,813
                   60,000  McLeodUSA Inc. Cl A(1)                        847,500
                   10,000  Nippon Telegraph & Telephone
                              Corp. ADR                                  356,875
                  324,631  Qwest Communications
                              International Inc.(1)                   13,309,871
                   40,000  RCN Corp.(1)                                  247,500
                  300,520  SBC Communications Inc.                    14,349,830
                  240,000  Sprint Corp.                                4,875,000
                   30,000  Telefonica S.A. ADR(1)                      1,500,000
                   80,000  Telefonos de Mexico, S.A. Cl L
                              ADR                                      3,610,000
                  330,380  Verizon Communications                     16,560,297
                  631,450  WorldCom, Inc.(1)                           8,879,766
                   20,000  XO Communications Inc.(1)                     356,875
                                                                    ------------
                                                                      93,587,098
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 9.0%
                   56,500  ALLTEL Corp.                                3,527,719
                   50,000  AT&T Wireless Group(1)                        865,625
                  275,000  BCE Inc.                                    7,957,813
                   24,000  Nextel Communications, Inc.(1)                593,250
                  374,000  Vodafone Group PLC                         13,393,875
                   15,000  Western Wireless Corp. Cl A(1)                588,281
                                                                    ------------
                                                                      26,926,563
                                                                    ------------
TOTAL COMMON STOCKS                                                  297,808,075
                                                                    ------------
   (Cost $236,712,458)


See Notes to Financial Statements                www.americancentury.com      9


Utilities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.7%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.95%, dated 12/29/00,
    due 1/2/01 (Delivery value $2,001,322)                             2,000,000
                                                                    ------------
   (Cost $2,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $299,808,075
                                                                    ============
   (Cost $238,712,458)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.


10      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 2000

ASSETS
Investment securities, at value
  (identified cost of $238,712,458)
  (Note 3) ...............................................        $ 299,808,075
Cash .....................................................              205,069
Receivable for capital shares sold .......................              129,797
Dividends and interest receivable ........................              504,618
                                                                  -------------
                                                                    300,647,559
                                                                  -------------

LIABILITIES
Accrued management fees (Note 2) .........................              168,125
Payable for capital share redeemed .......................              113,828
Distribution fees payable (Note 2) .......................                  971
Service fees payable (Note 2) ............................                  971
Payable for directors' fees and expenses .................                  813
Accrued expenses and other liabilities ...................                  351
                                                                  -------------
                                                                        285,059
                                                                  -------------
Net Assets ...............................................        $ 300,362,500
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 239,553,056
Accumulated net realized loss
  on investment transactions .............................             (286,795)
Net unrealized appreciation
  on investments (Note 3) ................................           61,096,239
                                                                  -------------
                                                                  $ 300,362,500
                                                                  =============

Investor Class, $10.00 Par Value
Net assets ...............................................        $ 295,822,508
Shares outstanding .......................................           19,388,467
Net asset value per share ................................        $       15.26

Advisor Class, $10.00 Par Value
Net assets ...............................................        $   4,539,992
Shares outstanding .......................................              297,577
Net asset value per share ................................        $       15.26


See Notes to Financial Statements               www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $52,789) ..................................          $ 19,983,296
Interest ................................................               125,259
                                                                   ------------
                                                                     20,108,555
                                                                   ------------

Expenses (Note 2):
Management fees .........................................             2,035,698
Distribution fees -- Advisor Class ......................                12,648
Service fees -- Advisor Class ...........................                12,648
Directors' fees and expenses ............................                 8,493
                                                                   ------------
                                                                      2,069,487
                                                                   ------------
Net investment income ...................................            18,039,068
                                                                   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ........................            15,301,940
Change in net unrealized
  appreciation on investments ...........................           (21,428,573)
                                                                   ------------

Net realized and unrealized
  loss on investments ...................................            (6,126,633)
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations .............................          $ 11,912,435
                                                                   ============


12      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

Increase (Decrease) in Net Assets                     2000            1999

OPERATIONS
Net investment income ........................   $  18,039,068    $   6,357,677
Net realized gain on investment transactions .      15,301,940       17,099,349
Change in net unrealized appreciation
  (depreciation) on investments ..............     (21,428,573)      10,228,171
                                                 -------------    -------------
Net increase in net assets
  resulting from operations ..................      11,912,435       33,685,197
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................     (17,750,643)      (6,541,545)
  Advisor Class ..............................        (288,425)         (62,845)
In excess of net investment income:
  Investor Class .............................         (43,634)         (38,868)
  Advisor Class ..............................            (709)            (661)
From net realized gains on
  investment transactions:
  Investor Class .............................     (15,155,414)     (17,256,040)
  Advisor Class ..............................        (243,433)        (268,696)
In excess of net realized gains
  on investment transactions:
  Investor Class .............................        (238,619)            --
  Advisor Class ..............................          (3,833)            --
                                                 -------------    -------------
Decrease in net assets from distributions ....     (33,724,710)     (24,168,655)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ............      (2,305,466)       7,111,530
                                                 -------------    -------------

Net increase (decrease) in net assets ........     (24,117,741)      16,628,072

NET ASSETS
Beginning of period ..........................     324,480,241      307,852,169
                                                 -------------    -------------
End of period ................................   $ 300,362,500    $ 324,480,241
                                                 =============    =============


See Notes to Financial Statements               www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Utilities Fund (the fund) is one of the six funds issued by the corporation. The fund is diversified under the 1940 Act. The fund seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are expected to be declared and paid semi-annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 2000, the effective annual Investor Class management fee was 0.67%.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the year ended December 31, 2000 were $25,296.

    The fund may invest in a J.P. Morgan Flemings Asset Management (JPM) money market fund for temporary purposes. JPM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2000 totaled $98,761,229 and $117,604,057, respectively.

    On December 31, 2000, accumulated net unrealized appreciation on investments was $60,389,469, based on the aggregate cost of investments for federal income tax purposes of $239,418,606, which consisted of unrealized appreciation of $90,859,474 and unrealized depreciation of $30,470,005.


                                                www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to the fund. Transactions in shares of the fund were as follows:

                                                SHARES            AMOUNT
INVESTOR CLASS
Designated Shares .........................  1,000,000,000
                                             =============
Year ended December 31, 2000
Sold ......................................    4,505,983       $72,699,917
Issued in reinvestment of distributions ...    1,931,302       29,838,817
Redeemed ..................................   (6,435,183)     (104,348,244)
                                             -------------   ---------------
Net increase (decrease) ...................      2,102         $(1,809,510)
                                             =============   ===============

Year ended December 31, 1999
Sold ......................................    12,764,332     $209,639,231
Issued in reinvestment of distributions ...    1,354,578       21,766,013
Redeemed ..................................   (14,018,738)    (229,526,287)
                                             -------------   ---------------
Net increase ..............................     100,172        $1,878,957
                                             =============   ===============

ADVISOR CLASS
Designated Shares .........................   250,000,000
                                             =============
Year ended December 31, 2000
Sold ......................................     123,686        $1,969,643
Issued in reinvestment of distributions ...      31,506          485,915
Redeemed ..................................     (185,018)      (2,951,514)
                                             -------------   ---------------
Net decrease ..............................     (29,826)        $(495,956)
                                             =============   ===============

Year ended December 31, 1999
Sold ......................................     354,612        $5,758,463
Issued in reinvestment of distributions ...      16,012          258,552
Redeemed ..................................     (47,955)        (784,442)
                                             -------------   ---------------
Net increase ..............................     322,669        $5,232,573
                                             =============   ===============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2000.


16      1-800-345-2021


Utilities--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                             Investor Class
                                            2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $16.46     $15.96     $14.24      $11.51     $11.44
                                          --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .................. 0.96(1)    0.33(1)     0.37        0.43       0.45
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................... (0.35)      1.45       3.39        3.57       0.08
                                          --------   --------   ---------   --------   --------
  Total From Investment Operations .......  0.61       1.78       3.76        4.00       0.53
                                          --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............. (0.98)     (0.35)     (0.38)      (0.42)     (0.46)
  In Excess of Net Investment Income .....  --(2)      --(2)       --          --         --
  From Net Realized Gains
  on Investment Transactions ............. (0.82)     (0.93)     (1.66)      (0.85)       --
  In Excess of Net Realized Gains on
  Investment Transactions ................ (0.01)       --         --          --         --
                                          --------   --------   ---------   --------   --------
  Total Distributions .................... (1.81)     (1.28)     (2.04)      (1.27)     (0.46)
                                          --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........... $15.26     $16.46     $15.96      $14.24     $11.51
                                          ========   ========   =========   ========   ========
  Total Return(3) ........................  3.97%     11.46%     27.43%      35.82%      4.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.67%      0.68%      0.69%       0.72%      0.71%
Ratio of Net Investment Income
  to Average Net Assets ..................  5.88%      2.02%      2.51%       3.56%      3.88%
Portfolio Turnover Rate ..................   32%        50%        98%         92%        93%
Net Assets, End of Period
  (in thousands) .........................$295,823   $319,092   $307,777    $209,962   $145,134

(1)  Computed using average shares outstanding throughout the period.

(2)  Per share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements              www.americancentury.com      17


Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                   Advisor Class
                                             2000       1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $16.46     $15.96      $14.90
                                           --------   ---------   --------
Income From Investment Operations
  Net Investment Income ..................  0.95(2)    0.27(2)      0.16
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  (0.38)      1.47        2.52
                                           --------   ---------   --------
  Total From Investment Operations .......   0.57       1.74        2.68
                                           --------   ---------   --------
Distributions
  From Net Investment Income .............  (0.94)     (0.31)      (0.19)
  In Excess of Net Investment Income .....   --(3)      --(3)        --
  From Net Realized Gains on
  Investment Transactions ................  (0.82)     (0.93)      (1.43)
  In Excess of Net Realized Gains
  on Investment Transactions .............  (0.01)       --          --
                                           --------   ---------   --------
  Total Distributions ....................  (1.77)     (1.24)      (1.62)
                                           --------   ---------   --------
Net Asset Value, End of Period ...........  $15.26     $16.46      $15.96
                                           ========   =========   ========
  Total Return(4) ........................   3.71%     11.20%      18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................   0.92%      0.93%     0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ..................   5.63%      1.77%     1.94%(5)
Portfolio Turnover Rate ..................    32%        50%       98%(6)
Net Assets, End of Period
  (in thousands) .........................  $4,540     $5,388        $76

(1)  June 25, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.


18      1-800-345-2021                      See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Utilities Fund (one of the six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on that statement. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 9, 2001


                                                www.americancentury.com      19


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including telecommunications services, electricity, and natural gas.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The S&P/BARRA VALUE AND GROWTH indices split each full S&P index into two mutually exclusive groups. The full indices are divided according to book-to-price ratios, with the value indices containing firms with higher book-to-price ratios and the growth indices having firms with lower book-to-price ratios.

     The FUND BENCHMARK consists of approximately 165 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry is approximately 55% telephone and communication services, 30% electric and natural gas companies, and 15% utilities-related companies.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

     The S&P TELEPHONE INDEX is composed of six regional telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's UTILITY FUNDS category consists of funds that invest at least 65% of their portfolios in utilities stocks.

* Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BILL MARTIN
       JOE STERLING


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD -- net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.


22      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0102                                 American Century Investment Services, Inc.
SH-ANN-24097                      (c)2000 American Century Services Corporation